AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON           , 1996
                                                     REGISTRATION NO. 2-30070
                                                     REGISTRATION  NO. 811-1705

-------------------------------------------------------------------------------
                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549
                               ---------------

                                   FORM N-4

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [ ]

                        PRE-EFFECTIVE AMENDMENT NO.                         [ ]

                      POST-EFFECTIVE AMENDMENT NO. 57                       [X]

                                    AND/OR

   REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940          [ ]

                              AMENDMENT NO. 53                              [X]

                       (CHECK APPROPRIATE BOX OR BOXES)
                               ----------------

                              SEPARATE ACCOUNT A
                                      OF
          THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                          (EXACT NAME OF REGISTRANT)
                               ----------------

          THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                             (NAME OF DEPOSITOR)
                 787 SEVENTH AVENUE, NEW YORK, NEW YORK 10019
             (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)
      DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 554-1234
                               ----------------

                             ANTHONY A. DREYSPOOL
                      VICE PRESIDENT AND SENIOR COUNSEL
          THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                 787 SEVENTH AVENUE, NEW YORK, NEW YORK 10019
                   (NAMES AND ADDRESS OF AGENT FOR SERVICE)
                               ----------------

                 PLEASE SEND COPIES OF ALL COMMUNICATIONS TO:

                              PETER E. PANARITES
                       FREEDMAN, LEVY, KROLL & SIMONDS
                   1050 CONNECTICUT AVENUE, N.W., SUITE 825
                            WASHINGTON, D.C. 20036

-------------------------------------------------------------------------------

   Approximate Date of Proposed Public Offering: Continuous

   It is proposed that this filing will become effective (check approrpriate box):

 [ ] Immediately upon filing pursuant to paragraph (b) of Rule 485.

 [ ] On (date) pursuant to paragraph (b) of Rule 485.

 [X] 60 days after filing pursuant to paragraph (a) (1) of Rule 485.

 [ ] On (date) pursuant to paragraph (a) (1) of Rule 485.

 [ ] 75 days after filing pursuant to paragraph (a) (2) of Rule 485.

 [ ] On (date) pursuant to paragraph (a) (3) of Rule 485.

   If appropriate, check the following box:

 [ ] This post-effective amendment designates a new effective date for previously filed post-effective amendment.
                             ---------------------

   The Registrant has registered an indefinite number of securities under the Securities Act of 1933 pursuant to Rule 24f-2.

   The Rule 24f-2 Notice of the Registrant for fiscal year 1995 was filed on February 27, 1996.

                            CROSS REFERENCE SHEET
                SHOWING LOCATION OF INFORMATION IN PROSPECTUS




                             FORM N-4 ITEM                                    PROSPECTUS CAPTION

         ----------------------------------------------------  -----------------------------------------------

1.       Cover Page .......................................... Cover Page

2.       Definitions ......................................... General Terms

3.       Synopsis ............................................ Part 1: Summary

                                                               EQUI-VEST--Part 6: Provisions of the
                                                               Contracts--Annuity Account Value
4.       Condensed Financial Information ..................... MOMENTUM--Part 7: Accumulation Unit Values

         General Description of and Registrant, Depositor      Part 1: Summary, Part 2: Separate Account A and
5.       Portfolio Companies ................................. its Investment Funds

6.       Deductions and Expenses ............................. Part 8: Deductions and Charges

                                                               EQUI-VEST--Part 6: Provisions of the Contracts
                                                               MOMENTUM--Part 7: Provisions of the MOMENTUM
7.       General Description of Variable Annuity Contracts  ..   Contract

                                                               EQUI-VEST--Part 6: Provisions of the Contracts
                                                               MOMENTUM--Part 7: Provisions of the MOMENTUM
8.       Annuity Period ......................................   Contract

                                                               EQUI-VEST--Part 6: Provisions of the
                                                               Contracts--Guaranteed Death Benefit, --Your
                                                               Beneficiary MOMENTUM--Part 7: Provisions of the
9.       Death Benefit .......................................   MOMENTUM Contract

                                                               Part 3: Investment Performance, EQUI-VEST--PART
                                                               6: Provisions of the Contracts MOMENTUM--Part
10.      Purchases and Contract Value ........................ 7: Provisions of the MOMENTUM Contract

                                                               EQUI-VEST--Part 6: Provisions of the
                                                               Contracts--Distribution Options, MOMENTUM--Part
                                                               7: Provisions of the MOMENTUM Contracts Part 8:
                                                               Deductions and Charges--Contingent Withdrawal
11.      Redemptions .........................................   Charge

12.      Taxes ............................................... Part 10: Federal Tax and ERISA Matters

13.      Legal Proceedings ................................... Not Applicable

         Table of Contents of the Statement of Additional      Statement of Additional Information Table of
14.      Information ......................................... Contents

                            CROSS REFERENCE SHEET
  SHOWING LOCATION OF INFORMATION IN THE STATEMENT OF ADDITIONAL INFORMATION


                        FORM N-4 ITEM                                  SAI CAPTION

         -----------------------------------------  ------------------------------------------------

15.      Cover Page ............................... Cover Page

16.      Table of Contents ........................ Table of Contents

17.      General Information and History .......... Prospectus--Part 1: Summary

18.      Services ................................. Not Applicable

19.      Purchases of Securities Being Offered  ... Part 12: Distribution

20.      Underwriters ............................. Part 12: Distribution

                                                    Part 7: Accumulation Unit Values Part 8:
                                                    Calculation of Annuity Payments Part 12: Money
                                                    Market Fund Yield Information Part 13: Other
21.      Calculation of Performance Data .......... Yield Information

22.      Annuity Payments ......................... Part 8: Calculation of Annuity Payments

23.      Financial Statements ..................... Part 16: Financial Statements

                 EQUI-VEST(REGISTERED TRADEMARK)AND MOMENTUM
                         PERSONAL RETIREMENT PROGRAMS
                                     AND
                    EMPLOYER SPONSORED RETIREMENT PROGRAMS


                        PROSPECTUS, DATED MAY 1, 1996
-----------------------------------------------------------------------------


                VARIABLE ANNUITY CONTRACTS FUNDED THROUGH THE
                    INVESTMENT FUNDS OF SEPARATE ACCOUNT A

                                  Issued By:

          The Equitable Life Assurance Society of the United States

This prospectus describes group and individual deferred variable annuity contracts (CONTRACTS) offered by The Equitable Life Assurance Society of the United States (EQUITABLE LIFE). The EQUI-VEST Contracts are designed for retirement savings and long-range financial planning as part of a retirement savings plan. The Momentum Contract (MOMENTUM) is designed to fund defined contribution plans. Contributions in both MOMENTUM and EQUI-VEST Contracts accumulate on a Federal income tax-deferred basis, and at a future date you can receive a stream of periodic payments, including a fixed or variable annuity.


EQUI-VEST Personal Retirement Programs include individual retirement annuities (IRAS) and those established through rollovers from tax-favored retirement plans (QP IRAS) as well as non-qualified annuities (NQS).


EQUI-VEST Employer Sponsored Retirement Programs include SEPs, TSAs, EDCs, Trusteed and Annuitant-Owned HR-10 Plans, as described in this prospectus.

MOMENTUM Employer-Sponsored Retirement Plans include 401(a) and 401(k) plans as described in this prospectus. Employers sponsoring such plans and trustees of such plans (PLAN TRUSTEES) can participate in MOMENTUM through the MOMENTUM Program. The MOMENTUM Program consists of a defined contribution master plan and trust sponsored by Equitable Life (the MASTER PLAN AND TRUST) or, for Employers who prefer to use their own individually-designed or a prototype defined contribution plan, a pooled trust (the POOLED TRUST).

EQUI-VEST offers the investment options (INVESTMENT OPTIONS) listed below. MOMENTUM offers the Investment Options listed below except the Fixed Maturity Periods. These Investment Options include the Guaranteed Interest Account, which is part of Equitable Life's general account and pays interest at guaranteed fixed rates, and thirteen variable investment funds (INVESTMENT FUNDS) of Separate Account A (SEPARATE ACCOUNT). Each Fixed Maturity Period (FIXED MATURITY PERIOD) in the Fixed Maturity Account is available only under EQUI-VEST (in states where approved).



                            INVESTMENT FUNDS                             OTHER INVESTMENT OPTIONS
----------------------------------------------------------------------  --------------------------------
 o Money Market     o Growth & Income      Asset Allocation Series:      o Guaranteed Interest Account
 o Intermediate       Equity Index          o Conservative Investors     o Fixed Maturity Periods with
   Government       o Common Stock   o      o Balanced                     Expiration Dates 1996 through
   Securities       o Global                o Growth Investors             2006

 o Quality Bond     o International
 o High Yield       o Aggressive Stock

We invest each Investment Fund in shares of a corresponding portfolio (PORTFOLIO) of The Hudson River Trust (TRUST), a mutual fund whose shares are purchased by the separate accounts of insurance companies. The prospectus for the Trust, directly following this prospectus, describes the investment objectives, policies and risks of the Portfolios.

Amounts allocated to a Fixed Maturity Period accumulate on a fixed basis and are credited with interest at a rate we set (RATE TO MATURITY) for the entire period. On each business day (BUSINESS DAY) we will determine the Rate to Maturity available for amounts newly allocated to Fixed Maturity Periods. A market value adjustment (positive or negative) will be made for withdrawals, transfers, terminations and certain other transactions from a Fixed Maturity Period before its expiration date (EXPIRATION DATE). Each Fixed Maturity Period has its own Rates to Maturity.

Participants may choose from a variety of payout options. If an annuity is selected as the retirement payout option, variable and fixed annuities are available. Fixed annuities are funded through Equitable Life's general account. Variable payments will be funded through your choice of Investment Funds.

This prospectus provides information about EQUI-VEST and MOMENTUM that prospective investors should know before investing. You should read it carefully and retain it for future reference. The prospectus is not valid unless it is attached to a current prospectus for the Trust, which you should also read carefully.

Registration statements relating to the Separate Account and to interests under the Fixed Maturity Periods have been filed with the Securities and Exchange Commission (SEC). The statement of additional information (SAI), dated May 1, 1996, which is part of the registration statement for the Separate Account, is available free of charge upon request by writing to the Processing Office or calling 1-800-628-6673 for EQUI-VEST, or 1-800-528-0204 for MOMENTUM, our toll-free numbers. The SAI has been incorporated by reference into this prospectus. The Table of Contents for the SAI appears at the back of this prospectus.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


THE CONTRACTS ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL INVESTED.

May 1, 1996                                                           888-1092

--------------------------------------------------------------------------------
                                Copyright 1996
   The Equitable Life Assurance Society of the United States, New York, New
                                 York, 10019.
                             All rights reserved.

               INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE


   Equitable Life's Annual Report on Form 10-K for the year ended December 31, 1995 is incorporated herein by reference.


   All documents or reports filed by Equitable Life pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934 (EXCHANGE
ACT) after the date hereof and prior to the termination of the offering of the securities offered hereby shall be deemed to be incorporated by reference in this prospectus and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated herein by reference shall be deemed to be modified or superseded for purposes of this prospectus to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified and superseded, to constitute a part of this prospectus.

   Equitable Life will provide without charge to each person to whom this prospectus is delivered, upon the written or oral request of such person, a copy of any or all of the foregoing documents incorporated herein by reference (other than exhibits not specifically incorporated by reference into the text of such documents). Requests for such documents should be directed to The Equitable Life Assurance Society of the United States, 787 Seventh Avenue, New York, New York 10019. Attention: Corporate Secretary (telephone: (212) 554-1234).

            PROSPECTUS TABLE OF CONTENTS


GENERAL TERMS                                    PAGE 5
PART 1:SUMMARY                                   PAGE 8
Equitable Life                                    8
Types of Retirement Programs                      8
Investment Options                                9
Selecting Investment Options                     10
Contributions                                    10
Transfers                                        10
Services We Provide                              10
Distribution Options and Death Benefits          12
Withdrawals, Termination and Loans               12
Taxes                                            13
Deductions and Charges                           13
Deferred Variable Annuities                      14
10-Day Free Look for EQUI-VEST                   14
Fee Tables and Examples                          15
PART 2: SEPARATE ACCOUNT A AND
        ITS INVESTMENT FUNDS
                                                PAGE 24
Separate Account A                               24
The Hudson River Trust                           24
The Trust's Investment Adviser                   25
Investment Policies and Objectives of the
  Trust's Portfolios                             25
PART 3: INVESTMENT PERFORMANCE                  PAGE 27
Investment Fund Performance                      27
PART 4: THE GUARANTEED INTEREST ACCOUNT         PAGE 36
PART 5: THE EQUI-VEST FIXED MATURITY ACCOUNT    PAGE 37
PART 6: PROVISIONS OF THE EQUI-VEST CONTRACTS   PAGE 40
The EQUI-VEST Contract Series                    40
Selecting Investment Options                     40
Contributions Under the Contracts                40
Annuity Account Value                            42
Transfers                                        43
Automatic Transfer Options (Investment
  Simplifier)                                    44
Loans (for TSA and Corporate Trusteed
  only)                                          44
Assignment and Funding Changes                   45
Partial Withdrawals and Termination              45
Third Party Transfers or Exchanges               46
Requirements for Distributions                   46
Distribution Options                             46
Guaranteed Death Benefit                         49
Your Beneficiary                                 49
Proceeds                                         50
PART 7: PROVISIONS OF THE MOMENTUM Contract
        and Services We Provide                 PAGE 51
Understanding the MOMENTUM Program               51
 Employer's Responsibilities                     51
Adopting the MOMENTUM Program                    52
The MOMENTUM Contract                            52
 Selecting Investment Options                    52
 Contributions                                   53
Retirement Account Value                         53
Transfers                                        54
Investment Simplifier: Automatic Transfer
  Service                                        55
Loans                                            55
Withdrawals and Termination                      56
Forfeitures                                      56
Distribution Options                             57
Annuity Distribution Options                     57
Electing an Annuity Distribution Option          57
Automatic Minimum Withdrawal                     58
Death Benefit                                    58
Payment of Proceeds                              59
Plan Recordkeeping Services                      59
PART 8: DEDUCTIONS AND CHARGES                  PAGE 61
All Contracts                                    61
 Trust Charges to Portfolios                     61
 State Premium and Other Applicable  Taxes       61
EQUI-VEST IRA, QP IRA, SEP and NQ
 Contracts (Series 300 and 400 only)             61
 Charges to Investment Funds                     61
 Annual Administrative Charge                    62
 Contingent Withdrawal Charge                    62
 Allocation of Certain Charges to the
   Fixed Maturity Account                        64
 Charge on Third Party Transfer or
   Exchange                                      64
All EQUI-VEST EDC, TSA and Trusteed
 Contracts plus IRA, QP IRA, SEP and NQ
 (Series 100 and 200 only)                       65
 Limitation on Charges                           65
 Charges to Investment Funds                     65
 Annual Administrative Charge                    65
 Contingent Withdrawal Charge                    66



MOMENTUM Contract                                68
 Limitation on Charges                           68
 Charges to Investment Funds                     68
 Quarterly Administrative Charge                 69
 Charge for Plan Recordkeeping  Services         69
 Contingent Withdrawal Charge                    69
 Plan Loan Charges                               70
 Special Circumstances                           71

                                3





PART 9:VOTING RIGHTS                        PAGE 72
PART 10:FEDERAL TAX AND
        ERISA MATTERS                       PAGE 73
Annuities                                        73
Taxation of Non-Qualified
  Annuities--EQUI-VEST Only                      73
Special Rules for Tax Favored Retirement
  Programs                                       73
Tax-Qualified Retirement Plans ("Qualified
  Plans")                                        74
Tax Sheltered Annuity (TSAs) Arrangements        74
Distributions from Qualified Plans and
  TSAs                                           74
Tax-Qualified Individual Retirement
  Arrangements (IRSs)                            77
Annuity Account Values and Cash Values
  (Tables)                                       83
Simplified Employee Pensions (SEPs)              84
Public and Tax-Exempt Organization
  Employee Deferred Compensation Plans (EDC
  Plans)                                         84
Penalty Tax on Early Distributions               85
Tax Penalties for Insufficient Post Age 70
  1/2 Distributions                              85
Federal and State Income Tax Withholding         85
Generation Skipping Tax                          86
Special Rules for NQ and Trusteed
  Contracts Issued in Puerto Rico                86
Impact of Taxes to Equitable Life                87
Transfer Among Investment Options                87
Tax Changes                                      87
ERISA Matters                                    87
Certain Rules Applicable to Plan Loans           87
Certain Rules Applicable to Plans Designed
  to Comply with Section 404(c) of ERISA         88
PART 11:INDEPENDENT ACCOUNTANTS               PAGE 89
APPENDIX I: AN EXAMPLE OF EQUI-VEST MARKET
  VALUE ADJUSTMENT                            PAGE 90
STATEMENT OF ADDITIONAL INFORMATION
  TABLE OF CONTENTS                           PAGE 91
HOW TO OBTAIN THE EQUI-VEST AND MOMENTUM
  Statement of Additional Information         PAGE 91

GENERAL TERMS

In this prospectus, the terms "we," "our" and "us" mean The Equitable Life Assurance Society of the United States (EQUITABLE LIFE). The terms "you" and "your" refer to the Contract Owner for EQUI- VEST and either the Employer, Trustee or the Participant as indicated for MOMENTUM. Some of the terms described below may be called different names under EQUI-VEST and MOMENTUM.
We have indicated those differences in the following descriptions and in those instances where the term is applicable only to EQUI-VEST the symbol [EV] will be used and in those instances where it is applicable only to MOMENTUM the symbol [M] will be used.

ACCUMULATION UNIT--Contributions that are invested in an Investment Fund purchase Accumulation Units in that Investment Fund. The "Accumulation Unit Value" is the dollar value of each Accumulation Unit in an Investment Fund on a given date.

ACTIVE LOAN--[M]--The principal amount of any Participant plan loan that has neither been repaid nor deemed distributed under Section 72(p) of the Code.

ANNUITANT/PARTICIPANT--[EV]--We use the term Annuitant in our Contracts and in our Certificates we use the term Participant. In either case, these terms mean the individual who is the measuring life for determining annuity benefits and generally the person who is entitled to receive those benefits. The person may, in certain cases, not be the Contract or Certificate Owner. The Annuitant or Participant will have the right to exercise rights under a Contract or Certificate only if that person is also the Contract or Certificate Owner. Throughout this prospectus, we will use the term "Annuitant" to refer to both Annuitants and Participants.

ANNUITY ACCOUNT VALUE--[EV]--The sum of the amounts in the Investment Options under your Contract, plus the amount of any loan reserve account (including accrued interest). The sum of the amounts in the Investment Options on any Business Day equals (1) the value of your Investment Funds on that date, (2) the value in the Guaranteed Interest Account on that date plus (3) the sum of your Market Adjusted Amounts in the Fixed Maturity Periods on that date. See "Annuity Account Value" in Part 6.

BUSINESS DAY--Generally, our Business Day is any day on which Equitable Life is open and the New York Stock Exchange is open for trading. We are closed on national business holidays and also on Martin Luther King, Jr. Day and the Friday after Thanksgiving. Additionally, we may choose to close on the day immediately preceding or following a national business holiday or due to emergency conditions. For the purpose of determining the Transaction Date, our Business Day ends at 4:00 p.m. Eastern Time or the closing of the New York Stock Exchange, if earlier.

CASH VALUE--[EV]--The Annuity Account Value minus any applicable withdrawal charges and minus any outstanding loan (including accrued interest).

CASH VALUE--[M]--The Retirement Account Value minus any applicable withdrawal charges.

CODE--The Internal Revenue Code of 1986, as amended.

CONTRACT/CERTIFICATE--[EV]--When EQUI-VEST is offered under a group Contract, the document provided to participating individuals is called a Certificate rather than a Contract. When EQUI-VEST is offered on an individual basis, the document provided is a Contract. Throughout this prospectus, we will use the term "Contract" to refer to both Contracts and Certificates.

CONTRACT DATE/PARTICIPATION DATE--[EV]--We use the term Contract Date in our Contracts and in our Certificates we use the term Participation Date. In either case, this is the Business Day we receive at our Processing Office, the properly completed and signed application form for your Contract, any other required documentation and a contribution (unless payment is being made through your employer). Throughout this prospectus, we will use the term "Contract Date" to refer to both the Contract Date and Participation Date.

CONTRACT OWNER/CERTIFICATE OWNER--[M]--The Annuitant, employer, trustee or other party, whichever owns the Contract or Certificate. References to "Contracts" and "Contract Owners" in this prospectus include the Certificates and their Certificate Owners. Throughout this prospectus, we will use the term
"Contract Owner" to refer to both the Contract Owner and Certificate Owner.

CONTRACT YEAR/PARTICIPATION YEAR--[EV]--We use the term Contract Year in our Contracts and in our Certificates we use the term Participation Year. In either case, this is the 12-month period beginning on either your Contract Date or each anniversary of that date. Throughout this prospectus, we will use the term "Contract Year" to refer to both Contract Year and Participation Year.

CURRENT TOTAL ACCOUNT BALANCE--[EV]--The sum of the amounts in your Investment Funds and your Guaranteed Interest Account, plus the total Book Value of all of your Fixed Maturity Periods.

DEFAULT OPTION--[M]--The Money Market Fund, if that Fund is selected by the Employer or Plan Trustee as a funding option under the plan. Otherwise, the Guaranteed Interest Account. For Original Certificates, the Guaranteed Interest Account is the Default Option.

EMPLOYER--[M]--An employer who has sponsored a defined contribution plan that participates in the MOMENTUM Program through either the Master Plan and Trust or the Pooled Trust.

ERISA--The Employee Retirement Income Securities Act of 1974, as amended.

EXPIRATION DATE--[EV]--The date on which a Fixed Maturity Period ends.

FIXED MATURITY ACCOUNT--[EV]--The Account that contains the Fixed Maturity Periods. The Fixed Maturity Account is referred to as the "Guaranteed Period Account" in the Contracts.

FIXED MATURITY PERIOD (PERIODS)--[EV]--Any of the periods of time ending on an Expiration Date that are available for investment under the Series 400 Contracts. Fixed Maturity Periods are referred to as "Guarantee Periods" in the Contracts.

GUARANTEED INTEREST ACCOUNT--The Investment Option that pays interest at guaranteed fixed rates and is part of our general account. The Guaranteed Interest Account is referred to as "Guaranteed Interest Division" in some EQUI-VEST Certificates.

INVESTMENT FUNDS--In some EQUI-VEST contracts and in the MOMENTUM Contract, the Investment Funds are referred to as Investment Divisions. For EQUI-VEST we use the term Investment Funds in our Contracts, and in our Certificates we use the term Investment Divisions. These are the thirteen variable investment funds of the Separate Account. Throughout this prospectus, we will use the term "Investment Funds" to refer to both Investment Funds and Investment Divisions.

INVESTMENT OPTIONS--The choices for investment of contributions: the thirteen Investment Funds, the Guaranteed Interest Account, and for EQUI-VEST, each available Fixed Maturity Period.

MASTER PLAN AND TRUST--[M]--A defined contribution master plan and trust sponsored by Equitable Life.

MATURITY AMOUNT--[EV]--The amount in a Fixed Maturity Period on its Expiration Date. The Maturity Amount is referred to as the "Maturity Value" in the Contracts.

MAXIMUM FUND CHOICE--[EV]--One of two methods for selecting Investment Options--Allows the Contract Owner to allocate contributions to any Investment Fund, the Guaranteed Interest Account and (for Owners of Series 400 Contracts only) the Fixed Maturity Account. This election will result in restrictions in the amount you can transfer out of the Guaranteed Interest Account.

MAXIMUM TRANSFER FLEXIBILITY--[EV]--One of two methods for selecting Investment Options--Allows the Contract Owner to allocate contributions to the Balanced, Growth & Income, Equity Index, Common Stock, Global, International,
Aggressive Stock and Growth Investors Funds only and to the Guaranteed
Interest Account, with no transfer restrictions in the amount you can transfer out of the Guaranteed Interest Account.

ORIGINAL CONTRACTS/CERTIFICATES--EQUI-VEST Contracts and MOMENTUM Certificates under which the EQUI-VEST Contract Owner or the MOMENTUM Employer has not elected to add Intermediate Government Securities, Quality Bond, High Yield, Growth & Income, Equity Index, Global, International, Conservative Investors and Growth Investors Investment Funds as Investment Options. These Contracts/Certificates:


o permit investment in only the Guaranteed Interest Account and the Money Market, Balanced, Common Stock and Aggressive Stock Funds and

o     prohibit transfers into the Money Market Fund.


PARTICIPANT--An individual who participates in an Employer's plan funded by either an EQUI-VEST or the MOMENTUM Contract.


PARTICIPATION DATE--[M]--The Business Day we receive your properly completed and signed enrollment form at our Processing Office or the date we receive the first contribution made on your behalf, if earlier. For Participants in plans that converted to MOMENTUM from our EQUI-VEST Corporate Trusteed Contract, the Participation Date is the same Participation Date as in the EQUI-VEST Corporate

Trusteed Certificate relating to that Participant. If more than one EQUI-VEST Corporate Trusteed Certificate is in force with respect to a Participant, then the Participation Date will be the earliest Participation Date.

PARTICIPATION YEAR--[M]--The 12-month period beginning on either your Participation Date or each anniversary of that date.

PLAN TRUSTEE--[M]--A trustee or trustees for an Employer's individually-designed or prototype defined contribution plan.

POOLED TRUST--[M]--The Pooled Trust for Members Retirement Plans of The Equitable Life Assurance Society of the United States.

PORTFOLIOS--The portfolios of the Hudson River Trust that correspond to the Investment Funds of the Separate Account.

PROCESSING OFFICE--The office to which all contributions, written requests or other written communications must be sent. See "Services We Provide" in Part 1.

RATE TO MATURITY--[EV]--The interest rate established for each Business Day for each Fixed Maturity Period. Rates to Maturity are referred to as "Guaranteed Rates" in the Contracts.

RETIREMENT ACCOUNT VALUE--[M]--The sum of the amounts that a Participant has in the Investment Options under the MOMENTUM Contract.

SAI--The EQUI-VEST and MOMENTUM Statement of Additional Information.

SEPARATE ACCOUNT--Our Separate Account A.

SOURCE--[M]--The source of a contribution. There are six potential sources: (i) employer, (ii) post-tax, (iii) prior plan, (iv) qualified non-elective and qualified matching, (v) salary deferral, and (vi) matching contributions. A detailed description of these Sources is contained in the SAI.

SUCCESSOR ANNUITANT AND OWNER--[EV]--The individual who upon the death of the Annuitant and Owner succeeds as the Annuitant and Owner of the Contract. You can designate a Successor Annuitant and Owner under Series 300 and 400 Contracts if the following conditions are met: (1) you are both Annuitant and Owner and (2) you name your spouse as the sole beneficiary.

SUCCESSOR OWNER--[EV]--The individual who upon your death will succeed you as Owner of your Contract. A Successor Owner can be designated under Series 300 and 400 Contracts.

TRANSACTION DATE--The Business Day we receive a contribution or acceptable written or telephone transaction request providing the information we need at our Processing Office. If your contribution or request is not accompanied by complete information or is mailed to the wrong address, the Transaction Date will be the date we receive such complete information at our Processing Office. If your contribution or request reaches our Processing Office on a non- Business Day, or after the close of the Business Day, the Transaction Date will be the next following Business Day--unless under certain circumstances, a future date certain is specified in the request.

THE TRUST--The Hudson River Trust, a mutual fund in which the assets of Separate Account A are invested.

VALUATION PERIOD--Each Business Day together with any consecutive preceding non-Business Day(s).

                         PART 1: SUMMARY


The following Summary is qualified in its entirety by more detailed information appearing elsewhere in the prospectus (see "Prospectus Table of Contents" on page 3) and the terms of applicable Contracts. Please be sure to read the prospectus in its entirety.


EQUITABLE LIFE

EQUITABLE LIFE is a New York stock life insurance company that has been in business since 1859. For more than 100 years we have been among the largest life insurance companies in the United States. Equitable Life has been selling annuities since the turn of the century. Our Home Office is located at 787 Seventh Avenue, New York, New York 10019. We are authorized to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico and the Virgin Islands. We maintain local offices throughout the United States.


Equitable Life is a wholly-owned subsidiary of The Equitable Companies Incorporated (the "Holding Company"). The largest stockholder of the Holding Company is AXA, a French insurance holding company. AXA beneficially owns 60.6% of the outstanding shares of common stock of the Holding Company as well as $392.2 million stated value of its issued and outstanding Series E Convertible Preferred Stock. Under its investment arrangements with Equitable Life and the Holding Company, AXA is able to exercise significant influence over the operations and capital structure of the Holding Company and its subsidiaries, including Equitable Life. AXA is the principal holding company for most of the companies in one of the largest insurance groups in Europe. The majority of AXA's stock is controlled by a group of five French mutual insurance companies.

Equitable Life, the Holding Company and their subsidiaries managed approximately $200 billion of assets as of December 31, 1995, including
pension assets of approximately $    billion. We are one of the nation's
leading pension fund managers. These assets are primarily managed for retirement and annuity programs for businesses, tax-exempt organizations and individuals. This broad customer base includes nearly half the Fortune 100, more than 42,000 small businesses, state and local retirement funds in more than half the 50 states, approximately 250,000 employees of educational and non-profit institutions, as well as nearly 500,000 individuals. Millions of Americans are covered by Equitable Life's annuity, life and pension contracts.


TYPES OF RETIREMENT PROGRAMS


EQUI-VEST and MOMENTUM are designed to meet the retirement savings needs of individuals and those working for businesses and other organizations.

EQUI-VEST PERSONAL RETIREMENT PROGRAMS:


o     IRA
      An individual retirement annuity (IRA) for both deductible and non-deductible IRA contributions made by an individual. The Contract Owner must also be the Annuitant.


o     QP IRA
      An IRA for rollover distributions only (QP IRA) (generally from qualified plans or tax-sheltered annuities). The Contract Owner must also be the Annuitant. References to IRA may include QP IRA.

o     NQ
      An annuity generally for after-tax or non-qualified (NQ) dollars contributed by or on behalf of an individual. The Annuitant and Contract Owner need not be the same.

EQUI-VEST EMPLOYER SPONSORED RETIREMENT PROGRAMS:

o     SEP and SARSEP
      An IRA Contract used to fund a simplified employee pension plan (SEP) sponsored by sole proprietorships, partnerships or corporations. Contributions are made directly by the employer, at the employer's expense or under a salary reduction program (SARSEP) which permits an employer to reduce an employee's compensation for the purpose of making contributions. Each individual employee covered by the SEP is the Contract Owner of the IRA set up on his or her behalf and must also be the Annuitant. Unless otherwise noted, all references to SEP Contracts include SARSEP arrangements.

o     UNINCORPORATED TRUSTEED
      Trustee-owned Contracts used to fund qualified defined contribution plans of employers who are sole proprietorships, partnerships or business trusts. These plans are known as "HR-10" or "Keogh" plans. Contributions are made by the employer for the benefit of employees who become Annuitants under the Contract. We do not act as trustee for these plans, so the employer must select a trustee.


o     TSA
      A Code section 403(b) tax-sheltered annuity (TSA) for public schools and nonprofit entities organized under Code section 501(c)(3). Contributions are made by the employer either directly or through a salary reduction agreement entered into with the employee. Each employee is the Contract Owner and must also be the Annuitant.


O     UNIVERSITY TSA
      A TSA, originally designed to meet the needs of restricted plans of some universities, may be used for any TSA plan that prohibits loans and has additional restrictions not found in the basic TSA. Contributions are made by the employer either directly or through a salary reduction agreement entered into with the employee. Each employee is the Contract Owner and must also be the Annuitant. Unless otherwise noted, references to TSA Contracts include University TSAs.

o     EDC
      Contracts used to fund Code section 457 employee deferred compensation
      (EDC) plans of state and municipal governments and other tax-exempt organizations. Contributions are made by the employer on behalf of the employee generally pursuant to a salary reduction agreement. The employer is the Contract Owner but the employee is the Annuitant. The EDC program currently is not available for state or municipal government plans in Texas.

o     PAYROLL DEDUCTION IRA AND NQ
      Contributions are remitted by the employer on behalf of the employee through a payroll deduction program.

In the past, EQUI-VEST was available to fund (i) Corporate Trusteed plans where the employer was a corporation, and (ii) HR-10 (Keogh) plans where the Contracts were owned by the Annuitants themselves (Annuitant-Owned HR-10), rather than by a trustee. Although we still issue such Corporate Trusteed and Annuitant-Owned HR-10 Contracts to employees whose employer's plans enrolled on this basis, plans of this type are no longer available under EQUI- VEST to new employer groups. New employers will be offered our MOMENTUM Program.

Later in this prospectus we refer to program features which are specific to particular types of retirement programs. Under some employer-sponsored plans, the availability of certain features may be limited. Employers can provide more detail about such plans.

Only NQ and Trusteed Contracts may be sold in Puerto Rico.

THE MOMENTUM Program:

o     POOLED TRUST
      A funding vehicle used in connection with an Employer's qualified defined contribution plan and trust.

o     MASTER TRUST
      A funding vehicle used in connection only with the Master Plan, an IRS-approved master defined contribution plan, in which case the Master Trust will be the sole funding vehicle for the Employer's plan.

The Employer or Plan Trustee, as applicable, is responsible for determining whether the MOMENTUM Contract is a suitable funding vehicle for its defined contribution plan and should, therefore, carefully read this prospectus and the MOMENTUM Contract before entering into the contract.


INVESTMENT OPTIONS


The following Investment Options are offered: The Guaranteed Interest Account, and thirteen Investment Funds (Money Market, Intermediate Government Securities, Quality Bond, High Yield, Growth & Income, Equity Index, Common Stock, Global, International, Aggressive Stock and the Asset Allocation
Series: Conservative Investors, Balanced and Growth Investors). Each Investment Fund invests in shares of a corresponding Portfolio of the Trust. The attached Trust prospectus describes the investment objectives and policies of the Portfolios available to Contract Owners. Also, for EQUI-VEST only, subject to state regulatory approval, Fixed Maturity Periods are available under Series 400 Contracts.

If an employer's plan is intended to comply with the requirements of ERISA
Section 404(c), the Employer or the Plan Trustee is responsible for making sure that the Investment Options chosen constitute a broad range of investment choices as required by the Department of Labor (DOL) Section 404(c) regulation. See "Certain Rules Applicable to Plans Designed to Comply with Section 404(c) of ERISA" in Part 10.

Educational information about investing which may be useful for Participants is contained in "Part 13: Key Factors in Retirement Planning" in the SAI. The SAI is available free of charge by calling (EQUI-VEST) 1-800-628-6673 or (MOMENTUM) 1-800-528-0204.

SELECTING INVESTMENT OPTIONS

Under EQUI-VEST Trusteed Contracts and under the MOMENTUM Program, the Employer or Plan Trustee will choose the investment options available to the Participant. Under all other Contracts, the Contract Owner makes that choice. If any of the Options listed below are selected, there will be restrictions on the amount you can transfer out of the Guaranteed Interest Account. Additionally, if you are participating through your Employer's plan and your employer makes any of these Options available to you, whether or not you select them, you will be subject to such restrictions. The Options that result in restrictions are: Conservative Investors, Money Market, Intermediate Government Securities, Quality Bond, High Yield and, for EQUI-VEST, the Fixed Maturity Periods.

EQUI-VEST and MOMENTUM Original Contracts and Certificates limit you to only the Guaranteed Interest Account and the Money Market, Balanced, Common Stock and Aggressive Funds.


CONTRIBUTIONS


Generally, for EQUI-VEST, contributions may be made at any time: in single sum amounts, on a regular basis or as your financial situation permits. For some types of retirement plans, contributions must be made by the employer. Different minimum contribution limits apply to different EQUI-VEST Contracts.

MOMENTUM contributions may be made at any time and may be made only by the Employer or Plan Trustee by either wire transfer or check. Participants should not send contributions directly to Equitable Life. There is no minimum contribution.

MOMENTUM and EQUI-VEST contributions are credited as of the Transaction Date, if they are accompanied by properly completed forms. Failure to use the proper form, or to complete the form properly, may result in a delay in crediting contributions. All contributions made by check must be drawn on a bank in the U.S., in U.S. dollars and made payable to Equitable Life. All checks are accepted subject to collection. Under the MOMENTUM Program and EQUI-VEST Trusteed Contracts, either you or the Plan Trustee, or both, as applicable, must instruct us to allocate contributions to one or several Investment Options that are available under your Employer's plan.

Under all other EQUI-VEST Contracts, you, as Owner, may instruct us to allocate your contributions to one or several Investment Options.

Allocation percentages must be in whole numbers and the sum must equal 100%. Contributions made to an Investment Fund purchase Accumulation Units in that Investment Fund.


TRANSFERS


Under the MOMENTUM Program and EQUI-VEST Trusteed Contracts, either the Participant or the Plan Trustee, or both as applicable, may direct us to transfer among the investment options. Under other EQUI-VEST Contracts, you may make such transfers. There is no charge for these transfers. If you have an Original Contract, restrictions will apply to transfers into the Money Market Fund from any of the other Investment Options. Minimum transfer amounts may apply.


SERVICES WE PROVIDE


Your Equitable Life Agent can help you with any questions you have. In addition, there are a number of services designed to keep you informed.


REGULAR REPORTS


We currently provide written confirmation of every financial transaction, and:

 o      Annual statement

 o      Semi-annual statement of account
        (MOMENTUM only)

 o      Statement as of the last day of the Contract Year (EQUI-VEST only)


We reserve the right to change the frequency of these reports.


ADDITIONAL SERVICES

Materials and seminars of an educational nature to assist retirement planning needs of Participants can be arranged through your Equitable Life Agent. Your Equitable Life Agent can also schedule retirement planning workshops to facilitate plan enrollment periods.




TELEPHONE OPERATED
PLAN/POLICY SUPPORT (TOPS) SYSTEM

TOPS is designed to provide up-to-date information via touch-tone telephone. TOPS is available under all EQUI-VEST Contracts, but in certain plans, the use of TOPS may be limited by the plan provisions. Under MOMENTUM, TOPS is available only if your Employer has elected this service. Use TOPS:

o     for current Annuity or Retirement Account Value;


o     for current allocation percentages;

o     for the number of units held in the Investment Funds under your account;
      or

o to change your allocation percentages and transfer money among the Investment Funds and the Guaranteed Interest Account.

o     to elect Investment Simplifier (EQUI-VEST only)

A special code number is required to use TOPS. We have established procedures that are considered to be reasonable and are designed to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting on telephone instructions and providing written confirmation of instructions communicated by telephone. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any losses arising out of any action on our part or any failure or omission to act as a result of our own negligence, lack of good faith, or willful misconduct. In light of the procedures established, we will not be liable for following telephone instructions that we reasonably believe to be genuine. We reserve the right to terminate or modify any telephone or automated transfer/ withdrawal service we provide upon 90 days written notice.

A toll-free number is available, and local TOPS telephone numbers will be provided. TOPS is available daily, 24 hours a day for EQUI-VEST and from 8:00 a.m. to 9:00 p.m. Eastern Time every Business Day for MOMENTUM. Transfers made after 4:00 p.m. Eastern Time on a Business Day or on a non- Business Day are not processed until the following Business Day.


TOLL-FREE TELEPHONE SERVICES


We maintain toll-free numbers for your convenience. See the charts below.


WRITTEN COMMUNICATION

All items received at the proper address prior to 4:00 p.m. Eastern Time on a Business Day will be effective on the same Business Day. Written requests will be processed as of the date a properly completed request is received at our Processing Office.


WHERE TO REACH US

                                  EQUI-VEST



                                                                   CONTRIBUTIONS: FOR EDC, TSA,
          FOR ALL WRITTEN REQUESTS AND                             TRUSTEED, ANNUITANT OWNED HR-10,
          COMMUNICATIONS (OTHER THAN    CONTRIBUTIONS: FOR IRA &   SEP AND IRA AND NQ WHEN            LOAN REPAYMENTS: FOR TSA AND
          CONTRIBUTIONS AND LOAN        NQ OWNERS WHO CONTRIBUTE   CONTRIBUTIONS ARE REMITTED BY THE  CORPORATE TRUSTEED LOAN
          REPAYMENTS)                   INDIVIDUALLY               EMPLOYER                           REPAYMENTS
--------  ----------------------------  -------------------------  ---------------------------------  ----------------------------
Regular    Individual Annuity Center     Equitable Life, EQUI-VEST   Equitable Life, EQUI-VEST Unit      Equitable Life Loan
 Mail      Equitable Life, Post Office   Individual Annuity          Annuity Collections, Post Office    Repayment IAC Lockbox Post
           Box 2996 New York, NY         Collections, Post Office    Box 13463 Newark, NJ 07188-0463     Office Box 13496 Newark, NJ
           10116-2996                    Box 13459 Newark, NJ                                            07188-0496
                                         07188-0459

Express    Individual Annuity  Center    Equitable Life c/o First     Equitable Life c/o First Chicago           N/A
 Mail      Equitable Life*               Chicago National             National  Processing Center 300
           2 Penn Plaza, 5th Floor       Processing Center            Harmon Meadow  Boulevard, 3rd
           New York, NY 10121            300 Harmon Meadow Boulevard, Floor Secaucus, NJ 07094 Attn:
                                         3rd Floor Secaucus, NJ       Box 13463
                                         07094 Attn: Box 13459
TOPS <-----------------------------------------------------1-800-755-7777------------------------------------------->
                                                           Note: Your subscriber number is 777700000
Daily Unit Value <-----------------------------------------1-800-841-0801------------------------------------------->
Customer Service Representatives <-------------------------1-800-628-6673------------------------------------------->
 (available 8:30 a.m.-7:00 p.m., Eastern Time, on each Business Day)


   * Effective on or about September 1,1996, Equitable intends to relocate this office to 200 Plaza Drive, 2nd Floor, Secaucus, N.J. 07094.

                                   MOMENTUM



             FOR PAYMENTS (E.G., CONTRIBUTIONS, LOAN       FOR ALL OTHER COMMUNICATIONS (E.G.,
             PAYMENTS, ETC.)                               REQUESTS FOR TRANSFERS, WITHDRAWALS)
-----------  --------------------------------------------  ---------------------------------------
Regular      Equitable Life MOMENTUM Administrative        MOMENTUM Administrative Services P.O.
 Mail        Services P.O. Box 13629 Newark, NJ            Box 2919 New York, NY 10116
             07188-0629
Express      First Chicago National Processing Center 300  MOMENTUM Administrative Services 200
 Mail        Harmon Meadow Boulevard, 3rd Floor Secaucus,  Plaza Drive Harmon Meadow Secaucus, NJ
             NJ 07094 Attention: MOMENTUM 13629            07094
TOPS| <---------------------------------------1-800-821-7777-------------------------------------------------->
             Note: Your subscriber number is 66644. For Original Certificates, the subscriber  number is 66633.
Daily Unit Value <----------------------------Call TOPS or Telephone Consultants------------------------------>
Telephone Consultants <-----------------------1-800-528-0204-------------------------------------------------->
 (available 8:30 a.m.-7:00 p.m., Eastern Time, on each Business Day)



DISTRIBUTION OPTIONS AND DEATH BENEFITS

Not all of the options described below may be available to MOMENTUM Participants. The selection of options depends on the terms of each Employer plan. EQUI-VEST Contracts and the MOMENTUM Program provide several different types of distribution options, including:

o     fixed and variable annuities;

o     lump sum payments;

o     partial withdrawals;

o     required minimum distributions;

o     payments for a specific period of time.

o our Systematic Withdrawal option under EQUI- VEST (not available for amounts allocated to the Fixed Maturity Account);

Under EQUI-VEST, there is a death benefit if the Annuitant dies before an annuity payout begins. The beneficiary will be paid the greater of the Annuity Account Value minus any outstanding loan balance (including accrued interest) or the minimum death benefit. Under MOMENTUM, if a participant dies before distributions begin, the MOMENTUM Contract provides a death benefit. The beneficiary will be paid the greater of the Participant's Retirement Account Value or the minimum death benefit. The minimum death benefit will not be less than the total contributions adjusted for total withdrawals and any applicable taxes, and, for EQUI-VEST, less any outstanding loan balance (including accrued interest).

WITHDRAWALS AND TERMINATION

Premature withdrawals or contract terminations (generally prior to age 59 1/2), may be restricted and subject to an early withdrawal Federal income tax penalty. See "Part 10: Federal Tax and ERISA Matters."

Subject to income tax rules and the provisions of any applicable employer plan, you may withdraw funds at any time by completing and submitting a proper form. This form is available from your Agent or from our Processing Office. Withdrawals may be subject to a minimum amount or to a contingent withdrawal charge. Under EQUI-VEST, withdrawals from Fixed Maturity Periods prior to their Expiration Dates will result in a market value adjustment.

The MOMENTUM Contract also permits the Employer or Plan Trustee to terminate the Employer's plan's participation under the Contract at any time. Equitable Life has also reserved the right to terminate the Contract if we learn that the Employer's plan fails to qualify under the Code or if the Employer fails to provide the Participant information necessary to administer the Contract. Withdrawals due to plan termination may also result in a contingent withdrawal charge.

LOANS

The MOMENTUM Contract permits your Employer to withdraw funds from your Retirement Account Value, without incurring a contingent withdrawal charge, in order to make a loan to a Participant under the Employer's plan. See "Parts 6 and 7: Loans" for a description of loan procedures and rules and "Deductions and Charges" in Part 8 for a description of charges associated with plan loans.


APITAL PRINTING SYSTEMS]

A plan loan under the MOMENTUM Program will be in default if the amount of any scheduled repayment is not received by us within 90 days of its due date, or if the Participant dies or participation under the MOMENTUM Contract is terminated. We will then treat the outstanding loan principal as a withdrawal subject to the contingent withdrawal charge.


Certain EQUI-VEST Contracts also permit loans without incurring a contingent withdrawal charge on undefaulted loan amounts. Such loans will be administered in accordance with proposed regulations, if applicable. See "Part 6: Loans" for more information.


TAXES

Generally, any earnings attributable to your Annuity Account Value or to your Retirement Account Value will not be included in your taxable income until distributions are made. See "Part 10: Federal Tax and ERISA Matters."

DEDUCTIONS AND CHARGES


Keep in mind that these programs are designed for retirement savings and long-range financial planning; certain charges will not apply unless you make early withdrawals from your Contract.

Following is a summary of the different types of deductions and charges which may be applicable.

O CHARGE TO INVESTMENT FUNDS--We make a daily charge for certain expenses of the Contract. It covers death benefits, mortality risks, expenses and expense risks. The daily Accumulation Unit Value is quoted net of these charges. These charges will vary by Contract, and are at a maximum of 1.35% (effective annual rate) for the Intermediate Government Securities, Quality Bond, High Yield, Growth & Income, Equity Index, Global, International, Aggressive Stock, Conservative Investors and Growth Investors Funds and 1.49% (effective annual rate) for the Money Market, Common Stock and Balanced Funds. Further, EQUI-VEST Series 100 and 200 Contracts and the MOMENTUM Contract impose an overall limit of 1.75% on total Separate Account and Trust expenses for the Money Market, Common Stock, Aggressive Stock and Balanced Funds.


O TRUST CHARGES TO PORTFOLIOS--Investment advisory fees and other expenses of the Trust are charged daily against the Trust's assets. These charges are reflected in the Portfolio's daily share price and in the daily Accumulation Unit Value for the Investment Funds.


O ADMINISTRATIVE CHARGES--The administrative charge is currently at a maximum of $30 a year but may be less under different contracts.

      For EQUI-VEST, the charge is deducted each Contract Year from your Annuity Account Value in the Guaranteed Interest Account and Investment Funds and, in certain cases, from the Fixed Maturity Periods.

      For MOMENTUM, the charge is deducted pro rata from your Retirement Account Value on the last Business Day of each calendar quarter. Under most contracts, we reserve the right to increase this charge if our administrative costs increase. Employers under the MOMENTUM Contract have the option of being billed directly for this charge.

O STATE PREMIUM AND OTHER APPLICABLE TAXES-- Generally, charges for state premium taxes and other applicable state and local taxes, if any, are deducted when an annuity payment option is elected. The current premium tax charge that might be imposed in your state ranges from 0% to 3.5%; however, the rate is 1% in Puerto Rico and 5% in the Virgin Islands.

O CONTINGENT WITHDRAWAL CHARGE--If you terminate your participation under a contract or make a partial withdrawal, your Annuity Account Value or Retirement Account Value, as applicable, may be subject to a contingent withdrawal charge that will be used to cover sales and promotional expenses. This charge will not exceed 6% of the amount withdrawn. The amount withdrawn includes the amount you request and the withdrawal charge. Important exceptions and limitations eliminate or reduce the contingent withdrawal charge.

O CHARGE ON THIRD PARTY TRANSFER OR EXCHANGE UNDER EQUI-VEST CONTRACTS--You may instruct us to make a direct transfer to a third party of amounts under your Contract, or request that your Contract be exchanged for another contract or certificate issued by another carrier. Certain Contracts permit us to deduct a charge of $25 per occurrence for such transfers or exchanges.

O PLAN LOAN CHARGES UNDER MOMENTUM Program--A $25 set-up fee will be deducted from your Retirement Account Value at the time a plan loan is made. Also, we will deduct a loan recordkeeping fee of $6 from your Retirement Account Value on the last Business Day of each calendar quarter if there is an Active Loan on that date. We reserve the right to increase these administrative charges if our costs increase. Your Employer may elect to pay these fees. See "Plan Loan Charges" in Part 8.

O CHARGE FOR PLAN RECORDKEEPING SERVIES UNDER MOMENTUM Program--Equitable Life offers two plan recordkeeping options, one of which must be elected for each plan. The annual charge for basic recordkeeping is $300 per plan and is billed directly to the Employer. The full service recordkeeping option is available only for plans that satisfy Equitable Life's underwriting requirements. Fees for the full service recordkeeping option are defined in the plan recordkeeping ser-vices agreement which is required for all plans that elect this option. We reserve the right to increase these charges. See "Charge for Plan Recordkeeping Services" in Part 8.

DEFERRED VARIABLE ANNUITIES

EQUI-VEST is a series of deferred variable annuity contracts. The MOMENTUM Program is offered under a group variable annuity contract. Variable annuities are designed for retirement savings and long- range financial planning. Contributions accumulate on a Federal income tax deferred basis and at a future date you can receive a stream of periodic payments. Tax deferral is one of the advantages of an annuity over many other kinds of investments. In addition, annuities offer individuals the opportunity to receive an assured stream of payments for life.

Under Federal tax law, an individual, employer or trustee may, subject to various limits, purchase an annuity to fund a tax-favored retirement program, such as an IRA or qualified retirement plan. In many cases, the individual or employer makes contributions to the tax-favored retirement program with pre-tax dollars. Alternatively, annuities may be purchased with after-tax dollars by individuals who wish to create additional retirement savings.

There are a variety of payout options at retirement, including a lump sum and a variety of investment choices while your contributions are accumulating.

10-DAY FREE LOOK FOR EQUI-VEST

You have the right to examine your EQUI-VEST Contract for a period of 10 days after you receive it, and to return it to us for a refund. You cancel it by sending it to our Processing Office. The free look is extended if your state requires a refund period of longer than 10 days. This right applies only to the initial owner of a Contract.

For contributions allocated to Investment Funds, your refund will equal those contributions plus or minus any investment gain or loss through the date we receive your Contract at our Processing Office. Certain daily charges will also be automatically deducted. For contributions allocated to the Guaranteed Interest Account, the refund will equal the amount allocated to the Guaranteed Interest Account without interest. For contributions allocated to the Fixed Maturity Account, the refund will equal the amount of your contributions plus any crediting of interest, and plus or minus any market value adjustment. Some states or Federal income tax regulations may require that we calculate the refund differently. We follow these same procedures if you change your mind before a Contract has been issued, but after a contribution has been made.

In certain cases, there may be tax implications to cancelling your Contract during the 10-day free look period.

FEE TABLES AND EXAMPLES

The EQUI-VEST Contracts and the MOMENTUM Contract may differ in terms of the fees that are charged. One of the following four Tables will apply to you. These Tables, and the related Examples, will assist you in understanding the various costs and expenses under your EQUI-VEST Contract or the MOMENTUM Program so that you may compare them with other products. The Tables reflect expenses of both the Separate Account and the Trust for the year ended December 31, 1995.

As explained in Parts 4 and 5, the Guaranteed Interest Account and the EQUI-VEST Fixed Maturity Account are not a part of the Separate Account and are not covered by the Tables and Examples. The only expenses shown in the Tables which apply to the Guaranteed Interest Account and the Fixed Maturity Account are the Contingent Withdrawal Charge, the Annual Administrative Charge and the Third Party Transfer or Exchange Fee, if applicable. Also see "Income Annuity Distribution Options" in Part 6 for a description of charges under EQUI-VEST Income Annuities and "Distribution Options" and "Annuity Distribution Options" in Part 7 for a description of annuity options under the MOMENTUM Program and Part 8 for charges associated with some of those options.

Certain expenses and fees shown in these Tables may not apply to you. To determine whether a particular item in a Table applies (and the actual amount, if any) consult the section of the prospectus for your EQUI-VEST Contract series or for MOMENTUM indicated in the notes to the Table. For a description of the different EQUI-VEST Series, see "Part 6: The EQUI-VEST Contract Series". A charge for applicable state or local taxes may be deducted from contributions in some states. See "State Premium and Other Applicable Taxes" in Part 10.

TABLE 1: EQUI-VEST SERIES 100

Description of Expenses

 Contract Owner Transaction Expenses
  Sales Load on Purchases ................... None
  Maximum Contingent Withdrawal Charge (1) .. 6%
  Maximum Annual Administrative Charge (2) .. $30

                                                          INTERMEDIATE
                                                           GOVERNMENT       QUALITY                      GROWTH &      EQUITY
                                          MONEY MARKET     SECURITIES        BOND        HIGH YIELD       INCOME       INDEX
                                         ------------  ----------------  -----------  --------------  ------------  ----------
MAXIMUM SEPARATE ACCOUNT AND TRUST
 ANNUAL EXPENSE (3)                      1.75%                N/A             N/A           N/A            N/A          N/A
  Separate Account Annual Expenses (4)
   Mortality and Expense Risk Fees        .65%                .50%           .50%           .50%           .50%         .50%
   Other Expenses                         .84%                .84%           .84%           .84%           .84%         .84%
                                         ------------  ----------------  -----------  --------------  ------------  ----------
    Total Separate Account Annual
     Expenses                            1.49%(3)            1.34%           1.34%         1.34%          1.34%        1.34%
  Trust Annual Expenses (4)
   Investment Advisory Fees
   Other Expenses
                                         ------------  ----------------  -----------  --------------  ------------  ----------
    Total Trust Annual Expenses (5)           (3)



                                        COMMON                                AGGRESSIVE    CONSERVATIVE                 GROWTH
                                        STOCK      GLOBAL    INTERNATIONAL      STOCK        INVESTORS      BALANCED    INVESTORS
                                     ----------  --------  ---------------  ------------  --------------  ----------  -----------
MAXIMUM SEPARATE ACCOUNT AND
 TRUST ANNUAL EXPENSE (3)            1.75%          N/A           N/A            1.75%          N/A           1.75%        N/A
  Separate Account Annual Expenses
   (4)
   Mortality and Expense Risk Fees    .65%          .50%         .50%             .50%          .50%           .65%       .50%
   Other Expenses                     .84%          .84%         .84%             .84%          .84%           .84%       .84%
                                     ----------  --------  ---------------  ------------  --------------  ----------  -----------
     Total Separate Account Annual
       Expenses                      1.49%(3)      1.34%         1.34%           1.34%(3)      1.34%          1.49%(3)    1.34%
  Trust Annual Expenses (4)
   Investment Advisory Fees
   Other Expenses
                                     ----------  --------  ---------------  ------------  --------------  ----------  -----------
     Total Trust Annual Expenses (5)      (3)                                             (3)                          (3)

TABLE 2: EQUI-VEST SERIES 200


Description of Expenses

 Contract Owner Transaction Expenses
  Sales Load on Purchases ................... None
  Maximum Contingent Withdrawal Charge (1) .. 6%
  Maximum Annual Administrative Charge (2) .. $30


                                                   INTERMEDIATE
                                        MONEY       GOVERNMENT     QUALITY                  GROWTH &    EQUITY
                                        MARKET      SECURITIES      BOND      HIGH YIELD     INCOME     INDEX
                                     ----------  --------------  ---------  ------------  ----------  --------
MAXIMUM SEPARATE ACCOUNT AND TRUST
 ANNUAL EXPENSE (3)                      1.75%         N/A           N/A         N/A          N/A        N/A
  Separate Account Annual Expenses
   (4)
   Mortality and Expense Risk Fees       1.15%        1.09%         1.09%       1.09%        1.09%      1.09%
   Other Expenses                         .25%         .25%          .25%        .25%         .25%       .25%
                                     ----------  --------------  ---------  ------------  ----------  --------
    Total Separate Account Annual
     Expenses                            1.40%(3)     1.34%         1.34%       1.34%        1.34%      1.34%
  Trust Annual Expenses (4)
   Investment Advisory Fees
   Other Expenses
                                     ----------  --------------  ---------  ------------  ----------  --------
    Total Trust Annual Expenses (5)           (3)



                                        COMMON                                AGGRESSIVE    CONSERVATIVE                 GROWTH
                                        STOCK      GLOBAL    INTERNATIONAL      STOCK        INVESTORS      BALANCED    INVESTORS
                                     ----------  --------  ---------------  ------------  --------------  ----------  -----------
  MAXIMUM SEPARATE ACCOUNT AND
   TRUST ANNUAL EXPENSE (3)          1.75%          N/A           N/A            1.75%          N/A           1.75%        N/A
  Separate Account Annual Expenses
   (4)
   Mortality and Expense Risk Fees   1.15%         1.09%         1.09%           1.09%         1.09%          1.15        1.09%
   Other Expenses                     .25%          .25%          .25%            .25%          .25%           .25%        .25%
                                     ----------  --------  ---------------  ------------  --------------  ----------  -----------
     Total Separate Account Annual
       Expenses                      1.40%(3)      1.34%         1.34%           1.34%(3)      1.34%          1.40%(3)    1.34%
  Trust Annual Expenses (4)
   Investment Advisory Fees
   Other Expenses
                                     ----------  --------  ---------------  ------------  --------------  ----------  -----------
     Total Trust Annual Expenses (5)      (3)                                         (3)                          (3)

------------
   Notes:

   (1) The contingent withdrawal charge is a percentage of specified contributions or amounts withdrawn, depending on the Contract. Important exceptions and limitations eliminate or reduce the contingent withdrawal charge. See "Contingent Withdrawal Charge" in Part 8.

   (2) Many Contracts are exempt from this charge. The Annual Administrative Charge is the lesser of $30 or 2% of the Annuity Account Value. See "Annual Administrative Charge" in Part 8.

   (3) The amounts shown in the Table under "Separate Account Annual Expenses" and "Trust Annual Expenses," when added together, are not permitted to exceed a total annual rate of 1.75% of the value of the assets held in the Money Market, Common Stock, Aggressive Stock and Balanced Funds. For Series 100 Contracts, without this expense limitation, total Separate Account Annual Expenses plus Trust Annual Expenses for 1995
       would have been     %,     %,     %, and     % for the Money Market,
       Common Stock, Aggressive Stock and Balanced Funds, respectively. For Series 200 Contracts, without this expense limitation, total Separate Account Annual Expenses plus Trust Annual Expenses for 1995 would have
       been     %,     %,     %, and     % for the Money Market, Common Stock,
       Aggressive Stock and Balanced Funds, respectively. See "Limitation on Charges" in Part 8.

   (4) Separate Account and Trust expenses are shown as a percentage of each Investment Fund's or Portfolio's average value. "Mortality and Expense Risk Fees" includes death benefit charges. "Other Expenses" under "Separate Account Annual Expenses" includes financial accounting expenses. See "Limitation on Charges," "Charges to Investment Funds"



       and "Trust Charges to Portfolios" in Part 8.

   (5) Expenses shown for all Portfolios except the International Portfolio are for the fiscal year ended December 31, 1995. The amount shown for the International Portfolio, which was established on April 3, 1995 is annualized. The investment advisory fee for each Portfolio may vary from year to year depending upon the average daily net assets of the respective Portfolio of the Trust. The maximum investment advisory fees, however, cannot be increased without a vote of that Portfolio's shareholders. The other direct operating expenses will also fluctuate from year to year depending on actual expenses. The Trust expenses are shown as a percentage of each Portfolio's average value. See "Trust Charges to Portfolios" in Part 8.

EXAMPLES: EQUI-VEST SERIES 100 AND 200

  For each type of Series 100 and 200 Contract, the examples which follow show the expenses that a hypothetical Contract Owner would pay in the surrender and non-surrender situations noted below, assuming a single contribution of $1,000 on the Contract Date invested in one of the Investment Funds listed and a 5% annual return on assets and no waiver of the contingent withdrawal charge.(1) For purposes of these examples, the annual administrative charge is computed by reference to the actual aggregate annual administrative charges as a percentage of the total assets held under all EQUI-VEST Contracts.


  These examples should not be considered a representation of past or future expenses for each Investment Fund or Portfolio. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

 IF YOU SURRENDER YOUR CONTRACT AT THE END OF EACH PERIOD SHOWN, THE EXPENSE WOULD BE:

 FOR IRA (INCLUDING CERTAIN QP IRA(2)), SEP, EDC, TSA AND PARTICIPANT-OWNED HR-10 CONTRACTS:


                                               1 YEAR      3 YEARS      5 YEARS      10 YEARS
                                            ----------  -----------  -----------  ------------
    Money Market
    Intermediate Government Securities
    Quality Bond
    High Yield
    Growth & Income
    Equity Index
    Common Stock
    Global
    International
    Aggressive Stock
    Asset Allocation Series:
      Conservative Investors
      Balanced
      Growth Investors
 FOR QP IRA CONTRACTS:(3)
                                            1 Year      3 Years      5 Years      10 Years
                                            ----------  -----------  -----------  ------------
    Money Market
    Intermediate Government Securities
    Quality Bond
    High Yield
    Growth & Income
    Equity Index
    Common Stock
    Global
    International
    Aggressive Stock
    Asset Allocation Series:
      Conservative Investors
      Balanced
      Growth Investors
 FOR TRUSTEED AND NQ CONTRACTS:
                                            1 Year      3 Years      5 Years      10 Years
                                            ----------  -----------  -----------  ------------
       Money Market
       Intermediate Government Securities
       Quality Bond
       High Yield
       Growth & Income
       Equity Index
       Common Stock
       Global
       International
       Aggressive Stock
       Asset Allocation Series:
           Conservative Investors
           Balanced
           Growth Investors

 IF YOU DO NOT SURRENDER YOUR CONTRACT AT THE END OF EACH PERIOD SHOWN, THE EXPENSE WOULD BE:

 FOR ALL SERIES 100 AND 200 CONTRACTS:


                                           1 YEAR      3 YEARS      5 YEARS      10 YEARS
                                        ----------  -----------  -----------  ------------
       Money Market
       Intermediate Government
         Securities
       Quality Bond
       High Yield
       Growth & Income
       Equity Index
       Common Stock
       Global
       International
       Aggressive Stock
       Asset Allocation Series:
           Conservative Investors
           Balanced
           Growth Investors

------------

   (1) The amount accumulated could not be paid in the form of an annuity at the end of any of the periods shown in the examples. If the amount applied to purchase an annuity is less than $2,000, or the initial annuity payment is less than $20 we may pay the amount to the payee in a single sum instead of as payments under an annuity form. See "Distribution Options" in Part 6. In some cases, charges for state premium or other taxes will be deducted from the amount applied, if applicable.

   (2) These expenses also apply to a Series 100 or 200 QP IRA purchased in a state where group Contracts are issued.

   (3) These expenses apply only to a Series 100 or 200 QP IRA purchased in a state where individual Contracts are issued.

TABLE 3: EQUI-VEST SERIES 300 AND 400



 Description of Expenses
--------------------------------------------------------------------
Contract Owner Transaction Expenses
  Sales Load on Purchases ........................................... None
  Maximum Contingent Withdrawal Charge (1) .......................... 6%
  Maximum/Current Annual Administrative Charge (2) .................. $65/30
  Maximum/Current Third Party Transfer or Exchange Fee (3) .......... $65/25 per occurrence
Separate Account Annual Expenses
  Mortality and Expense Risk Fees (including Death Benefit Charges) . 1.10%
  Other Expenses (4) ................................................  .25%
                                                                      -------------------------
   Total Separate Account Annual Expenses (5) ....................... 1.35%
                                                                      =========================



                                                     INTERMEDIATE
                                         MONEY        GOVERNMENT       QUALITY      HIGH       GROWTH &      EQUITY
                                         MARKET       SECURITIES        BOND        YIELD       INCOME       INDEX
                                      ----------  ----------------  -----------  ---------  ------------  ----------
TRUST ANNUAL EXPENSES:
  Investment Advisory Fees
  Other Expenses
    Total Trust Annual Expenses (6)



                                 COMMON                                     AGGRESSIVE      CONSERVATIVE                   GROWTH
                                 STOCK       GLOBAL      INTERNATIONAL        STOCK          INVESTORS        BALANCED    INVESTORS
                              ----------  ----------   ----------------  --------------  ----------------  ------------  ----------
TRUST ANNUAL EXPENSES:
  Investment Advisory Fees
  Other Expenses
    Total Trust Annual
     Expenses (6)


---------
   Notes:

   (1) The contingent withdrawal charge is a percentage of specified contributions. See "Contingent Withdrawal Charge" in Part 8. Important exceptions and limitations eliminate or reduce the contingent withdrawal charge.

   (2) The Annual Administrative Charge is the lesser of $30 or 2% of the Annuity Account Value (adjusted to include any withdrawals made during that year) during the first two Contract Years; and $30 for each Contract Year thereafter. See "Annual Administrative Charge" in Part 8. We reserve the right to increase this fee in the future if our administrative costs increase, but such fee may not exceed an annual maximum of $65, subject to applicable law.


   (3) There is a Third Party Transfer or Exchange Fee of $25 per occurrence. We reserve the right to increase this fee in the future, but such fee may not exceed a maximum of $65 per occurrence, subject to applicable law.

   (4) For a limited period of time, we will charge .24% against the assets of the Intermediate Government Securities, Quality Bond, High Yield, Growth & Income, Equity Index, Global, International, Conservative Investors and Growth Investors Funds for expenses.


   (5) The amounts shown in the Table under "Separate Account Annual Expenses" are not permitted to exceed a total annual rate of 1.35% of the value of the assets held in the Investment Funds. Separate Account expenses are shown as a percentage of each Investment Fund's average value. See "Limitation on Charges" in Part 8.

   (6) Expenses shown for all Portfolios except the International Portfolio are for the fiscal year ended December 31, 1995. The amount shown for the International Portfolio, which was established on April 3, 1995, is annualized. The investment advisory fee for each Portfolio may vary from year to year depending upon the average daily net assets of the respective Portfolio of the Trust. The maximum investment advisory fees, however, cannot be increased without a vote of that Portfolio's shareholders. The other direct operating expenses will also fluctuate from year to year depending on actual expenses. The Trust expenses are shown as a percentage of each Portfolio's average value. See "Trust Charges to Portfolios" in Part 8.

EXAMPLES: EQUI-VEST SERIES 300 AND 400

  For each type of Series 300 and 400 Contract, the examples which follow show the expenses that a hypothetical Contract Owner would pay in the surrender and non-surrender situations noted below, assuming a single contribution of $1,000 on the Contract Date invested in one of the Investment Funds listed, a 5% annual return on assets and no waiver of the contingent withdrawal charge.(1) For purposes of these examples the annual administrative charge is computed by reference to the actual aggregate annual administrative charges as a percentage of the total assets held under all EQUI-VEST Contracts.


  These examples should not be considered a representation of past or future expenses for each Investment Fund or Portfolio. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

 IF YOU SURRENDER YOUR CONTRACT AT THE END OF EACH PERIOD SHOWN, THE EXPENSE WOULD BE:


                                           1 YEAR      3 YEARS      5 YEARS      10 YEARS
                                        ----------  -----------  -----------  ------------
        Money Market
        Intermediate Government
         Securities
        Quality Bond
        High Yield
        Growth & Income
        Equity Index
        Common Stock
        Global
        International
        Aggressive Stock
        Asset Allocation Series:
          Conservative Investors
          Balanced
          Growth Investors
 IF YOU DO NOT SURRENDER YOUR CONTRACT AT THE END OF EACH PERIOD SHOWN, THE EXPENSE WOULD
 BE:
                                        1 Year      3 Years      5 Years      10 Years
                                        ----------  -----------  -----------  ------------
        Money Market
        Intermediate Government
         Securities
        Quality Bond
        High Yield
        Growth & Income
        Equity Index
        Common Stock
        Global
        International
        Aggressive Stock
        Asset Allocation Series:
           Conservative Investors
           Balanced
           Growth Investors

------------

(1) The amount accumulated could not be paid in the form of an annuity at the end of any of the periods shown in the examples. If the amount applied to purchase an annuity is less than $2,000, or the initial annuity payment is less than $20, we may pay the amount to the payee in a single sum instead of as payments under an annuity form. See "Distribution Options" in Part 6. In some cases, charges for state premium or other taxes will be deducted from the amount applied, if applicable.

TABLE 4: MOMENTUM Program



 Description of Expenses
--------------------------------------------
CONTRACT TRANSACTION EXPENSES
 SALES LOAD ON PURCHASES .................... NONE
 TRANSFER FEES .............................. NONE
 MAXIMUM CONTINGENT WITHDRAWAL CHARGE (1)  .. 6%
                                              $25 WHEN LOAN IS MADE
PLAN LOAN CHARGES (2) ....................... +$6 PER QUARTER
ANNUAL ADMINISTRATIVE CHARGE (3) ............ $30 PER PARTICIPANT
ANNUAL BASIC RECORDKEEPING CHARGE (4)  ...... $300 PER PLAN



                                                     INTERMEDIATE
                                          MONEY       GOVERNMENT     QUALITY                  GROWTH &    EQUITY
                                          MARKET      SECURITIES      BOND      HIGH YIELD     INCOME     INDEX
                                       ----------  --------------  ---------  ------------  ----------  --------
MAXIMUM SEPARATE ACCOUNT AND HUDSON
 RIVER TRUST ANNUAL EXPENSES (5)  ....     1.75%   n/a             n/a        n/a           n/a         n/a
 Separate Account Annual Expenses (6)
 Mortality and Expense
  Risk Fees ..........................     0.65%    0.50%           0.50%      0.50%         0.50%       0.50%
  Other Expenses .....................     0.84%    0.84%           0.84%      0.84%         0.84%       0.84%
                                       ----------  --------------  ---------  ------------  ----------  --------
   TOTAL SEPARATE ACCOUNT
    ANNUAL EXPENSES ..................     1.49%(5) 1.34%           1.34%      1.34%         1.34%       1.34%
Hudson River Trust Annual Expenses(6)
 Investment Advisory Fee .............
 Other Expenses ......................
   TOTAL HUDSON RIVER TRUST
    ANNUAL EXPENSES(7) ...............          (5)



                             COMMON                               AGGRESSIVE    CONSERVATIVE                 GROWTH
                             STOCK     GLOBAL    INTERNATIONAL      STOCK        INVESTORS      BALANCED    INVESTORS
                           --------  --------  ---------------  ------------  --------------  ----------  -----------
MAXIMUM SEPARATE ACCOUNT
 AND HUDSON RIVER TRUST
 ANNUAL EXPENSES (5)  .... 1.75%     n/a       n/a                   1.75%    n/a                1.75    n/a
Separate Account Annual
  Expenses (6)
Mortality and Expense
  Risk Fees .............. 0.65%     0.50%     0.50%                 0.50%    0.50%              0.65%   0.50%
Other Expenses ........... 0.84%     0.84%     0.84%                 0.84%    0.84%              0.84%   0.84%
                           --------  --------  ---------------  ------------  --------------  ----------  -----------
 TOTAL SEPARATE ACCOUNT
  ANNUAL EXPENSES ........  (5)      1.34%     1.34%                 1.34%(5) 1.34%              1.49%(5) 1.34%
Hudson River Trust Annual
 Expenses(6)
 Investment Advisory Fee
 Other Expenses ..........
 TOTAL HUDSON RIVER TRUST
  ANNUAL EXPENSES (7)  ...                                                (5)                         (5)



                                                      (footnotes on next page)

Notes:


(1) The maximum contingent withdrawal charge is 6% of the lesser of the amount withdrawn and the contributions made in the current and five prior Participation Years. Important exceptions and limitations eliminate or reduce the contingent withdrawal charge. See "Contingent Withdrawal Charge" in Part 8.

(2) Your Employer may elect to pay these charges and we have reserved the right to increase them.

(3) The administrative charge is deducted quarterly and is currently $7.50 or, if less, .50% of your Retirement Account Value plus the amount of any Active Loan. Your Employer may elect to pay this charge. This charge is not currently assessed for any calendar quarter in which the Retirement Account Value plus any Active Loan is $25,000 or more on the last Business Day of that calendar quarter. We have reserved the right to increase this charge. See "Quarterly Administrative Charge" in Part 8.

(4) This charge will be billed directly to the Employer if the basic plan recordkeeping option has been elected. We charge a fee of $25 per check drawn if the Employer elects to have Equitable Life directly distribute plan benefits and withdrawals. We reserve the right to increase these charges upon 90 days written notice to the Employer or Plan Trustee. See "Charge for Plan Recordkeeping Services" in Part 8.

(5) The amounts shown in the Table under "Separate Account Annual Expenses" and "Hudson River Trust Annual Expenses," when added together, are not permitted to exceed a total annual rate of 1.75% of the value of the assets held in the Money Market, Balanced, Common Stock and Aggressive Stock Funds. Without this expense limitation, total Separate Account Annual Expenses plus
Trust Annual Expenses for 1995 would have been     %,     %,     %, and     %
for the Money Market, Balanced, Common Stock and Aggressive Stock Funds, respectively. See "Limitation on Charges" and "Charges to Investment Funds for Expenses" in Part 8.

(6) Separate Account and Hudson River Trust expenses are shown as a percentage of each Investment Fund's or Portfolio's average value. Separate Account Annual Expenses are guaranteed not to exceed a total annual rate of 1.49% for the Money Market, Balanced and Common Stock Funds and an annual rate of 1.34% for all other Investment Funds. "Mortality and Expense Risks Fees" includes death benefit charges. "Other Expenses" under "Separate Account Annual Expenses" includes financial accounting expenses. See "Limitations on Charges," "Charges to Investment Funds for Expenses" and "Hudson River Trust Charges to Portfolios" in Part 8.

(7) Amounts shown for all Portfolios are for the year ended December 31, 1995. The amount shown for the International Portfolio, which was established on April 3, 1995 is annualized. The investment advisory fee for each Portfolio may vary from year to year depending upon the average daily net assets of the respective Portfolio of The Hudson River Trust. The maximum investment advisory fees, however, cannot be changed without a vote of that Portfolio's shareholders. The other direct operating expenses will also fluctuate from year to year depending on actual expenses. The Hudson River Trust expenses are shown as a percentage of each Portfolio's average value. See "Hudson River Trust Charges to Portfolios" in Part 8.

EXAMPLES: MOMENTUM

  The examples below show the expenses that a hypothetical Participant would pay in the surrender and non-surrender situations noted below, assuming a single contribution of $1,000 on the Participation Date invested in one of the Investment Funds listed, a 5% annual return on assets and no waiver of the contingent withdrawal charge.(1) For purposes of these examples, the annual administrative charge is computed by reference to the actual aggregate annual administrative charges as a percentage of the total assets held under the contracts. These examples do not reflect the $300 annual charge for basic recordkeeping services, which is billed directly to the Employer.

  These examples should not be considered a representation of past or future expenses for each Investment Funds or Portfolio. Actual expenses may be greater or less than those shown.(2) Similarly, the annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

  IF YOUR PARTICIPATION UNDER THE MOMENTUM Contract terminates at the end of each period shown, the maximum expense would be:



                                           1 YEAR      3 YEARS      5 YEARS      10 YEARS
                                        ----------  -----------  -----------  ------------
        Money Market
        Intermediate Government
         Securities
        Quality Bond
        High Yield
        Growth & Income
        Equity Index
        Common Stock
        Global
        International
        Aggressive Stock
        Asset Allocation Series:
          Conservative Investors
          Balanced
          Growth Investors
IF YOUR PARTICIPATION UNDER THE MOMENTUM Contract does not terminate at the end of each period shown, the expense would be:
                                        1 Year      3 Years      5 Years      10 Years
                                        ----------  -----------  -----------  ------------
        Money Market
        Intermediate Government
         Securities
        Quality Bond
        High Yield
        Growth & Income
        Equity Index
        Common Stock
        Global
        International
        Aggressive Stock
        Asset Allocation Series:
           Conservative Investors
           Balanced
           Growth Investors


------------

(1) The amount accumulated could not be paid to you in the form of an annuity at the end of any of the periods shown in the examples. The minimum amount applied to purchase an annuity must be $3,500. See "Electing an Annuity Distribution Option" in Part 7. In some cases, charges for state premium or other applicable state or local taxes will be deducted from the amount applied, if applicable.

(2) Actual administrative charges may be less if you, as Employer, are billed directly for the quarterly administrative charge or if the charge does not apply to a Participant because the Retirement Account Value plus the amount of any Active Loan is at least $25,000 on the last Business Day of a calendar quarter.

PART 2: SEPARATE ACCOUNT A AND
ITS INVESTMENT FUNDS

SEPARATE ACCOUNT A

Separate Account A is organized as a unit investment trust, a type of investment company, and is registered with the SEC under the Investment Company Act of 1940 (1940 ACT). This registration does not involve any supervision by the SEC of the management or investment policies of the Separate Account. The Separate Account has several Investment Funds, each of which invests in shares of a corresponding Portfolio of the Trust. You may allocate some or all contributions among the Investment Funds.

The assets of the Separate Account are our property. As a separate account under the New York Insurance Law, the portion of the Separate Account's assets equal to the reserves and other liabilities relating to the contracts will not be chargeable with liabilities arising out of any other business we may conduct. Accordingly, income, gains or losses, whether or not realized, from assets of the Separate Account are credited to or charged against the Separate Account without regard to our other income, gains or losses. We are the issuer of the contracts, and the obligations set forth in the contracts (other than those of Annuitants or Contract Owners) are our obligations.

In addition to contributions made under your contracts, we may allocate to the Separate Account monies received under other annuity contracts, certificates or agreements. Owners of all such contracts, certificates or agreements will participate in the Separate Account in proportion to the amounts they have in the Investment Funds that relate to their contracts, certificates or agreements. We may retain in the Separate Account assets that are in excess of the reserves and other liabilities relating to the Contracts or to other contracts, certificates or agreements, or we may transfer them to our general account.


We reserve the right, subject to compliance with applicable law, including approval of Contract Owners, Participants and Plan Trustees if required, (1) to add new Investment Funds (or sub-divisions of Investment Funds) to, or remove Investment Funds (or sub-divisions of Investment Funds) from, the Separate Account, (2) to combine any two or more Investment Funds or sub-divisions thereof, (3) to transfer assets determined by us to be the proportionate share of the class to which the contracts belong from any of the Investment Funds to another Investment Fund by withdrawing the same percentage of each investment in that Investment Fund with appropriate adjustments to avoid odd lots and fractions, (4) to operate the Separate Account or any Investment Fund as a management investment company under the 1940 Act (which may be directed by a committee which may be composed of a majority of persons who are "interested persons" of Equitable Life under the 1940 Act, which committee may be discharged by us at any time) or in any other form permitted by law, including a form that allows us to make direct investments, (5) to deregister the Separate Account under the 1940 Act, (6) to cause one or more Investment Funds to invest in a mutual fund other than or in addition to the Trust, (7) to discontinue the sale of contracts, (8) to terminate any employer or plan trustee agreement pursuant to its terms and
(9) to restrict or eliminate any voting rights of Contract Owners or other people who have voting rights that affect the Separate Account.

If any changes are made that result in a material change in the underlying investments of an Investment Fund, Contract Owners or MOMENTUM Employers will be notified. We may make other changes in the contracts that do not reduce any Cash Value, annuity benefit, Annuity Account Value, Retirement Account Value or other accrued rights or benefits.

THE HUDSON RIVER TRUST

The Trust is an open-end, diversified management investment company, more commonly called a mutual fund. As a "series" type of mutual fund, it issues several different series of stock, each of which relates to a different Portfolio of the Trust. The Trust commenced operations in January 1976 with a predecessor of its Common Stock Portfolio. The Trust does not impose a sales charge or "load" for buying and selling its shares. All dividend distributions to the Trust are reinvested in full and fractional shares of the Portfolio to which they relate.


More detailed information about the Trust, its investment objectives, policies, restrictions, risks, expenses and all other aspects of its operations, appears in its prospectus, or in its statement of additional information.

THE TRUST'S INVESTMENT ADVISER


The Trust is advised by Alliance Capital Management LP (ALLIANCE), which is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable Life. On December 31, 1995, Alliance was managing over $146 billion in assets. Alliance acts as investment adviser to various separate accounts and general accounts of Equitable Life and other affiliated insurance companies. Alliance also provides management and consulting services to mutual funds, endowments funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

Alliance's record as an investment manager is based, in part, on its ability to provide a diversity of investment services to domestic, international and global markets. Alliance prides itself on its ability to attract and retain a quality, professional work force. Alliance employs 162 investment professionals, including 81 research analysts. Portfolio managers have average investment experience of more than 13 years.


Alliance's main office is located at 1345 Avenue of the Americas, New York, New York 10105.

INVESTMENT POLICIES AND OBJECTIVES OF THE TRUST'S PORTFOLIOS

Each Portfolio has a different investment objective which it tries to achieve by following separate investment policies. The policies and objectives of each Portfolio will affect its return and its risks. There is no guarantee that these objectives will be achieved.

The policies and objectives of the Trust's Portfolios are as follows:


   PORTFOLIO                      INVESTMENT POLICY                                     OBJECTIVE
--------------  ----------------------------------------------------- -------------------------------------------
Money Market  . Primarily high quality short-term money market        High level of current income while
                instruments                                           preserving assets and maintaining liquidity

Intermediate  . Primarily debt securities issued or                   High current income consistent with

Government      guaranteed by the U.S. Government, its                relative stability of principal

Securities      agencies and instrumentalities. Each investment will
                have a final maturity of not more than 10 years or a
                duration not exceeding that of a 10-year Treasury
                note
Quality Bond  . Primarily investment grade fixed income securities    High current income consistent with
                                                                      preservation of capital
High Yield  ... Primarily a diversified mix of high yield,            High return by maximizing current income
                fixed-income securities involving greater volatility  and, to the extent consistent with that
                of price and risk of principal and income than high   objective, capital appreciation
                quality fixed- income securities. The medium and
                lower quality debt securities in which the Portfolio
                may invest are known as "junk bonds"

Growth &  ..... Primarily income producing common                     High total return through a combination
Income          stocks and securities convertible into common stocks  of current income and capital appreciation

Equity Index  . Selected securities in the S&P 500 Index (the         Total return performance (before trust
                "Index") which the advisor believes will, in the      expenses) that approximates the investment
                aggregate, approximate the performance results of     the performance of the Index (including
                Index                                                 reinvestment of dividends) at risk level
                                                                      consistent with that of the Index

                               25





   PORTFOLIO                      INVESTMENT POLICY                                     OBJECTIVE
--------------  ----------------------------------------------------- -------------------------------------------

Common Stock  . Primarily common stock and other equity- type         Long-term growth of capital and
                instruments                                           increasing income

Global  ....... Primarily equity securities of non-United States as   Long-term growth of capital
                well as United States companies

International   Primarily equity securities selected principally to   Long-term growth of capital
                permit participation in non-United States companies
                with prospects for growth

Aggressive                                                            Long-term growth of capital
 Stock  ....... Primarily common stocks and other equity-type securities issued by medium and other smaller sized
                companies with strong growth potential

Asset Allocation Series:

Conservative                                                          High total return without, in the
 Investors  ... Diversified mix of publicly-traded, fixed-income and  Adviser's opinion, undue risk to
                equity securities; asset mix and security selection   principal
                are primarily based upon factors expected to reduce
                risk. The Portfolio is generally expected to hold
                approximately 70% of its assets in fixed income
                securities and 30% in equity securities.

Balanced  ..... Primarily common stocks, publicly-traded debt         High return through a combination of
                securities and high quality money market instruments. current income and capital appreciation
                The Portfolio is generally expected to hold 50% of
                its assets in equity securities and 50% in fixed
                income securities.

Growth                                                                High total return consistent with the
 Investors  ... Diversified mix of publicly-traded, fixed-income and  adviser's determination of reasonable risk equity securities; asset mix and security selection
                based upon factors expected to increase possibility
                of high long-term return. The Portfolio is generally
                expected to hold approximately 70% of its assets in
                equity securities and 30% in fixed income securities.

PART 3: INVESTMENT PERFORMANCE


INVESTMENT FUND PERFORMANCE


In order to help show how the actual performance of the Investment Funds has affected Annuity Account and Retirement Account Values, the following tables provide a historical view of investment performance. The information presented includes performance results for each Investment Fund along with data representing unmanaged market indices and similarly managed funds.

Performance data for the Money Market, Balanced, Common Stock and Aggressive Stock Funds shown in this section include periods prior to December 18, 1987, when four predecessor open-end management separate accounts were reorganized into the Separate Account in unit investment trust form. (See Part 9 of the SAI.) The "since inception" figures are based on the date of inception of the predecessor separate accounts. Also, the performance data shown from December 18, 1987 through December 31, 1990 reflects the investment results of The Equitable Trust, which was replaced by the Trust on September 6, 1991. The investment objectives and policies of the Portfolios are substantially similar to those of the corresponding portfolios of The Equitable Trust. At all times, Equitable Life and/or one of its subsidiaries has served as the investment adviser to the four predecessor separate accounts, The Equitable Trust and the Trust. Performance data for the remaining Investment Funds reflect (i) the investment results of the corresponding Portfolios of the Trust from the date of inception of those Portfolios, (ii) the actual investment advisory fee and direct operating expenses of the relevant Portfolio and (iii) the Separate Account asset charges.


The performance for all periods has been adjusted to reflect the Separate Account asset charges as well as the Trust expenses.

Because amounts allocated to the Investment Funds are invested in a mutual fund, investment return and principal will fluctuate and Accumulation Units may be worth more or less than the original cost when redeemed. The results shown are not an estimate or guarantee of future investment performance, and do not reflect the actual experience of amounts invested under a particular Contract.

HOW PERFORMANCE DATA ARE PRESENTED


The tables on the following pages compare annualized rates of return for each Investment Fund along with appropriate benchmarks. These performance results are based on the change in the accumulation unit value for each Investment Fund for the periods shown.

Investment results in these tables are net of all charges and expenses assessed against the Investment Funds (including investment advisory fees and the direct operating expenses of the Trust and the expenses of the Contracts) but excluding the annual administrative charge and any withdrawal charges which would also reduce the actual return. There are variations in the fees and charges among the Contracts offered in EQUI-VEST and in the MOMENTUM Program. The rates of return shown for EQUI- VEST reflect the highest charges that are currently being assessed. The tables under "Standardized Computation of Performance" in the next Section show performance results after giving effect to all charges including the annual administrative charge and the contingent withdrawal charge. The illustrations for MOMENTUM are separate.


BENCHMARKS

Market indices are not subject to any charges for investment advisory fees typically associated with a managed portfolio. Comparisons with these benchmarks, therefore, are of limited use. We include them because they are widely known and may help you to understand the universe of securities from which each Portfolio manager is likely to make selections.

INCEPTION DATES AND COMPARATIVE
BENCHMARKS

MONEY MARKET: May 11, 1982; Salomon Brothers Three-Month T-Bill Index (3-Month T-Bill).

INTERMEDIATE GOVERNMENT SECURITIES: April 1, 1991; Lehman Intermediate Government Bond Index (Lehman Intermediate Government).

QUALITY BOND: October 1, 1993; Lehman Aggregate Bond Index (Lehman
Aggregate).


HIGH YIELD: January 2, 1987; Merrill Lynch High Yield Master Index (Master High Yield).

GROWTH & INCOME: October 1, 1993; 75% Standard & Poor's 500 Index (S&P 500) and 25% Value Line Convertibles Index (75% S&P 500/25% Value Line Conv.).

EQUITY INDEX: March 1, 1994; Standard & Poor's 500 Index (S&P 500)

COMMON STOCK: August 1, 1968; Standard & Poor's 500 Index (S&P 500)


GLOBAL: August 27, 1987; Morgan Stanley Capital International World Index (MSCI World).


INTERNATIONAL: April 3, 1995; Morgan Stanley Capital International Europe, Australia, Far East Index (MSCI EAFE).

AGGRESSIVE STOCK: May 1, 1984; 50% Russell 2000 Small Stock Index and 50% S&P Mid-Cap Total Return (50% Russell 2000/50% S&P MidCap).


CONSERVATIVE INVESTORS: October 2, 1989; 70% Lehman Treasury Bond Composite Index and 30% S&P 500 (70% Lehman Treas./30% S&P 500).

BALANCED: May 1, 1984; 50% S&P 500 and 50% Lehman Government/Corporate Bond Index (50% S&P 500/50% Lehman Corp.).

GROWTH INVESTORS: October 2, 1989; 30% Lehman Government/Corporate Bond Index and 70% S&P 500 (30% Lehman Treas./70% S&P 500).


The Lipper Variable Insurance Products Performance Analysis Survey (Lipper) records the performance of a large group of variable annuity and variable life products, including managed separate accounts of insurance companies. According to Lipper Analytical Services, Inc., the data are presented net of investment management fees, direct operating and asset-based charges applicable under insurance policies or annuity contracts. Lipper data provide a more accurate picture than market indices of EQUI-VEST and MOMENTUM performance relative to other annuity products.


All rates of return presented are time-weighted and include reinvestment of investment income, including interest and dividends. Cumulative rates of return reflect performance over a stated period of time. Annualized rates of return represent the annual rate of growth that would have produced the same cumulative return, if performance had been constant over the entire period.

EQUI-VEST ANNUALIZED RATES OF RETURN FOR PERIODS ENDING DECEMBER 31, 1995:



                                   1 YEAR    3 YEARS    5 YEARS
                                 --------  ---------  ---------
MONEY MARKET                        4.32%      2.83%      3.08%
 Lipper Money Market                4.35       2.88       3.10
 3-Month T-Bill                     5.74       4.34       4.47
INTERMEDIATE GOVERNMENT
SECURITIES                         11.81       4.79        --
 Lipper U.S. Government            15.47       6.27        --
 Lehman Intermediate Government    14.41       6.74        --
QUALITY BOND                       15.46        --         --
 Lipper Corporate Bond A-Rated     18.15        --         --
 Lehman Aggregate                  18.47        --         --
HIGH YIELD                         18.32      11.30      13.40
 Lipper High Yield                 17.36       9.80      15.79
 Master High Yield                 19.91      11.57      17.17
GROWTH & INCOME                    22.42        --         --
 Lipper Growth & Income            31.18        --         --
 75% S&P 500/25% Value Line
 Conv.                             34.93        --         --
EQUITY INDEX                       34.66        --         --
 Lipper S&P 500 Index Funds        35.31        --         --
 S&P 500                           37.54        --         --
COMMON STOCK                       30.64      15.79      16.51
 Lipper Growth                     31.08      12.09      15.53
 S&P 500                           37.54      15.30      16.57
GLOBAL                             17.23      16.63      14.93
 Lipper Global                     13.87      13.45       9.10
 MSCI World                        20.72      15.83      11.74
INTERNATIONAL                        --         --         --
 Lipper International                --         --         --
 MSCI EAFE                           --         --         --
AGGRESSIVE STOCK                   29.87      12.38      20.14
 Lipper Small Company Growth       28.19      15.26      25.72
 50% Russell 2000/50% S&P
 MidCap                            29.69      13.67      20.16
The Asset Allocation Series:
CONSERVATIVE INVESTORS             18.79       7.09       8.67
 Lipper Income                     21.25       9.65      11.99
 70% Lehman Treas./30% S&P 500     24.11      10.41      11.73
BALANCED                           18.13       5.90       9.77
 Lipper Flexible Portfolio         21.58       9.32      11.43
 50% S&P 500/50% Lehman Corp.      28.39      12.01      13.39
GROWTH INVESTORS                   24.68      10.65      15.55
 Lipper Flexible Portfolio         21.58       9.32      11.43
 30% Lehman Corp./70% S&P 500      32.05      13.35      14.70







                    (RESTUBBED TABLE CONTINUED FROM ABOVE)


                                                             SINCE      INCEPTION
                                   10 YEARS    20 YEARS    INCEPTION      DATE
                                 ----------  ----------  -----------  -----------
MONEY MARKET                     4.63%            --          5.64%      5/11/82
 Lipper Money Market             4.71             --          5.91
 3-Month T-Bill                  5.77             --          6.68
INTERMEDIATE GOVERNMENT
SECURITIES                            --          --          6.19        4/1/91
 Lipper U.S. Government               --          --          7.87
 Lehman Intermediate Government       --          --          8.17
QUALITY BOND                          --          --          3.14       10/1/93
 Lipper Corporate Bond A-Rated        --          --          4.58
 Lehman Aggregate                     --          --          6.46
HIGH YIELD                            --          --          8.72        1/2/87
 Lipper High Yield                    --          --          8.87
 Master High Yield                    --          --         11.28
                                      --
GROWTH & INCOME                       --                      8.20       10/1/93
 Lipper Growth & Income               --          --         12.76
 75% S&P 500/25% Value Line
 Conv.                                --          --         15.45
EQUITY INDEX                          --          --         17.58        3/1/94
 Lipper S&P 500 Index Funds           --          --         17.62
 S&P 500                              --          --         19.89
COMMON STOCK                     13.67       13.73%          10.65        8/1/68
 Lipper Growth                   12.05           N/A          N/A
 S&P 500                         14.87       14.59           11.18
GLOBAL                                --          --          9.87       8/27/87
 Lipper Global                        --          --          2.52
 MSCI World                           --          --          6.75
INTERNATIONAL                         --          --         9.60*        4/3/95
 Lipper International                 --          --        12.21*
 MSCI EAFE                            --          --         9.17*
AGGRESSIVE STOCK                 16.32            --         17.85        5/1/84
 Lipper Small Company Growth     16.42            --         18.71
 50% Russell 2000/50% S&P
 MidCap                          13.66            --          N/A
The Asset Allocation Series:
CONSERVATIVE INVESTORS                --          --          8.18       10/2/89
 Lipper Income                        --          --          9.79
 70% Lehman Treas./30% S&P 500        --          --         10.55
BALANCED                         8.93             --         10.16        5/1/84
 Lipper Flexible Portfolio       10.13            --         11.57
 50% S&P 500/50% Lehman Corp.    12.53            --         13.94
GROWTH INVESTORS                      --          --         14.51       10/2/89
 Lipper Flexible Portfolio            --          --          9.44
 30% Lehman Corp./70% S&P 500         --          --         11.97

------------

   *  Unannualized.

  EQUI-VEST CUMULATIVE RATES OF RETURN FOR PERIODS ENDING DECEMBER 31, 1995:



                                                                                                        SINCE
                                         1 YEAR     3 YEARS     5 YEARS     10 YEARS     20 YEARS     INCEPTION
                                      ---------- ----------- ----------- ------------ ------------ -------------
MONEY MARKET
 Lipper Money Market
 3-Month T-Bill
INTERMEDIATE GOVERNMENT SECURITIES
 Lipper U.S. Government
 Lehman Intermediate Government
QUALITY BOND
 Lipper Corporate Bond A-Rated
 Lehman Aggregate
HIGH YIELD
 Lipper High Yield
 Master High Yield
GROWTH & INCOME
 Lipper Growth & Income
 75% S&P 500/25% Value Line Conv.
EQUITY INDEX
 Lipper S&P 500 Index Funds
 S&P 500
COMMON STOCK
 Lipper Growth
 S&P 500
GLOBAL
 Lipper Global
 MSCI World
INTERNATIONAL
 Lipper International
 MSCI EAFE
AGGRESSIVE STOCK
 Lipper Small Company Growth
 50% S&P 500/50% NASDAQ
The Asset Allocation Series:
CONSERVATIVE INVESTORS
 Lipper Income
 70% Lehman Treas./30% S&P 500
BALANCED
 Lipper Flexible Portfolio
 50% S&P 500/50% Lehman Corp.
GROWTH INVESTORS
 Lipper Flexible Portfolio
 30% Lehman Corp./70% S&P 500


                         YEAR-BY-YEAR RATES OF RETURN


                    INTERMEDIATE
          MONEY      GOVERNMENT     QUALITY     HIGH     GROWTH &    EQUITY
          MARKET     SECURITIES      BOND      YIELD      INCOME      INDEX
        --------  --------------  ---------  --------  ----------  ---------
1986       5.17%  --%             --%             --%  --%         --%
1987       5.23   --              --           3.27*   --          --
1988       5.90   --              --            8.25   --          --
1989       7.70   --              --            3.71   --          --
1990       6.80   --              --           (2.43)  --          --
1991       4.70   10.94*          --           22.78   --          --
1992       2.16   4.17            --           10.80   --          --
1993       1.58   9.09            (0.84)*      21.48   (0.59)*     --
1994       2.62   (5.65)          (6.37)       (4.09)  (1.90)      (0.04)*
1995       4.32   11.81           15.46        18.32   22.42       34.66






                    (RESTUBBED TABLE CONTINUED FROM ABOVE)


          COMMON                 INTER-     AGGRESSIVE    CONSERVATIVE                 GROWTH
          STOCK      GLOBAL     NATIONAL      STOCK        INVESTORS      BALANCED    INVESTORS
        --------  ----------  ----------  ------------  --------------  ----------  -----------
1986      15.43%         --%                  21.75%            --%        11.70%          --%
1987       6.08      (13.67)*                 (1.13)            --         (5.05)          --
1988      21.60        9.38                   (0.39)            --         13.30           --
1989      24.10       25.02                   42.87          2.75*         24.60        3.65*
1990      (9.30)      (7.33)                   5.73           4.97         (1.50)        9.12
1991      35.80       28.79                   84.57          18.23         40.00        46.90
1992       1.80       (1.86)                  (4.47)          4.36         (4.20)        3.52
1993      23.10       30.34                   15.17           9.27         10.80        13.71
1994      (3.48)       3.82                   (5.11)         (5.38)        (9.27)       (4.44)
1995      30.64       17.23   9.60*           29.87          18.79         18.13        24.68


------------
   *  Unannualized

STANDARDIZED COMPUTATION OF
PERFORMANCE FOR EQUI-VEST


The performance data in the following tables, which are prepared in a manner prescribed by the SEC for use when we advertise the performance of the Separate Account, illustrate the average annual total return of the Investment Funds over the periods shown assuming a single initial contribution of $1,000 and termination of the Contract at the end of each period under circumstances in which the contingent withdrawal charge applies. The values shown are also net of all other charges and expenses assessed against the Investment Funds. An Investment Fund's average annual total return is the annual rate of growth of the Investment Fund that would be necessary to achieve the ending value of a contribution kept in the Investment Fund for the period specified.


Since charges under the Contracts may vary, we have assumed, for each charge, the highest that might apply. Each calculation further assumes that the $1,000 contribution was allocated to only one Investment Fund, no transfers or additional contributions were made, no loans, and no amounts were allocated to any other Investment Fund under the Contract.

In order to calculate the standardized performance information, we divide the termination value (defined below) of a Contract which is terminated on December 31, 1995 by the $1,000 investment made at the beginning of each period illustrated. The result of that calculation is the total growth rate for the period. Then we annualize that growth rate to obtain the average annual percentage increase (decrease) during the period shown. When we "annualize," we assume that a single rate of return applied each year during the period will produce the ending value, taking into account the effect of compounding. "Termination value" means the Annuity Account Value less the contingent withdrawal charge, the annual administrative charge and all other charges and expenses which are applied against an Investment Fund. See "Part 8: Deductions and Charges."

TABLE 1: GROWTH OF $1,000 FOR CONTRACTS TERMINATED ON DECEMBER 31, 1995



                                   Length of Investment Period
                   ---------------------------------------------------------
    INVESTMENT                  THREE      FIVE                    SINCE
       FUND         ONE YEAR    YEARS      YEARS    TEN YEARS    INCEPTION*
-----------------  --------  ---------  ---------  ---------  --------------
Money Market
Intermediate
 Government
 Securities
Quality Bond
High Yield
Growth & Income
Equity Index
Common Stock
Global
International
Aggressive
 Stock
Asset Allocation Series:
Conservative
 Investors
Balanced
Growth Investors



TABLE 2: AVERAGE ANNUAL TOTAL RETURN UNDER CONTRACTS TERMINATED ON DECEMBER 31, 1995







                              Length of Investment Period
                 ----------------------------------------------------
   Investment               Three    Five       Ten      Since
       Fund         One Year Years   Years      Years    Inception*
---------------  ---------  -------  ---------  -------  ------------
Money Market      (3.29)%            (0.62)%    2.16%          --
Intermediate
 Government
 Securities        3.66                  --        --    2.60 %
Quality Bond       7.04                  --        --   (1.49)
High Yield         9.69              10.16         --    6.20
Growth & Income   13.49                  --        --    3.44
Equity Index      24.84                  --        --   11.80
Common Stock      21.11              13.39      11.55          --
Global             8.68              11.78         --    7.31
International         --                 --        --    2.14
Aggressive
 Stock            20.49              17.53      14.52          --
Asset Allocation Series:
Conservative
 Investors        10.13              5.32          --    5.25
Balanced           9.51              6.39        6.67          --
Growth
 Investors        15.59             12.43          --   11.79



* Inception dates are as follows: Money Market (May 11, 1982); Intermediate Government Securities (April 1, 1991); Quality Bond (October 1, 1993); High
Yield (January 2, 1987); Growth & Income (October 1, 1993); Equity Index (March 1, 1994); Common Stock (August 1, 1968); Global (August 27, 1987); International (April 3, 1995); Aggressive Stock (May 1, 1984); Conservative Investors (October 2, 1989); Balanced (May 1, 1984) and Growth Investors (October 2, 1989). The "Since Inception" number for the International Fund is unannualized.

MOMENTUM ANNUALIZED RATES OF RETURN FOR PERIODS ENDING DECEMBER 31, 1995:



                                       1 YEAR      3 YEARS      5 YEARS
                                     ---------  -----------  -----------
MONEY MARKET
 Lipper Money Market
 3-Month T-Bill
INTERMEDIATE GOVERNMENT SECURITIES
 Lipper U.S. Government
 Lehman Intermediate Government
QUALITY BOND
 Lipper Corporate Bond A-Rated
 Lehman Aggregate
HIGH YIELD
 Lipper High Yield
 Master High Yield
GROWTH & INCOME
 Lipper Growth & Income
 75% S&P 500/25% Value Line Conv.
EQUITY INDEX
 Lipper S&P Index Funds
 S&P 500
COMMON STOCK
 Lipper Growth
 S&P 500
GLOBAL
 Lipper Global
 MSCI World
INTERNATIONAL
 Lipper International
 MSCI EAFE
AGGRESSIVE STOCK
 Lipper Small Company Growth
 50% S&P 500/50% NASDAQ
The Asset Allocation Series:
CONSERVATIVE INVESTORS
 Lipper Income
 70% Lehman Treas./30% S&P 500
BALANCED
 Lipper Flexible Portfolio
 50% S&P 500/50% Lehman Corp.
GROWTH INVESTORS
 Lipper Flexible Portfolio
 30% Lehman Corp./70% S&P 500








                    (RESTUBBED TABLE CONTINUED FROM ABOVE)



                                                                      SINCE        INCEPTION
                                        10 YEARS      20 YEARS      INCEPTION        DATE
                                     ------------  ------------  -------------  -------------
MONEY MARKET
 Lipper Money Market
 3-Month T-Bill
INTERMEDIATE GOVERNMENT SECURITIES
 Lipper U.S. Government
 Lehman Intermediate Government
QUALITY BOND
 Lipper Corporate Bond A-Rated
 Lehman Aggregate
HIGH YIELD
 Lipper High Yield
 Master High Yield
GROWTH & INCOME
 Lipper Growth & Income
 75% S&P 500/25% Value Line Conv.
EQUITY INDEX
 Lipper S&P Index Funds
 S&P 500
COMMON STOCK
 Lipper Growth
 S&P 500
GLOBAL
 Lipper Global
 MSCI World
INTERNATIONAL
 Lipper International
 MSCI EAFE
AGGRESSIVE STOCK
 Lipper Small Company Growth
 50% S&P 500/50% NASDAQ
The Asset Allocation Series:
CONSERVATIVE INVESTORS
 Lipper Income
 70% Lehman Treas./30% S&P 500
BALANCED
 Lipper Flexible Portfolio
 50% S&P 500/50% Lehman Corp.
GROWTH INVESTORS
 Lipper Flexible Portfolio
 30% Lehman Corp./70% S&P 500

  MOMENTUM CUMULATIVE RATES OF RETURN FOR PERIODS ENDING DECEMBER 31, 1995:



                                        1 YEAR      3 YEARS      5 YEARS
                                      ---------  -----------  -----------
MONEY MARKET
 Lipper Money Market
 3-Month T-Bill
INTERMEDIATE GOVERNMENT SECURITIES
 Lipper U.S. Government
 Lehman Intermediate Government
QUALITY BOND
 Lipper Corporate Bond A-Rated
 Lehman Aggregate
HIGH YIELD
 Lipper High Yield
 Master High Yield
GROWTH & INCOME
 Lipper Growth & Income
 75% S&P 500/25% Value Line Conv.
EQUITY INDEX
 Lipper S&P Index Funds
 S&P 500
COMMON STOCK
 Lipper Growth
 S&P 500
GLOBAL
 Lipper Global
 MSCI World
INTERNATIONAL
 Lipper International
 MSCI EAFE
AGGRESSIVE STOCK
 Lipper Small Company Growth
 50% S&P 500/50% NASDAQ
The Asset Allocation Series:
CONSERVATIVE INVESTORS
 Lipper Income
 70% Lehman Treas./30% S&P 500
BALANCED
 Lipper Flexible Portfolio
 50% S&P 500/50% Lehman Corp.
GROWTH INVESTORS
 Lipper Flexible Portfolio
 30% Lehman Corp./70% S&P 500







                    (RESTUBBED TABLE CONTINUED FROM ABOVE)



                                                                       SINCE
                                         10 YEARS      20 YEARS      INCEPTION
                                      ------------  ------------  -------------
MONEY MARKET
 Lipper Money Market
 3-Month T-Bill
INTERMEDIATE GOVERNMENT SECURITIES
 Lipper U.S. Government
 Lehman Intermediate Government
QUALITY BOND
 Lipper Corporate Bond A-Rated
 Lehman Aggregate
HIGH YIELD
 Lipper High Yield
 Master High Yield
GROWTH & INCOME
 Lipper Growth & Income
 75% S&P 500/25% Value Line Conv.
EQUITY INDEX
 Lipper S&P Index Funds
 S&P 500
COMMON STOCK
 Lipper Growth
 S&P 500
GLOBAL
 Lipper Global
 MSCI World
INTERNATIONAL
 Lipper International
 MSCI EAFE
AGGRESSIVE STOCK
 Lipper Small Company Growth
 50% S&P 500/50% NASDAQ
The Asset Allocation Series:
CONSERVATIVE INVESTORS
 Lipper Income
 70% Lehman Treas./30% S&P 500
BALANCED
 Lipper Flexible Portfolio
 50% S&P 500/50% Lehman Corp.
GROWTH INVESTORS
 Lipper Flexible Portfolio
 30% Lehman Corp./70% S&P 500

                         YEAR-BY-YEAR RATES OF RETURN



                    INTERMEDIATE
          MONEY      GOVERNMENT     QUALITY     HIGH     GROWTH &    EQUITY
          MARKET     SECURITIES      BOND      YIELD      INCOME      INDEX
        --------  --------------  ---------  --------  ----------  ---------
1985       6.74%  --%             --%             --%  --%         --%
1986       5.27   --              --              --   --          --
1987       5.27   --              --            3.28*  --          --
1988       5.94   --              --            8.26   --          --
1989       7.72   --              --            3.72   --          --
1990       6.82   --              --           (2.42)  --          --
1991       4.69   10.94*          --           22.79   --          --
1992       2.19   4.18            --           10.81   --          --
1993       1.59   9.10            (0.84)*      21.50   (0.59)*     --
1994       2.63  (5.65)           (6.37)       (4.09)  (1.90)      (0.04)*
1995



                    (RESTUBBED TABLE CONTINUED FROM ABOVE)



          COMMON                AGGRESSIVE    CONSERVATIVE                 GROWTH
          STOCK      GLOBAL       STOCK        INVESTORS      BALANCED    INVESTORS
        --------  ----------  ------------  --------------  ----------  -----------
1985      32.58%         --%       43.21%   --%                23.88%   --%
1986      15.49          --       (21.95)   --                 11.77    --
1987       6.14      (13.67)*      (1.00)   --                 (5.02)   --
1988      21.55        9.39        (0.30)   --                 13.27    --
1989      24.07       25.04        42.95    2.75*              24.60    3.65*
1990      (9.27)      (7.32)        5.76    4.98               (1.46)   9.13
1991      35.81       28.81        84.65   18.24               40.02   46.92
1992       1.82       (1.85)       (4.37)   4.37               (4.15)   3.53
1993      23.11       30.36        15.28    9.28               10.81   13.72
1994      (3.48)       3.82        (5.03)  (5.38)              (9.27)  (4.44)
1995


------------
   *  Unannualized

STANDARDIZED COMPUTATION OF
PERFORMANCE FOR MOMENTUM

The performance data in the following tables, which are prepared in a manner prescribed by the SEC for use when we advertise the performance of the Separate Account, illustrate the average annual total return of the Investment Funds over the periods shown, assuming a single initial contribution of $1,000 and termination of participation under the MOMENTUM Contract at the end of each period under circumstances in which the contingent withdrawal charge applies. The values shown are also net of all other charges and expenses assessed against the Investment Funds. An Investment Fund's average annual total return is the annual rate of growth of the Investment Fund that would be necessary to achieve the ending value of a contribution kept in the Investment Fund for the period specified.

For purposes of the tables below, deduction of a quarterly administrative charge equal to $7.50 is assumed, even though this charge does not currently apply if the Retirement Account Value plus the amount of any Active Loan is at least $25,000 as of the end of the quarter. Each calculation further assumes that the $1,000 contribution was allocated to only one Investment Fund, no transfers or additional contributions were made, no loans, and no amounts were allocated to any other Investment Fund and the Participant has not taken any loans.

In order to calculate the standardized performance information, we divide the termination value (defined below) as of December 31, 1995 by the $1,000 contribution made at the beginning of each period illustrated. The result of that calculation is the total growth rate for the period. Then we annualize that growth rate to obtain the average annual percentage increase (decrease) during the period shown. When we "annualize," we assume that a single rate of return applied each year during the period will produce the ending value, taking into account the effect of compounding. "Termination value" means the Retirement Account Value less the contingent withdrawal charge, the quarterly administrative charge and all other charges and expenses which are applied against Separate Account assets. The contingent withdrawal charge will never be greater than 6%. See "Part 8: Deductions and Charges."

GROWTH OF $1,000 FOR PARTICIPANT ON DECEMBER 31, 1995



                                  Length of Investment Period
                  ---------------------------------------------------------
    INVESTMENT                 THREE      FIVE                    SINCE
       FUND        ONE YEAR    YEARS      YEARS    TEN YEARS    INCEPTION*
----------------  --------  ---------  ---------  ---------  --------------
Money Market
Intermediate
 Government
 Securities
Quality Bond
High Yield
Growth & Income
Equity Index
Common Stock
Global
Aggressive
 Stock
Asset Allocation Series:
Conservative
 Investors
Balanced
Growth Investors



AVERAGE ANNUAL TOTAL RETURN FOR PARTICIPANT
TERMINATED ON DECEMBER 31, 1995








                                   Length of Investment Period
                   ---------------------------------------------------------
    INVESTMENT                  THREE      FIVE                    SINCE
       FUND         ONE YEAR    YEARS      YEARS    TEN YEARS    INCEPTION*
-----------------  --------  ---------  ---------  ---------  --------------
Money Market
Intermediate
 Government
 Securities
Quality Bond
High Yield
Growth & Income
Equity Index
Common Stock
Global
International
Aggressive Stock
Asset Allocation Series:
Conservative
 Investors
Balanced
Growth Investors



* Inception dates are as follows: Money Market (May 11, 1982);
  Intermediate Government Securities (April 1, 1991); Quality Bond (October 1,
  1993); High Yield (January 2, 1987); Balanced (May 1, 1984); Growth & Income (October 1, 1993); Equity Index (March 1, 1994); Common Stock (August 1,
  1968); Global (August 27, 1987); International (April 3, 1995); Aggressive Stock (May 1, 1984); Conservative Investors (October 2, 1989); and Growth Investors (October 2, 1989). The "Since Inception" number for the International Fund is unannualized.

COMMUNICATING PERFORMANCE DATA

In reports or other communications or in advertising material, we may describe general economic and market conditions affecting the Separate Account and the Trust and may compare the performance of the Investment Funds with (1) that of other insurance company separate accounts or mutual funds included in the rankings prepared by Lipper Analytical Services, Inc., Morningstar Inc., VARDS or similar investment services that monitor the performance of insurance company separate accounts or mutual funds, (2) other appropriate indices of investment securities and averages for peer universes of funds which are described in this prospectus on pages 27 and 28, or (3) data developed by us derived from such indices or averages. The Morningstar Variable Annuity/Life Report consists of nearly 700 variable life and annuity funds, all of which report their data net of investment management fees, direct operating expenses and separate account charges. VARDS is a monthly
reporting service that monitors approximately     variable life and variable
annuity funds on performance and account information. Advertisements or other communications furnished to present or prospective Contract Owners may also include evaluations of an Investment Fund or Portfolio by financial publications that are nationally recognized such as Barron's, Morningstar's Variable Annuity Sourcebook, Business Week, Chicago Tribune, Forbes, Fortune, Institutional Investor, Investment Adviser, Investment Dealer's Digest, Investment Management Weekly, Los Angeles Times, Money, Money Management Letter, Kiplinger's Personal Finance, Financial Planning, National Underwriter, Pension & Investments, USA Today, Investor's Daily, The New York Times and The Wall Street Journal.

PART 4: THE GUARANTEED INTEREST ACCOUNT


The Guaranteed Interest Account is part of our general account and pays interest at a guaranteed rate. The general account supports all of our policy and contract guarantees, as well as our general obligations. The general account is subject to regulation and supervision by the Insurance Department of the State of New York and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Because of applicable exemptive and exclusionary provisions, interests in the general account have not been registered under the Securities Act of 1933 (1933 ACT), nor is the general account an investment company under the 1940 Act. Accordingly, the general account is not subject to regulation under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures that are included in the prospectus for your information and that relate to the general account and the Guaranteed Interest Account. These disclosures, however, may be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

The amount that you as a Participant or Contract Owner have in the Guaranteed Interest Account at any time is equal to the sum of all contributions and transfers that have been allocated to that Account on your behalf plus interest, less the sum of all amounts that have been withdrawn, transferred or deducted.

Interest is credited to the Account every day. There are three levels of interest rates simultaneously in effect in the Guaranteed Interest Account: the minimum interest rate guaranteed over the life of the contract, the yearly guaranteed interest rate for the calendar year, and the current interest rate. Current interest rates are declared periodically by Equitable Life, at its discretion, according to procedures that Equitable Life reserves the right to change. All interest rates are effective annual rates, but before deduction of applicable administrative or contingent withdrawal charges.

The declaration of current interest rates is handled differently for EQUI-VEST and MOMENTUM.

For the MOMENTUM Program, quarterly "current" rates are declared. The current rate applies to the entire amount you have in the Guaranteed Interest Account during the calendar quarter for which it is declared. We may change the duration of future interest guarantee periods, but no interest guarantee period will exceed one year. We also reserve the right to assign different current rates by Transaction Date and different current and yearly guaranteed rates to different plans based upon when the plan became enrolled in the MOMENTUM Program. Generally, all plans that become enrolled in the MOMENTUM Program in the same calendar year will be in the same class. A plan will be considered enrolled in the MOMENTUM Program as of the earliest Participation Date applicable to a Participant in that plan. All Participants within the same plan will be subject to the same interest rates. Plans that converted from EQUI-VEST Corporate Trusteed to MOMENTUM will be considered in the same class, regardless of the date of the plan's enrollment under EQUI-VEST.

For EQUI-VEST Contracts, an interest rate is assigned to each allocation to the Guaranteed Interest Account and the rate is guaranteed for a certain period of time, depending on when the allocation is made. Therefore, for these Contracts, different interest rates may apply to different amounts in this Account. (An exception to this approach is made for Corporate Trusteed and EDC Contracts issued to governmental employers in New York whose EQUI-VEST funding arrangements became effective on or after July 1, 1989).

For MOMENTUM and EQUI-VEST, the yearly guaranteed interest rate for 1996 is 4%. The yearly guaranteed interest rate will never be less than the minimum Contract guarantee of 3% (4% for EQUI- VEST Corporate Trusteed Contracts, Series 100 and 200 NQ group certificates, and for Participants in plans that converted to MOMENTUM from our EQUI- VEST Corporate Trusteed Contract). At least 15 days before the beginning of a calendar year, we will notify you in writing of the guaranteed interest rate for the next year.

PART 5: THE EQUI-VEST FIXED MATURITY ACCOUNT


ALLOCATIONS TO FIXED MATURITY PERIODS


The Fixed Maturity Account is only available under the EQUI-VEST Series 400 Contracts.


Your Fixed Maturity Account contains the Fixed Maturity Periods to which you have made a contribution or transfer. Each amount contributed (including amounts transferred) to a Fixed Maturity Period and held to that Period's Expiration Date accumulates interest at the Rate to Maturity in effect on the date of your contribution to that Period. Thus, your Rate to Maturity is the interest rate your contribution will earn if your money remains in that Fixed Maturity Period until its Expiration Date.

Your Maturity Amount in a Fixed Maturity Period on its Expiration Date is your original contribution plus interest, using the Rate to Maturity in effect on the date of your contribution (or transfer) for the Fixed Maturity Period (less appropriate adjustments for any charges or premature withdrawals).

Before maturity, you have a Market Adjusted Amount in each Fixed Maturity Period to which you have made a contribution. The Market Adjusted Amount is the present value of your Maturity Amount, discounted at the Rate to Maturity in effect for new contributions on the date of the calculation. It thus reflects whatever market value adjustment (see details below) would apply on that day were you to withdraw the entire amount in your Fixed Maturity Period. (On the Expiration Date, your Market Adjusted Amount equals your Maturity Amount.)


Contributions may be made to one or more Fixed Maturity Periods; however, you may not make more than one contribution to any one Fixed Maturity Period. You may not make a contribution to a Fixed Maturity Period which has an Expiration Date beyond the date on which annuity payments are to commence under your Contract. If you have contributed funds to one or more Fixed Maturity Periods you must select Maximum Fund Choice; transfers out of the Guaranteed Interest Account will be restricted. See "Transfers" in Part 6.


AVAILABILITY OF FIXED MATURITY PERIODS


Subject to state regulatory approval, Fixed Maturity Periods are available as Investment Options only to Owners of Series 400 Contracts.

We offer Fixed Maturity Periods ending on June 15 (or the preceding Business
Day) for each of the maturity years 1996 through 2006. Not all Fixed Maturity Periods will be available in all states. As Fixed Maturity Periods expire, we expect to add maturity years so that generally ten are available in most states at any time.


RATES TO MATURITY AND PRESENT VALUE PER $100 OF MATURITY AMOUNT

Because the Maturity Amount of a contribution to a Fixed Maturity Period can be determined at the time it is made, you can determine the amount required to be contributed to a Fixed Maturity Period in order to produce a target Maturity Amount (assuming no transfers or withdrawals are made and no charges are allocated to the Fixed Maturity Period). The required contribution is the present value of that Maturity Amount discounted at the Rate to Maturity on the Transaction Date for the contribution.

The same approach as described above may also be used to determine the amount which you would need to allocate to each Fixed Maturity Period in order to create a series of constant Maturity Amounts for two or more years.


The Rates to Maturity that are available for new contributions can be obtained from your agent or by calling (800) 841-0801.


OPTIONS AT EXPIRATION DATE

We will notify you at least 45 days before the Expiration Date of each Fixed Maturity Period in which you have any money. You may elect one of the following options to be effective at the Expiration Date:

 (a) to transfer the Maturity Amount into any Fixed Maturity Period we are then offering, or into any of our other Investment Options.

 (b) to withdraw the Maturity Amount (subject to any contingent withdrawal charge which may apply under your Contract).

If we have not received your election as of the Expiration Date, the Maturity Amount in the expired Fixed Maturity Period will be transferred into the Money Market Fund (or another Investment

Option if required by state regulation). As to contracts issued in New York, see New York Contracts-- Fixed Maturity Account in Part 8: Deductions and Charges.


MARKET VALUE ADJUSTMENT FOR
TRANSFERS, WITHDRAWALS OR
TERMINATION PRIOR TO THE
EXPIRATION DATE

Any withdrawal (including transfers, terminations and deductions) from a Fixed Maturity Period prior to its Expiration Date will result in a positive or negative market value adjustment, which is reflected in your Market Adjusted Amount. The amount of the adjustment will depend on two factors: (a) the difference between the Rate to Maturity on the date of your contribution or transfer and the Rate to Maturity for the same Fixed Maturity Period on the date of the calculation, and (b) the length of time remaining until the Expiration Date. In general, if interest rates have risen between the time when an amount was originally contributed to a Fixed Maturity Period and the time it is withdrawn, the market value adjustment will be negative, and vice versa; and the longer the period of time remaining until the Expiration Date, the greater the impact of the interest rate difference. Therefore, it is possible that a significant rise in interest rates could result in a substantial reduction in your Market Adjusted Amount should you withdraw before the Expiration Date.

The market value adjustment (positive or negative) resulting from a withdrawal of all funds from a Fixed Maturity Period will be determined for each contribution allocated to that Fixed Maturity Period as follows:

(1)  We determine the Market Adjusted Amount on the Transaction Date as follows:

 (a) We determine the Book Value that would be payable on the Expiration Date, using the applicable Rate to Maturity. The Book Value equals your contribution to the Fixed Maturity Period, reduced by any prior withdrawals, transfers and charges and reflecting any prior market value adjustments, accumulated at the Rate to Maturity on the date of the contribution.

 (b) We determine the time remaining in your Fixed Maturity Period (based on the Transaction Date) and convert it to fractional years based on a 365 day year. For example three years and 12 days becomes 3.0329.

 (c) We determine the current Rate to Maturity which applies on the Transaction Date to new contributions to the same Fixed Maturity Period.

 (d) We determine the present value of the Book Value payable at the Expiration Date, using the period determined in (b) and the rate determined in (c).

(2)  We determine the Book Value as of the current date.

(3) We subtract (2) from the result in (1)(d). The result is the market value adjustment applicable to such Fixed Maturity Period, which may be positive or negative.

The market value adjustment (positive or negative) resulting from a withdrawal of a portion of the amount in a Fixed Maturity Period will be a percentage of the market value adjustment that would be applicable upon a withdrawal of all funds from a Fixed Maturity Period. This percentage is determined by (i) dividing the amount of the withdrawal or transfer from the Fixed Maturity Period by (ii) the Market Adjusted Amount in such Fixed Maturity Period prior to the withdrawal or transfer. See Appendix I for an example.

The Rate to Maturity for new contributions to a Fixed Maturity Period is the rate we have in effect for this purpose even if new allocations to that Fixed Maturity Period would not be accepted at the time. If we do not have a Rate to Maturity in effect for a Fixed Maturity Period to which the "current Rate to Maturity" in (1)(c) would apply, we will use the rate at the next closest Expiration Date. If we are no longer offering new Fixed Maturity Periods, the "current Rate to Maturity" will be determined in accordance with our procedures then in effect. For purposes of calculating the market value adjustment only, we reserve the right to add up to 0.50% to the current rate in (1)(c) above.

INVESTMENTS


Contributions received under the Contracts and allocated to Fixed Maturity Periods will be held in a "nonunitized" separate account established by Equitable Life under the laws of New York. The separate account provides an additional measure of assurance that full payment of amounts due under the Fixed Maturity Periods will be made. Under the New York Insurance Law, the portion of the separate account's assets equal to the reserves and other liabilities relating to the Contracts are not chargeable with liabilities arising out of any other business we may conduct. Investments purchased with amounts contributed to the Fixed Maturity Account

(and any earnings on those amounts) are our property. Any favorable investment performance on the assets held in the separate account accrues solely to our benefit. Contract Owners do not participate in the performance of the assets held in the separate account. We may, subject to applicable state law, transfer all assets allocated to the separate account to our general account. Regardless of whether assets supporting Fixed Maturity Accounts are held in a separate account or our general account, all benefits relating to the value in the Fixed Maturity Account are guaranteed by us.


We have no specific formula for establishing the Rates to Maturity for the Fixed Maturity Periods. We expect the rates to be influenced by, but not necessarily correspond to, among other things, the yields on the fixed income securities to be acquired with amounts that are allocated to the Fixed Maturity Periods at the time that the Rates to Maturity are established. Our current plans are to invest such amounts in fixed income obligations, including corporate bonds, mortgage backed and asset backed securities and government and agency issues having durations in the aggregate consistent with those of the Fixed Maturity Periods.

Although the foregoing generally describes our plans for investing the assets supporting our obligations under the fixed portion of the Contracts, we are not obligated to invest those assets according to any particular plan except as may be required by state insurance laws nor will the Rates to Maturity we establish be determined by the performance of the nonunitized separate account. Interests held in the nonunitized separate account are registered under the 1933 Act. See "Part 4: The Guaranteed Interest Account" for a discussion of our general account.

PART 6: PROVISIONS OF THE EQUI-VEST CONTRACTS

THE EQUI-VEST CONTRACT SERIES

EQUI-VEST is designed as a funding vehicle for either personal or employer-sponsored retirement programs. EQUI-VEST may be offered either as an individual Contract or as a group Contract with individual Certificates. The difference is primarily one of state requirements; the basic provisions are the same regardless of group or individual Contract form. Your Contract or Certificate will indicate what form you have. Certain provisions of your Conract may differ depending on the type of program purchased and the state or date of issue. (See Part 1: "Summary" for a description of the types of programs offered.) In this prospectus, we use a "series" number when necessary to differentiate among Contracts. Currently, there are four series of EQUI- VEST Contracts. You can identify the EQUI-VEST series you have by referring to your confirmation notice, or you may contact your agent or call our toll free number. In general, the series designations are:



 TSA, SEP, EDC, Annuitant Owned HR-10 and      Series 100
 Trusteed Contracts Issued Before August
 17, 1995. IRA, QP IRA and NQ Contracts
 Issued before January 3, 1994.
 --------------------------------------        ---------------
 TSA, EDC, Annuitant Owned HR-10 and Trusteed  Series 200
 Contracts issued on or after August 17,
 1995. SEP Contracts issued on or after
 August 17, 1995 and before November 1, 1995.
 A Series 200 SEP Contract will be issued in
 a state where the Series 300 Contract has
 not been approved.
 --------------------------------------        ---------------
 IRA, QP IRA and NQ Contracts issued on or     Series 300
 after January 3, 1994 and before the date
 Series 400 Contracts became available in
 a state; and SEP Contracts issued on or
 after November 1, 1995 in states which have
 approved the Series 300 Contract.
 --------------------------------------        ---------------
 IRA, QP IRA and NQ Contracts issued on or     Series 400
 after July 10, 1995 in states where approved.
 --------------------------------------        ---------------

The provisions of your Contract may be restricted by any plan or agreement relating to it or by applicable laws or regulations.

SELECTING INVESTMENT OPTIONS

You can choose one of the following two methods for selecting Investment
Options:

o Maximum Fund Choice, allowing you to allocate contributions to any Investment Fund, the Guaranteed Interest Account and the Fixed Maturity Periods; however, this election will result in restrictions in the amount you can transfer out of the Guaranteed Interest Account; or

o Maximum Transfer Flexibility, allowing you to allocate contributions only to the Balanced, Growth & Income, Equity Index, Common Stock, Global, International, Aggressive Stock and Growth Investors Funds and the Guaranteed Interest Account; and no transfer restrictions apply.

Once this selection is made, you may allocate contributions to, or transfer among, only the Investment Options that you have chosen. After your Contract is issued, you may request in writing to add any remaining Funds or eliminate Funds that result in transfer restrictions, but we have the right to deny the request. See "Transfers" elsewhere in this Section.


The Guaranteed Interest Account is always available as an Investment Option. Subject to state regulatory approval, the Fixed Maturity Periods is available to Owners of Series 400 Contracts. If you want to invest in the Fixed Maturity Periods, you must select Maximum Fund Choice.


For Original Contracts, only the Guaranteed Interest Account and the Money Market, Balanced, Common Stock and Aggressive Stock Funds are available. In most cases, you may request to add additional Funds to your Original Contract, although we have the right to deny such requests. See "Transfers" elsewhere in this Section for the transfer restrictions applicable to Original Contracts.

CONTRIBUTIONS UNDER THE CONTRACTS

Generally, contributions may be made at any time: in single sum amounts, on a regular basis or as your financial situation permits. For some types of retirement plans, contributions must be made by the employer.

Contributions are credited as of the Transaction Date, providing they are accompanied with complete information. All contributions made by check must be drawn on a bank in the U.S., in U.S. dollars and made payable to Equitable Life. All checks are accepted subject to collection.

Minimum amounts that may be contributed are as follows:

o     IRA
  --Series 100 and 200--$20
  --Series 300 and 400--$50

o     QP IRA
  --Series 100 and 200--$1,000
  --Series 300 and 400--$2,500

o     NQ
                       --$1,000 (initial); $50
                         (initial for payroll
                         deduction)
                       --$50 (ongoing)

o     All others
                       --$20

We reserve the right to change minimum and maximum contribution amounts upon 90 days prior written notice.

Special Limits


NQ: Subsequent contributions to Series 100 NQ Contracts will be restricted for Annuitants age 59 and older in states where individual Contracts are issued. Subsequent contributions to Series 300 and 400 NQ Contracts may not generally be accepted for Annuitants age 80 and older.

TSA: In certain cases, provided the total annual contribution to the EQUI-VEST TSA will be at least $200 annually, we may accept contributions of less than $20. Currently we do not accept contributions via direct TSA to TSA transfers under Rev. Rul. 90-24 where any such funds were invested in a custodial account under Code Section 403(b)(7) and are still subject to the restrictions thereof.

IRA: Contributions to IRA Contracts may be subject to maximums, as discussed below and in "Part 10: Federal Tax & ERISA Matters." Subsequent contributions may be "regular" IRA contributions, "rollover" contributions or "direct transfers." A $2,000 annual limit applies to regular contributions, but not to rollovers or direct transfers.

"Regular" IRA contributions may no longer be made for the taxable year in which you attain 70 1/2 and thereafter. Rollover and direct transfer contributions may be made after you attain age 70 1/2 . However, any amount contributed must be net of your required minimum distibution for the year in which the rollover or direct transfer contribution is made.


Contributions to the Investment Funds and the Guaranteed Interest Account


We allocate contributions to the Investment Funds and the Guaranteed Interest Account on the Transaction Date according to your allocation percentages. Allocation percentages can be changed at any time by writing to our Processing Office or by using TOPS. The change will be effective on the Transaction Date and will remain in effect for future contributions unless another change is requested.

A contribution allocated to an Investment Fund purchases Accumulation Units in that Investment Fund. The number of Accumulation Units purchased equals the dollar amount of the contribution divided by the Accumulation Unit Value for that Investment Fund computed for the Transaction Date on which we receive the contribution at our Processing Office. The number of Accumulation Units purchased will not vary because of any later change in the Accumulation Unit Value. A description of the computation of the Accumulation Unit Value is found in the SAI.


Contributions allocated to the Guaranteed Interest Account become part of our general account on the Transaction Date and begin to accrue interest at the guaranteed interest rate then in effect.

Contributions to the Fixed Maturity Account (Series 400 Contracts only)

You must provide specific instructions for contributions to the Fixed Maturity Account. Contributions (or transfers) to a Fixed Maturity Period will have the Rate to Maturity for the specified Period offered on the Transaction Date. Contributions may be made to one or more Fixed Maturity Periods; however, you may not make more than one contribution (or transfer) to any one Fixed Maturity Period. In no event may contributions be made to Fixed Maturity Periods with maturities beyond the date on which annuity payments are to commence under your Contract. See "Distribution Options" elsewhere in this Section.




Automatic Investment Program

Our Automatic Investment Program (AIP) provides for a specified amount to be automatically deducted from a bank checking account, bank money market account or credit union checking account and to be contributed into an NQ or IRA Contract on a monthly basis. AIP contributions may be made to any Investment Option available under your Contract except the Fixed Maturity Periods. You may elect AIP by properly completing the appropriate form, which is available from your Equitable Life Agent, and returning it to our Processing Office. You elect which day of the month (other than the 29th, 30th or 31st) you wish to have your bank account debited. That date, or the next Business Day if that day is a non-Business Day, will be the Transaction Date. AIP is not available to QP IRA Contract Owners.

You may cancel AIP at any time by notifying our Processing Office in writing. Equitable Life is not responsible for any debits made to your account prior to the time written notice of revocation is received at our Processing Office.

ANNUITY ACCOUNT VALUE


Your Annuity Account Value for an EQUI-VEST Contract is the sum of your amounts in the Investment Options, plus the amount in any loan reserve account, including accrued interest. These amounts are defined below and include your value in the Investment Funds, your value in the Guaranteed Interest Account and your value in the Fixed Maturity Account. The loan reserve account, applicable only to certain TSA and Corporate Trusteed Contracts, is described in the SAI.


Value in the Investment Funds

Your value in an Investment Fund on any Business Day under your Contract is equal to the number of your Accumulation Units in that Investment Fund times the Accumulation Unit Value for that Fund for that date. Your number of Accumulation Units in an Investment Fund at any time is equal to the sum of Accumulation Units purchased by your contributions and transfers less any Accumulation Units redeemed for withdrawals, transfers or deductions for applicable charges.

The number of Accumulation Units you purchase or sell in any Investment Fund is equal to the dollar amount of your transaction divided by the Accumulation Unit Value for the Investment Fund on the Transaction Date. The number of Accumulation Units you own will not vary because of any later change in the Accumulation Unit Value. However, the Accumulation Unit Value varies with the investment performance of the Fund, which in turn reflects the investment income and realized and unrealized capital gains and losses of the corresponding Portfolio, as well as Trust fees and expenses. The Accumulation Unit Value is also stated after deduction of the Separate Account asset charges relating to the Contracts. A description of the computation of the Accumulation Unit Values is found in the SAI.

Accumulation Unit Values


The following tables show the Accumulation Unit Values, as of the last Business Day for the periods shown, commencing with the initial offering of each Fund under the Contracts indicated below.

 EQUI-VEST: SERIES 100 AND 200*



     LAST               INTERMEDIATE
   BUSINESS     MONEY    GOVERNMENT   QUALITY   HIGH   GROWTH &  EQUITY
    DAY OF      MARKET   SECURITIES    BOND    YIELD    INCOME    INDEX
-------------  ------  ------------  -------  ------  --------  -------
December 1986   $18.22 --            --       --      --        --
December 1987    19.18 --            --       --      --        --
December 1988    20.32 --            --       --      --        --
December 1989    21.89 --            --       --      --        --
December 1990    23.38 --            --       --      --        --
December 1991    24.48 --            --       --      --        --
December 1992    25.01 --            --       --      --        --
December 1993    25.41 --            --       --      --        --
December 1994    26.08 $98.19        $93.87   $95.88  $98.86   $100.95
December 1995    27.22 109.80        108.38   113.44  121.02    135.94
March 1996
* Series 200 Contracts were initially offered on August 17, 1995






                    (RESTUBBED TABLE CONTINUED FROM ABOVE)


     LAST
   BUSINESS     COMMON            INTER-   AGGRESSIVE  CONSERVATIVE             GROWTH
    DAY OF      STOCK   GLOBAL   NATIONAL    STOCK      INVESTORS    BALANCED  INVESTORS
-------------  ------  -------  --------  ----------  ------------  --------  ---------
December 1986  $ 52.10  --       --           $18.33   --              $14.69  --
December 1987    55.30  --       --            18.15   --               13.95  --
December 1988    67.22  --       --            18.09   --               15.80  --
December 1989    83.40  --       --            25.86   --               19.69  --
December 1990    75.67  --       --            27.36   --               19.40  --
December 1991   102.76  --       --            50.51   --               27.17  --
December 1992   104.63  --       --            48.30   --               26.04  --
December 1993   128.80  --       --            55.68   --               28.85  --
December 1994   124.32 $104.12   --            52.88   $95.10           26.18  $96.31
December 1995   162.42  122.06   $104.15       68.73   112.97           30.92  120.08
March 1996
* Series 200 Contracts were initially offered on August 17, 1995

EQUI-VEST: SERIES 300 AND 400*


     LAST                INTERMEDIATE
   BUSINESS      MONEY    GOVERNMENT   QUALITY   HIGH    GROWTH    EQUITY
    DAY OF      MARKET      SERIES      BOND    YIELD    &INCOME    INDEX
-------------  -------  ------------  -------  ------  ---------  -------
December 1994   $102.61    $ 98.19     $ 93.87 $ 95.88   $ 98.86   $100.95
December 1995    107.04     109.80      108.38  113.44    121.02    135.94
March 1996
* Series 400 Contracts were initially offered on July 10, 1995


                    (RESTUBBED TABLE CONTINUED FROM ABOVE)


     LAST
   BUSINESS     COMMON             INTER-   AGGRESSIVE  CONSERVATIVE             GROWTH
    DAY OF       STOCK   GLOBAL   NATIONAL    STOCK      INVESTORS    BALANCED  INVESTORS
-------------  -------  -------  --------  ----------  ------------  --------  ---------
December 1994   $ 97.03  $104.12       --    $ 95.45      $ 95.10     $ 91.64    $ 96.31
December 1995    126.78   122.06   104.15     123.95       112.97      108.26     120.08
March 1996
* Series 400 Contracts were initially offered on July 10, 1995


Value in the Guaranteed Interest Account


Your value in the Guaranteed Interest Account on any Business Day is equal to contributions and transfers made to the Guaranteed Interest Account plus interest, less withdrawals, transfers and deductions for applicable charges.


Value in the Fixed Maturity Account

Your value in each Fixed Maturity Period on any Business Day is your Market Adjusted Amount in that Period. See "Part 5: The Fixed Maturity Account."

TRANSFERS

You may transfer all or portions of your Annuity Account Value among the Investment Options you have chosen at any time, subject to the restrictions stated below. The amount transferred must be at least $300 or, if less, the entire amount in the Investment Option.

o If you have selected to make only the Balanced, Growth & Income, Equity Index, Common Stock, Global, International, Aggressive Stock and Growth Investors Funds and the Guaranteed Interest Account available (Maximum Transfer Flexibility), no transfer restrictions will apply among these Funds and the Guaranteed Interest Account.


o If you have selected to make all Investment Options available (Maximum Fund Choice), then the maximum amount which you may transfer in any Contract Year from the Guaranteed Interest Account to any other Investment Option is the greater of (a) 25% of the amount you had in the Guaranteed Interest Account on the last day of the prior Contract Year or (b) the total of all amounts you transferred from the Guaranteed Interest Account to any other Investment Option in the prior Contract Year.


o Transfers out of a Fixed Maturity Period other than at the Expiration Date will result in a market value adjustment. See "Part 5: The Fixed Maturity Account."

o Transfers may not be made to Fixed Maturity Periods to which you have already made a contribution or transfer.

If you transfer money to the Guaranteed Interest Account from another financial institution during your first Contract Year, and if you have selected Maximum Fund Choice, you will be permitted, during the balance of that Contract Year, to transfer up to 25% of such initial Guaranteed Interest Account balance to any other Investment Option.

However, for Original Contract Owners, including Original Contract Owners who elect to amend their Contract by selecting Maximum Transfer Flexibility, the Money Market Fund is always available but we do not permit transfers into that Fund from any other Investment Option. No other transfer limitations apply to Original Contracts.

Upon 90 days advance notice, we have the right to change or establish additional restrictions on transfers among the Investment Options.




A transfer request will be effective on the Transaction Date. Transfers in or out of the Investment Funds will be at the Accumulation Unit Value next computed after the Transaction Date. Transfers out of the Fixed Maturity Periods will be at the Market Adjusted Amount on that Transaction Date. Transfers into the Fixed Maturity Periods will be at the Rate to Maturity on that Transaction Date. A transfer request does not change your percentages for allocating current or future contributions among the Investment Options. All transfers among the Investment Options will be confirmed in writing.

Written transfer requests should be sent directly to the Processing Office. Your signed request for a transfer should specify your Contract number, the amounts to be transferred and the Investment Options to and from which the amounts are to be transferred. You can use our TOPS service to make transfers among any Investment Options other than the Fixed Maturity Periods. Please contact your Equitable Life Agent or the Processing Office to receive the form necessary to obtain a special code number required for TOPS.

AUTOMATIC TRANSFER OPTIONS
(INVESTMENT SIMPLIFIER)

We offer two automatic options for transferring amounts from the Guaranteed Interest Account to the Investment Funds: the Fixed-Dollar and the Interest Sweep. You may select either, but not both, of these options.

o     Fixed Dollar Option

  Under the Fixed-Dollar Option you may elect to have a fixed dollar amount transferred out of the Guaranteed Interest Account and into the Investment Funds of your choosing (unless transfers to the Money Market Fund are prohibited) on a monthly basis. You can either specify the number of monthly transfers or instruct us to continue to make monthly transfers until amounts in the Guaranteed Interest Account are depleted. In order to elect this option you must have a minimum amount of $5,000 in the Guaranteed Interest Account on the date we receive your election form at our Processing Office and you must elect to transfer at least $50 per month. The Fixed-Dollar Option is subject to the Guaranteed Interest Account transfer limitation described in "Transfers" in this Section.

  The Fixed-Dollar Option relies upon the principles of dollar cost averaging. Dollar cost averaging is an investment strategy whereby equal dollar amounts are invested at regular intervals. By allocating fixed amounts on a regularly scheduled basis--as opposed to allocating the total amount at one particular time--an investor may be less susceptible to the impact of market fluctuations. Although dollar cost averaging is designed to lessen the impact of market fluctuations, it does not assure a profit nor protect against loss in a declining market.


o     Interest Sweep

  Under the Interest Sweep Option, the amount transferred each month will equal the amount of interest that has been credited to amounts you have in the Guaranteed Interest Account from the last Business Day of the prior month to the last Business Day of the current month. To be eligible for this option you must have at least $7,500 in the Guaranteed Interest Account on the date we receive your election and on the last Business Day of each month thereafter.

  You may elect either option by completing an election form and sending it to our Processing Office. You can obtain a form from your Equitable Life Agent. For the Fixed Dollar Option, the first monthly transfer will occur on the last Business Day of the month in which we receive your election form at our Processing Office. For the Interest Sweep, the first monthly transfer will occur on the last Business Day of the month following the month in which we receive your election form at our Processing Office.


Termination of Automatic Options

  Automatic transfer options will terminate:

   --Under the Fixed-Dollar Option, when either the number of designated monthly transfers have been completed or the amount you have in the Guaranteed Interest Account has been depleted, as applicable; or

   --Under the Interest Sweep, when the amount you have in the Guaranteed --
     Interest Account falls below $7,500 (determined on the first Business Day of the month) for two consecutive months; or

   --Under either option, on the date we receive your written request to -- terminate automatic transfers at our Processing Office or on the date your Contract terminates.


LOANS (FOR TSA AND CORPORATE
TRUSTEED ONLY)

Availability of Loans

Unless restricted by the employer's plan, loans are permitted against the Annuity Account Value of certain TSA and Corporate Trusteed Contracts only. Loans under a Corporate Trusteed Contract, however, may not be available in all states. Loans under TSA and Corporate Trusteed Contracts are restricted by the rules of the Code. In addition, ERISA rules may apply to loans under Corporate Trusteed Contracts and, when offered in the future, loans under individual TSA contracts where the TSA plan is subject to Title I of ERISA.

Loans are not available under University TSA Contracts and under any TSA when the required mini-mum distribution option has been elected. Also, loans are currently not available under individual TSA Contracts where the TSA plan is subject to Title I of ERISA; however, we expect to offer these loans beginning on or after July 1, 1996 (approximately).

The EQUI-VEST program permits only one loan at any one time. Before a loan can be made under either a Corporate Trusteed or TSA Contract, a properly completed loan agreement and application must be signed. Participants should read the terms and conditions contained in these documents carefully and consult with a tax advisor before taking out a loan. A loan application form can be obtained from your Equitable Life Agent, by writing to our Processing Office or by calling our toll-free number. In the case of Corporate Trusteed and certain TSA Contracts, the written consent of the Participant's spouse will be required before a loan can be made. More details of the loan provisions are stated in the Contract and on the loan agreement and application form.

A loan will not be treated as a taxable distribution when made to the extent that it conforms to Code limits. If the loan fails to qualify under Code limits, or if interest and principal is not repaid when due, or in some instances if service with the employer terminates, the amount borrowed and not yet repaid may be treated as a taxable distribution.

The amount and terms of loans under TSA and Corporate Trusteed Contracts are discussed in Part 4, "Additional Loan Provisions," in the SAI. The tax consequences of failure to repay a loan are substantial and are discussed in
Part 10, "Federal Tax and ERISA Matters" and in Part 4 of the SAI.


ASSIGNMENT AND FUNDING CHANGES


Generally, the Contract Owner may not assign a Contract for any purpose; however, an NQ Contract may be assigned for any purpose other than as security for a loan. In addition, a trustee owner of a Trusteed Contract can transfer ownership to the Annuitant. We will not be bound by an assignment unless it is in writing and we have received it at the Processing Office. In some cases, an assignment may have adverse tax consequences. See "Part 10:
Federal Tax and ERISA Matters."

An employer or trustee can change the funding vehicle for an EDC or Trusteed Contract, respectively. You can change the funding vehicle for an NQ, TSA, IRA or SEP Contract.


You may be able to move amounts you have invested with another carrier to your EQUI-VEST Contract. To make such a change, funds must be remitted via wire or check. Therefore, any assets accumulated under an existing program will have to be liquidated. For example, existing insurance policies and annuity Contracts funding a qualified plan must be converted into cash.

PARTIAL WITHDRAWALS AND
TERMINATION


You may withdraw funds from or terminate your Contract at any time before the Contract annuitizes and while the Annuitant is alive. Subject to Code restrictions you may withdraw funds from your Contract in any amount of at least $300 but the Annuity Account Value should be at least $500 after the withdrawal is made. Unless you specify otherwise, withdrawals will be taken on a pro rata basis from the Investment Funds and the Guaranteed Interest Account. We will make withdrawals from the Fixed Maturity Periods as you direct. Partial withdrawals or terminations may result in a contingent withdrawal charge, explained fully in "Part 8: Deductions and Charges." Withdrawals may also be taxable and subject to tax penalty, generally when the withdrawal is taken prior to age 59 1/2 . In some cases, withdrawals or termination may be prohibited or limited by the terms of your retirement plan. We may be required to withhold income taxes from the amount withdrawn. See "Part 10: Federal Tax and ERISA Matters." Partial withdrawals or terminations of amounts held in the Fixed Maturity Periods prior to an Expiration Date will result in a market value adjustment. See "Market Value Adjustment for Transfers, Withdrawals or Termination Prior to the Expiration Date" in Part 5.

To make a withdrawal or termination, you should complete a Request for Disbursement form which leads you through the withdrawal process, step by step. This form is available from your Agent or from our Processing Office. In order to process your request, we may require additional information, depending on the provisions of your Contract or retirement plan. If we have received the information we require, the requested partial withdrawal or termination will become effective on the Transaction Date and proceeds will be mailed within seven days thereafter. If we receive only partially completed information, we will return the request to you for completion prior to processing.


We may terminate your Contract and pay your Annuity Account Value, less any outstanding loan

(and accrued interest) (1) if no contributions are made for three Contract Years and the Annuity Account Value is less than $500, or (2) if you request a partial withdrawal that would result in the Annuity Account Value falling below $500. We may also terminate your Contract if no contributions are made within 120 days from the Contract Date. For group certificates, we may terminate your certificate if no contributions are made within 120 days from the issue date.

The amount of any outstanding loan balance plus any applicable contingent withdrawal charge on the loan balance will be deducted from the proceeds paid upon termination.

For participants in a Texas Optional Retirement Program, Texas law permits withdrawals only after one of the following distributable events occur: attainment of age 70 1/2 , death, retirement, or termination of employment in all Texas public institutions of higher education. To make a withdrawal, a properly completed written acknowledgment must be received from the employer. If a distributable event occurs prior to your being vested, any amounts provided by an employer's first-year matching contribution will be refunded to the employer. We reserve the right to change these provisions without your consent, but only to the extent necessary to maintain compliance with applicable law.

THIRD PARTY TRANSFERS OR EXCHANGES


You may request that your Contract be exchanged for another contract or certificate of the same type issued by another carrier at any time by completing the 1035 Exchange/Transfer/Rollover of Assets to Another Carrier form. This form contains specific delivery instructions and is available from your Agent.

A contingent withdrawal charge and third party transfer charge, if applicable, may be imposed on your Annuity Account Value prior to the transfer or exchange. Any higher investment return which you anticipate as a result of this transfer or exchange may be outweighed by the cost of these charges, if applicable. See "Part 8: Deductions and Charges." Consult your tax or legal advisor before making any such transfers or exchanges.


REQUIREMENTS FOR DISTRIBUTIONS


Payouts may be subject to applicable withdrawal charges. See "Part 8:
Deductions and Charges." Distributions may also be taxable and subject to tax penalties. See "Part 10: Federal Tax and ERISA Matters." Amounts in the Fixed Maturity Periods that are applied to a distribution option prior to an Expiration Date will result in a market value adjustment. See "Market Value Adjustment for Transfers, Withdrawals or Termination Prior to the Expiration Date" in Part 5.

IRA, EDC, Annuitant-Owned HR-10, SEP, TSA and Trusteed Contracts are subject to the Code's minimum distribution requirements for qualified plans. Generally, distributions from these Contracts must commence by April 1 of the calendar year following the calendar year in which you attain age 70 1/2 . Subsequent distributions must be made by December 31st of each calendar year. If the required minimum distribution is not made, a penalty tax in an amount equal to 50% of the difference between the amount required to be withdrawn and the amount actually withdrawn may apply. See "Part 10: Federal Tax and ERISA Matters" for a discussion of various special rules concerning the minimum distribution requirements.


In addition, distributions from a qualified plan, including our prototype plans through which Annuitant-Owned HR-10 Contracts are issued, may be subject to the provisions of the plan document.

DISTRIBUTION OPTIONS


The Contract is an annuity contract, even though you may elect to receive your benefits in a non- annuity form. In addition to a lump sum distribution option, two other types of distribution options are available: income annuity and flexible payment distribution options.

An annuity form of distribution option or "annuitization" pays out contributions and earnings under the Contract in installments over a specified period or over the Annuitant's life. Annuitization payments, if selected, are calculated as of the annuitization date chosen, which is on file with our Processing Office. You can change this date by writing to our Processing Office any time before the date, subject to certain restrictions as described in the Contract.

Except for EDC, Trusteed and NQ Contracts, the Contract Owner is always the Annuitant. In an EDC or Trusteed Contract, the Annuitant is generally the covered employee. For EDC Contracts, the employer is the Contract Owner and, for Trusteed Contracts, the Owner is the trustee. For NQ Contracts, Contract Owners may name an Annuitant other than themselves if they wish.

For IRA retirement benefits subject to minimum distribution requirements, we will send a form outlining the distribution options available before you reach age 70 1/2 (if you have not annuitized before that time).

INCOME ANNUITY DISTRIBUTION OPTIONS:

o LIFE ANNUITY: An annuity which guarantees payments for the rest of the Annuitant's life. Payments end with the last monthly payment before the Annuitant's death. Because there is no death benefit associated with this annuity form, it provides the highest monthly payment of any of the life annuity distribution options. This is the normal form of annuity payment for Annuitants under IRA Contracts who do not have a spouse at their retirement date, and for SEP, Trusteed, TSA, Annuitant-Owned HR-10 and EDC (other than governmental EDC plans in New York) Contracts.

o LIFE ANNUITY-PERIOD CERTAIN: This annuity form guarantees payments for the rest of the Annuitant's life. In addition, if the Annuitant dies before the end of a selected period of time (the "certain period"), payments will continue to the beneficiary for the balance of the certain period. The certain period cannot exceed life expectancy (or joint life expectancy for qualified retirement plans). A life annuity with a certain period of 10 years is the normal form of annuity under NQ Contracts.

o LIFE ANNUITY-REFUND CERTAIN: This annuity form guarantees payments for the rest of the Annuitant's life. In addition, if the Annuitant dies before the amount applied to purchase this annuity option has been recovered, payments will continue to the beneficiary until that amount has been recovered. This annuity option is available only as a fixed annuity.

o PERIOD CERTAIN ANNUITY: This annuity form guarantees payments for a specific period of time, usually 5, 10, 15 or 20 years, and does not involve life contingencies. It does not permit any prepayment of the unpaid principal, so you could not elect to receive part of the payments as a single sum payment with the rest paid in monthly annuity payments. This is the normal form of annuity for Annuitants in governmental EDC plans in New York. Currently, this annuity option is available only as a fixed annuity.

o JOINT AND SURVIVOR LIFE ANNUITY: This annuity form guarantees payments for the rest of the Annuitant's life and, after his or her death, continuation of payments to the survivor. Generally, unless the Annuitant elects otherwise with the written consent of the spouse, this will be the normal form of annuity payment under qualified plans and certain TSAs for married Annuitants.

All of the life annuity distribution options outlined above (with the exception of Joint and Survivor Life Annuity) are available as either Single or Joint life annuities. Life annuity distribution options are not available for Annuitants in governmental EDC plans in New York. Variable benefits are also not allowed for governmental EDC plans in New York.

We offer the annuity distribution options outlined above in both fixed and variable form, unless otherwise indicated. Fixed annuity payments, funded through our general account, do not change and will be based on the tables of guaranteed annuity payments in your Contract or on our then current annuity rates, whichever is more favorable for the Annuitant. For all Annuitants, the normal form of annuity provides for fixed payments. Variable payments will be funded through your choice of the 13 Investment Funds of the Hudson River Trust through the purchase of annuity units. The amount of each variable annuity payment may fluctuate, depending upon the performance of the Investment Fund. See "Annuity Unit Values" in the SAI.

We may offer other forms not outlined here. Your Equitable Life Agent can provide details.

For each annuity distribution option, we will issue a separate written agreement putting the option into effect. Before we pay any annuity benefit, we require the return of the Contract. If your Contract is lost, you must provide us with a written statement to this effect.

If, at the time you elect an annuity distribution option, the Annuity Account Value is less than $2,000 or the initial payment under the option elected is less than $20, we reserve the right to pay the Annuity Account Value in a single sum rather than as payments under the annuity form chosen.

The size of the payments will depend on the form of annuity (fixed or variable), the amount applied to purchase the annuity, the type of annuity chosen and, in the case of a life annuity distribution option, the Annuitant's age (or the Annuitant's and joint annuitant's ages) and in certain instances, the sex of the Annuitant(s). Once an annuity distribution option is chosen and payments have commenced, no change can be made, other than transfers (if permitted in the future) among the investment funds if a variable annuity is selected.

A $200 administrative charge currently applies if an income annuity distribution option is chosen before five Contract Years have been completed. This charge does not apply when our guaranteed rates are used to calculate benefits. Beneficiaries do not pay this charge.


FLEXIBLE PAYMENT DISTRIBUTION OPTIONS:

o     PARTIAL WITHDRAWALS: See "Partial Withdrawals and Termination" above.


O SYSTEMATIC WITHDRAWAL: You may elect either at the time of Contract issue or any time thereafter to have an amount periodically withdrawn from your Contract. (Currently not available for EDC, Trusteed, and HR-10 Annuitant-Owned Contracts.) A check for the amount withdrawn will be made payable to you and mailed to your address. You determine on which day of the month (1st through 28th) you wish to have the Systematic Withdrawal occur. A minimum Annuity Account Value in the Investment Funds and the Guaranteed Interest Account of $20,000 is required at the time this feature is elected and you may terminate it at any time.

o The amount withdrawn may be either the amount of interest earned under the Guaranteed Interest Account or a fixed dollar amount of the Annuity Account Value in the Investment Funds or in the Guaranteed Interest Account. When the interest option is elected, a minimum of $20,000 must be maintained in the Guaranteed Interest Account. No minimum Annuity Account Value is required to be maintained when the fixed dollar option is elected. Withdrawals may be scheduled monthly or quarterly, subject to minimum amount of $300. Amounts withdrawn which are in excess of the 10% Free Corridor amount are subject to the contingent withdrawal charge. See "Contingent Withdrawal Charge" in Part 8.

o REQUIRED MINIMUM DISTRIBUTIONS OPTION: We offer a payment option, which we call "Required Minimum Distributions Option," which is intended to meet the minimum distribution requirements applicable to qualified plans, IRAs, SEPs, TSAs, and EDC Contracts. See "Part 10, Federal Tax & ERISA Matters." You may elect the Required Minimum Distributions Option if the Annuitant is at least age 70 1/2 and your Contract has an Annuity Account Value in the Investment Funds and the Guaranteed Interest Account of at least $2,000. You can elect the Required Minimum Distributions Option by filing the proper election form with us. If you elect the Required Minimum Distributions Option, we will pay out of the Annuity Account Value in the Investment Funds and the Guaranteed Interest Account an amount which the Code requires to be distributed from your Contract. If such amounts are insufficient and you hold amounts in the Fixed Maturity Account, we will then pay out required amounts from the Fixed Maturity Account. In performing this calculation, we assume that the only funds subject to the Code's minimum distribution requirements are those held under your Contract. We calculate the Required Minimum Distributions Option amount based on the information you give us, the various choices you make and certain assumptions. Currently, the Required Minimum Distributions Option payments will be made annually. We are not responsible for errors that result from inaccuracies in the information you provide. The choices you can make are described in Part 6 of the SAI.

  You may elect the Required Minimum Distributions Option for each Contract you own, subject to our rules then in effect. This election is revocable except for EDC Contracts. The Required Minimum Distributions Option is not available under Contracts that have an outstanding loan. Electing this option does not restrict making partial withdrawals, or, except for EDC contracts, subsequently electing an annuity distribution option.

  The minimum check that will be sent is $300, or, if less, your Annuity Account Value. If, after the deduction of the amount of the minimum distribution, the total Annuity Account Value is less than $500, we may terminate the Contract and pay the Cash Value. See "Partial Withdrawals and Termination" above.

  Any applicable withdrawal charges will be deducted in addition to the amount distributed under the Required Minimum Distributions Option. Withdrawal charges will be deducted on a pro rata basis from the Investment Funds and the Guaranteed Interest Account or, if there is an insufficient amount in these Options, on a pro rata basis from the Fixed Maturity Periods. See "Contingent Withdrawal Charge" in Part 8.


  If you have a TSA that was purchased before December 31, 1986 and transferred to EQUI-

  VEST, the amount of your pre-1987 account balance is not subject to the minimum distribution rules at age 70 1/2.


o DEPOSIT OPTION: This distribution option is for NQ Contracts only. Proceeds from your NQ Contract can be deposited for a period selected (including one for as long as the Annuitant lives), and will be credited with a guaranteed rate of interest for that period.

GUARANTEED DEATH BENEFIT

When the Annuitant Dies

Generally, upon receipt of due proof of the Annuitant's death, we will pay a death benefit to the beneficiary named in your Contract. You designate the beneficiary on the application. You may change your beneficiary by writing to our Processing Office. The change is effective on the date the written submission was signed. A beneficiary change request must be received by the Processing Office before the submission of a death claim.

In general, the death benefit is equal to the greater of: (i) the Annuity Account Value (less any outstanding loan and accrued interest, if any) and
(ii) the "minimum death benefit." The minimum death benefit will not be less than all contributions made (less any applicable taxes and any outstanding loan and accrued interest, if any) adjusted for total withdrawals. We will pay the death benefit to the beneficiary in the form of an annuity distribution option if you have chosen such form under your Contract. If no annuity option is in effect at the Annuitant's death, the beneficiary will receive the death benefit in a lump sum. However, subject to certain exceptions in the Contract, our rules then in effect and any other applicable legal requirements, the beneficiary may elect to: (a) apply the death benefit to an annuity distribution option we offer, (b) apply the death benefit to provide any other form of distribution option we offer, (c) elect any combination of forms of distribution option, or (d) in certain circumstances, continue the Contract.

For Series 300 and 400 Contracts only, if the Annuitant is also the Contract Owner and the Owner/ Annuitant elects his or her spouse to be the sole primary beneficiary and to be the Successor Annuitant and Contract Owner, then the surviving spouse automatically becomes both the successor Contract Owner and Annuitant, and no death benefit is payable until the surviving spouse's death.

When the Contract Owner Dies Before the Annuitant (NQ Contracts Only)

For all NQ Contracts, when the Contract Owner is not the Annuitant and the Contract Owner dies before any annuity distribution payments have begun, the beneficiary named to receive the death benefit upon the Annuitant's death will automatically succeed as Contract Owner. For Series 300 and 400 Contracts only, you have the right to designate a Successor Owner either on the application form or in a written request sent to our Processing Office. The Code requires that the original Contract Owner's entire interest in the Contract be completely distributed to the named beneficiary by the fifth anniversary of such Owner's death (unless an annuity distribution option is elected and payments begin within one year after the Contract Owner's death and are made over the beneficiary's life or over a period not exceeding the beneficiary's life expectancy). If an annuity distribution option has not been elected, as described above, we will pay any remaining Annuity Account Value (less any applicable contingent withdrawal charge) on the fifth anniversary of the Contract Owner's death. If the named beneficiary is the Contract Owner's surviving spouse, no distributions are required as long as both the surviving spouse and the Annuitant are living.

YOUR BENEFICIARY


You designate the beneficiary for the death benefit under the Contract on the application. You may change your beneficiary by writing to our Processing Office. The change is effective on the Transaction Date. The employer must be the beneficiary under EDC plans and the trustee must be the beneficiary under most Trusteed plans.


The death benefit available to the beneficiary is determined as of the Business Day due proof of death is received at our Processing Office. On that Business Day, the Annuity Account Value is deducted from the Investment Options and earns voluntary interest at an interest rate not less than the rate required by law. If you have transferred the value of another Equitable Life annuity contract to your EQUI-VEST Contract, the value of that contract's minimum death benefit calculated as of the time of transfer will be included in total contributions for purposes of calculating the minimum death benefit.

If no benefit option is in effect at the Annuitant's death, the beneficiary can select a lump sum option or one of the forms of annuity benefit. Under certain circumstances the beneficiary may elect to continue the Contract. In some cases, this may result in a deemed taxable distribution. Any option selected must provide for distribution of the Annuity Account Value within the period of time permitted by the Code. For EDC Contracts, benefits must be distributed within a period not to exceed 15 years (or within the period of the life expectancy of the surviving spouse if the spouse is the designated beneficiary). See "Part 10: Federal Tax and ERISA Matters."


If a lump sum is selected, it is generally paid through the Equitable Life Access Account(Trademark), an interest bearing checking account. A beneficiary has immediate access to the proceeds by writing a check on the account. We pay interest from the date the lump sum is deposited into the Access Account until the date the Access Account is closed.

PROCEEDS


Application of proceeds from the Investment Funds to a variable annuity, payment of a death benefit from the Investment Funds and payment of any portion of the Annuity Account Value in the Investment Funds (less any applicable withdrawal charge) will be made within seven days after the Transaction Date. Payments or applications of proceeds from the Investment Funds can be deferred for any period during which (1) the New York Stock Exchange is closed or trading on it is restricted, (2) sales of securities or determination of the fair value of an Investment Fund's assets is not reasonably practicable because of an emergency, or (3) the SEC, by order, permits us to defer payment in order to protect persons with interests in the Investment Funds. We can defer payment of any portion of the Annuity Account Value in the Guaranteed Interest Account and in the Fixed Maturity Account for up to six months while you are living.

                 PART 7: PROVISIONS OF THE MOMENTUM CONTRACT
                           AND SERVICES WE PROVIDE

UNDERSTANDING THE MOMENTUM Program
(Employers and Plan Trustees)

The MOMENTUM Program offers, pursuant to the terms of either the Master Trust or the Pooled Trust, a group variable annuity contract as a funding vehicle for Employers who sponsor qualified defined contribution plans. A defined contribution plan is a retirement plan which provides for an individual account for each plan participant and for benefits based solely on the amounts contributed to such account and any income, expenses, gains and losses. A qualified defined contribution plan is a defined contribution plan that meets the requirements of Section 401(a) of the Code and applicable Treasury regulations.

The Employer or Plan Trustee, as applicable, is responsible for determining whether the MOMENTUM Contract is a suitable funding vehicle for its defined contribution plan and should, therefore, carefully read this prospectus and the MOMENTUM Contract before entering into the Contract.

As an Employer, subject to Equitable Life's underwriting requirements, you can use the MOMENTUM Program to adopt the Master Plan and Trust, in which case the Master Trust will be the sole funding vehicle for your plan. The Master Trust is funded solely by the MOMENTUM Contract.

The Master Plan and Trust consists of Internal Revenue Service approved master defined contribution plans all of which use the same basic plan document. They include:

o a standardized and nonstandardized profit sharing plan (both with an optional qualified cash or deferred arrangement pursuant to Section 401(k) of the Code); and

o     a standardized and a nonstandardized defined contribution pension plan.

An Employer may adopt one or more of these plans. The plans are all participant-directed, that is, the plan participants choose which Investment Options to use for the investment of their plan accounts. The plans are designed to meet the requirements of ERISA Section 404(c). See "Certain Rules Applicable to Plans Designed to Comply With Section 404(c) of ERISA" in Part 10.

If you, as an Employer, elect our full service plan recordkeeping option, then you must adopt our Master Plan and Trust. A description of such services may be found under "Plan Recordkeeping Services" below. More information about the Master Plan and Trust may be found in the SAI.

If you, as an Employer, want to use your own individually-designed or a prototype qualified defined contribution plan, you may adopt the Pooled Trust as a funding vehicle. The Pooled Trust is for investment only and may be used as your plan's only funding vehicle or in addition to other funding vehicles. The same group variable annuity contract (i.e., the MOMENTUM Contract) is used under the Pooled Trust and the Master Plan and Trust. The Pooled Trust is available for qualified defined contribution plans with either participant-directed or trustee-directed investments. If you adopt the Pooled Trust you will have elected our basic plan recordkeeping option. We may offer to perform additional plan recordkeeping services for an additional charge. Such services will be provided pursuant to the terms of a written service agreement between us and the Plan Trustee.

Chase Manhattan Bank N.A. currently acts as the trustee under both the Pooled Trust and the Master Plan and Trust. The sole responsibility of Chase Manhanttan Bank N.A. is to serve as a party to the MOMENTUM Contract. It has no responsibility for the administration of the MOMENTUM Program or for any distributions or duties under the MOMENTUM Contract. In certain states the MOMENTUM Contract will only be issued directly to the Employer or Plan Trustee and, accordingly, the Master Plan and Trust and the Pooled Trust will not be available. As a consequence, Employers in those states will not be able to use our full service plan recordkeeping option.

EMPLOYER'S RESPONSIBILITIES. If you adopt the Master Plan and Trust or if we otherwise agree to provide the full service recordkeeping option pursuant to a written service agreement, you, as the Employer and plan administrator, will have certain responsibilities relating to the administration and qualification of your plan, including:

o     Sending us contributions at the proper time;

o     Determining the amount of all contributions for each Participant;

o     Maintaining all personnel records necessary for administering your plan;

o     Determining who is eligible to receive benefits;

o     Forwarding to us all the forms that employees are required to submit;

o Arranging to have all reports distributed to employees and former employees if you elect to have them sent to you;

o     Arranging to have our prospectuses distributed;

o Filing an annual information return for your plan with the Internal Revenue Service, if required;

o Providing us with the information needed for running special non-discrimination tests, if you have a 401(k) plan or if your plan accepts post-tax employee or employer matching contributions and making any corrections if you do not pass the test;

o Selecting interest rates and monitoring default procedures, if you elect to offer Participant loans in your plan; and

o Meeting the requirements of ERISA Section 404(c) if you, as Employer, intend for your plan to comply with that section.

Other responsibilities of the Employer relating to the administration and qualification of your plan are indicated in the plan recordkeeping services agreement which is required for all plans that elect the full service plan recordkeeping options.

We will give you guidance and assistance in the performance of your responsibilities. The ultimate responsibility, however, rests with you.

If you, as an Employer, use an individually-designed or a prototype plan, you already have most of these responsibilities, which generally will not be increased in any way by your adoption of the Pooled Trust.

ADOPTING THE MOMENTUM Program
(EMPLOYERS AND PLAN TRUSTEES)

In addition to other installation forms and agreements, to adopt the Master Plan and Trust, you, as the Employer, must complete a participation agreement and have it executed on behalf of your company. To adopt the Pooled Trust, a Plan Trustee must execute a Pooled Trust participation agreement. Return your completed participation agreement to the address specified on the form. You should keep copies of all completed forms for your own records. In addition, either you, as Employer, or the Plan Trustee, as applicable, must complete a contract application in order to participate in the MOMENTUM Contract.

Your Equitable Life Agent can help you complete the participation agreement and the application for the MOMENTUM Contract. We recommend that the participation agreement be reviewed by your tax or benefits advisor.

THE MOMENTUM CONTRACT

The MOMENTUM Program is funded through the MOMENTUM Contract, a combination fixed and variable group annuity contract issued by Equitable Life. The MOMENTUM Contract governs the Investment Options that are offered under the MOMENTUM Program.

Bear in mind that the provisions of your plan or applicable laws or regulations may be more restrictive than the MOMENTUM Contract. We reserve the right to amend the MOMENTUM Contract without the consent of any other person in order to comply with applicable laws and regulations. Such right includes, but is not limited to, the right to conform the MOMENTUM Contract to the Code, ERISA and applicable regulations.

SELECTING INVESTMENT OPTIONS
(EMPLOYERS AND PLAN TRUSTEES ONLY)

Subject to state regulatory approval, you, as Employer or Plan Trustee, can elect to fund your plan with any number of the Investment Options available under the Contract. This selection is made on the application. You may request to change this selection subject to our rules then in effect. If you elect to fund your plan with any one of the Intermediate Government Securities, Quality Bond, High Yield or Conservative Investors Funds, you must also select the Money Market Fund. If you select the above-listed Funds and the Guaranteed Interest Account, certain restrictions will apply to transfers out of the Guaranteed Interest Account. See "Transfers" in this Section. Lastly, you, as Employer, must elect the Guaranteed Interest Account as a funding option if you select only from among the Balanced, Growth & Income, Equity Index, Common Stock, Global, International, Aggressive Stock or Growth Investors Funds.

For Original Certificates, only the Guaranteed Interest Account and the Money Market, Balanced,

Common Stock and Aggressive Stock Funds are available and we do not permit transfers into the Money Market Fund from any of the other Investment Options.

CONTRIBUTIONS

Contributions may be made at any time and may be made only by the Employer or Plan Trustee by either wire transfer or check. Participants should not send contributions directly to Equitable Life. There is no minimum contribution.

All contributions made by check must be drawn on a bank in the U.S., in U.S. dollars and made payable to Equitable Life. All checks are subject to collection. Contributions are credited as of the Transaction Date, if they are accompanied by properly completed forms. Failure to use the proper form, or to complete the form properly, may result in a delay in crediting contributions. Employers should send all contributions to Equitable Life at the Processing Office. (See "Part 1: Summary.")

We allocate contributions to the Investment Options according to the allocation percentages on the Participant's enrollment form or as later changed. Under participant-directed plans, you, as Participant, will provide those allocation percentages. In trustee- directed plans, the Plan Trustee will provide those percentages. Employee and Employer contributions may be allocated in different percentages.

By signing the enrollment form you are providing us with instructions to allocate your contributions to the Money Market Fund (if that Fund has been selected as an available Investment Option under your Employer's plan and) if your allocation instructions on the form are incomplete (e.g., do not add up to 100%). If your instructions add up to less than 100%, only the portion of the contribution for which we do not have instructions will be allocated to the Money Market Fund. If your instructions add up to more than 100%, the entire amount of the contribution will be allocated to the Money Market Fund. We will then notify your Employer or Plan Trustee and request that corrected instructions be forwarded to us. If we do not receive corrected instructions after three notices have been sent, but in no event later than 105 days from the date a contribution is first credited to the Money Market Fund, we will return to the Employer or Plan Trustee, as applicable, all contributions for which notices had been sent, plus earnings.

If however, the Money Market Fund is not an available Investment Option under your Employer's plan, we will return the contribution to the Employer or Plan Trustee in five Business Days, if we have not received the signed form or corrected allocation instructions, unless we have obtained your permission to continue to hold the contribution.

If we receive your initial contribution before we receive your signed enrollment form, we will allocate the initial contribution to the Guaranteed Interest Account for five Business Days. If we do not receive either the signed enrollment form or your consent to hold the initial contribution pending receipt of the form by the fifth Business Day, we will return the amount of the initial contribution to your Employer or Plan Trustee, as applicable.

You, as a Participant, should review your confirmation notices carefully to determine whether your contributions have been allocated correctly. A certificate evidencing your participation under the MOMENTUM Contract will also be sent to you.

Unless restricted by your Employer's plan, allocation percentages can be changed at any time. To change your allocation instruction, you can file a change of investment allocation form with your Employer or Plan Trustee. In addition, your Employer may have opted to use our Telephone Operated Plan Support (TOPS) system to enable you to change your allocation percentages over the phone. The change will be effective on the Transaction Date and will remain in effect for future contributions unless another change is requested.

A contribution allocated to an Investment Fund purchases Accumulation Units in that Investment Fund based on the Accumulation Unit Value for that Investment Fund computed for the Transaction Date on which we receive the contribution at our Processing Office. Contributions allocated to the Guaranteed Interest Account become part of our general account and begin to accrue interest on the Transaction Date.

RETIREMENT ACCOUNT VALUE

The Retirement Account Value is the sum of the amounts that a Participant has in the Guaranteed Interest Account and the Investment Funds. See "Part 4:
Guaranteed Interest Account".

The amount you have in an Investment Fund at any time is equal to the number of Accumulation Units you have in that Investment Fund times the Accumulation Unit Value for the Investment Fund for that Transaction Date. The number of Accumulation Units in an Investment Fund at any time is equal to the sum of Accumulation Units purchased by contributions, transfers and loan repayments (including principal and interest) less the sum of Accumulation Units redeemed for withdrawals, transfers, loans or deductions for charges.

The number of Accumulation Units purchased or sold in any Investment Fund is equal to the dollar amount of the transaction divided by the Accumulation Unit Value for the Investment Fund for the applicable Transaction Date. The number of Accumulation Units will not vary because of any later change in the Accumulation Unit Value. The Accumulation Unit Value varies with the investment performance of the corresponding Portfolios of The Hudson River Trust, which in turn reflects the investment income and realized and unrealized capital gains and losses of the Portfolios, as well as The Hudson River Trust fees and expenses. The Accumulation Unit Value is also stated after deduction of the Separate Account asset charges relating to the MOMENTUM Contract. A description of the computation of the Accumulation Unit Value is found in the SAI.

Accumulation Unit Values

The following table shows the Accumulation Unit Values, as of the last Business Day for the periods shown, commencing with the initial offering of each Fund under the MOMENTUM Contract.



    Momentum            MONEY        INTERMEDIATE
   Last Business        Market         Government         Quality         High         Growth &         Equity
       Day of            Fund          Securities           Bond          Yield         Income          Index
   -------------        ------        ------------        -------        ------        --------        -------
   December 1993        $25.41              --               --             --             --             --
   December 1994         26.08           $ 98.19          $ 93.87        $ 95.88        $ 98.86        $100.95
   December 1995         27.22            109.80           108.38         113.44         121.02         135.94
   March 1996
   -------------



                    (RESTUBBED TABLE CONTINUED FROM ABOVE)



    Momentum
  Last Business     Common                                  Aggressive    Conservative                   Growth
     Day of         Stock      Global     International       Stock         Investors      Balanced    Investors
 -------------     -------    -------     -------------    ----------     ------------    --------     ---------
 December 1993     $128.80        --            --            $55.68            --          $28.85         --
 December 1994      124.32     $104.12          --             52.88         $ 95.10         26.18      $ 96.31
 December 1995      162.42      122.06    $104.15              68.73          112.97         30.92       120.08
 March 1996
 -------------




TRANSFERS

Subject to certain restrictions, the MOMENTUM Contract permits transfers of all or a portion of your Retirement Account Value among the Investment Options at any time. Your Employer's plan may, however, impose restrictions on transfers. We also offer an automatic transfer service described under "Investment Simplifier: Automatic Transfer Service" in this section. There is no charge for transfers.

Participant transfer requests can be made by filing a written request to transfer with your Employer or Plan Trustee. Transfers may also be arranged through the TOPS service. Please contact your Equitable Life Agent or the Processing Office to receive the form necessary to obtain a special code number required for TOPS transfers.

A transfer request will be effective on the Transaction Date and the transfer will be made at the Accumulation Unit Value for that Transaction Date. A transfer request does not change your percentages for allocating current or future contributions among the Investment Options. All transfers among the Investment Options will be confirmed in writing.

If your Employer elects to fund your plan with the Guaranteed Interest Account and any of the Money Market, Intermediate Government Securities, Quality Bond, High Yield, or Conservative Investors Funds, certain limitations will apply to funds transferred out of the Guaranteed Interest Account. During a Transfer Period, the maximum amount that may be transferred from the Guaranteed Interest Account to any other Fund is the greater of: (i) 25% of the amount you had in the Guaranteed Interest Account as of the last Business Day of the calendar year immediately preceding the current calendar quarter or (ii) the total of all amounts you transferred out of the Guaranteed Interest Account during the same calendar year. A TRANSFER PERIOD is the calendar quarter in which the transfer request is made and the preceding three calendar quarters. Generally, this means that new
Participants will not be able to transfer funds out of the Guaranteed Interest Account during the first calendar quarter of their participation under the Contract.

Transfers out of the Guaranteed Interest Account that were made at a time when no transfer limitation is in effect will not be counted for purposes of determining the maximum transfer amount if the transfer limitation subsequently goes into effect.

If assets have been transferred to the MOMENTUM Contract from another funding vehicle by the Em-ployer or Plan Trustee, you may for the remainder of the calendar year in which the assets have been transferred, transfer up to 25% of the amount that is initially allocated to the Guaranteed Interest Account on your behalf.

However, for Original Certificates, we do not permit transfers into the Money Market Fund from any of the other Investment Options. No other transfer limitations apply to Original Certificates.

INVESTMENT SIMPLIFIER: AUTOMATIC
TRANSFER SERVICE

Your Employer can elect to provide two automatic transfer options out of the Guaranteed Interest Account: the Fixed-Dollar Option and the Interest Sweep. Except for Original Certificates, the Fixed-Dollar Option is subject to the Guaranteed Interest Account transfer limitation described in "Transfers" in this Section.

Under the Fixed-Dollar Option you may elect to have a fixed dollar amount transferred out of the Guaranteed Interest Account and into the Investment Funds of your choosing (except Money Market for Original Certificates) on a monthly basis. You can either specify the number of monthly transfers or instruct us to continue to make monthly transfers until amounts in the Guaranteed Interest Account are depleted. In order to elect this option you must have a minimum amount of $5,000 in the Guaranteed Interest Account on the date we receive your election form and you must elect to transfer at least $50 per month.

Under the Interest Sweep Option, the amount transferred each month will equal the amount of interest that has been credited to amounts you have in the Guaranteed Interest Account from the last Business Day of the prior month to the last Business Day of the current month. To be eligible for this option you must have at least $7,500 in the Guaranteed Interest Account on the date we receive your election and on the last Business Day of each month thereafter.

You may elect either option by filing an election form with your Employer or Plan Trustee. The first monthly transfer will occur on the last Business Day of the month in which we receive your election form at our Processing Office. Automatic transfers will terminate:

o Under the Fixed-Dollar Option, when either the number of designated monthly transfers have been completed or the amount you have in the Guaranteed Interest Account has been depleted, as applicable; or

o Under the Interest Sweep, when the amount you have in the Guaranteed Interest Account falls below $7,500 (determined on the last Business Day of the month) for two consecutive months; or

o Under either option, on the date we receive your written request to terminate automatic transfers or on the date your participation under the MOMENTUM Contract terminates.

LOANS

The MOMENTUM Contract permits your Employer, or Plan Trustee, to withdraw funds from your Retirement Account Value, without incurring a contingent withdrawal charge, in order to make a loan to you under your Employer's plan. Your Employer can tell you whether loans are available under your plan.

Employers who adopt the Master Plan and Trust may choose to offer its loan feature. The availability of loans under an individually designed or prototype plan depends on the terms of the plan.

If you are a partner who owns more than 10% of the business or a shareholder-employee of an S Corporation who owns more than 5% of the business, you presently may not borrow from your vested Retirement Account Value without first obtaining a prohibited transaction exemption from the Department of Labor (DOL). Consult with your attorney or tax advisor regarding the advisability and procedures for obtaining such an exemption.

Participants should apply for a plan loan through their Employer or the Plan Trustee, as applicable. Prior to the making of any plan loan, the Employer or Plan Trustee, as applicable, and the Participant must first properly complete and sign a loan agreement and application. Employers and Plan Trustees can obtain loan application forms from their Equitable Life Agent, by writing to our Processing Office or calling our toll-free number. Before taking a plan loan, married Participants must generally obtain written spousal consent. In addition, Participants should always consult their tax advisor before taking out a plan loan.

Only one outstanding plan loan will be permitted at any time; any number of takeover loans will be permitted at any time. The minimum loan is $1,000 and the maximum is a percentage of your vested Retirement Account Value. See Part 4: Additional Loan Provisions in the SAI and Part 10: Federal Tax and ERISA Matters of the prospectus. However, you may not have both takeover loans and plan loans outstanding simultaneously.

While you have a plan loan outstanding, an amount equal to 10% of your loan balance will be restricted, and may not be withdrawn from your Retirement Account Value. Also you should refer to "Plan Loan Charges" in Part 8 for a description of charges associated with plan loans.

The interest rate applicable to your plan loan will be set by your Employer or the Plan Trustee under the terms of your Employer's plan. It is the responsibility of each Employer or Plan Trustee to determine the interest rate applicable to each loan. All interest (as well as principal) that you pay will be added to your Retirement Account Value. The interest paid in repaying a loan may not be deductible, but amounts paid as interest on your loan will be taxable on distribution.

Plan loan repayments covering interest and principal will be due in accordance with the repayment schedule determined in accordance with the terms of the Employer's plan. Participants should send plan loan repayments to the plan administrator and not to Equitable Life. All plan loan payments made by the plan administrator to us must be made by check or wire transfer. Checks must be drawn on a bank in the U.S., in U.S. dollars, made payable to Equitable Life and are subject to collection.

A plan loan may be prepaid in whole or in part at any time. Any payments we receive will first be applied to interest, with the balance applied to repayment of the loan. Plan loan repayments will be allocated to the Investment Options in accordance with the same allocation instructions used in making the loan. However, a Participant may elect, in writing, to override these instructions and allocate all plan loan repayments to the Guaranteed Interest Account.

A plan loan will be in default if the amount of any scheduled repayment is not received by us within 90 days of its due date, or if the Participant dies or participation under the MOMENTUM Contract is terminated. We will then treat the loan principal as a withdrawal subject to the contingent withdrawal charge. See "Contingent Withdrawal Charge" in Part 8. See "Part 10: Federal Tax and ERISA Matters" for the consequences of defaulting a plan loan and other applicable tax matters.

WITHDRAWALS AND TERMINATION

Subject to any restrictions in your Employer's plan, the MOMENTUM Contract allows your Employer or Plan Trustee, as applicable, to make a withdrawal from a Retirement Account Value on behalf of a Participant by writing to our Processing Office. Your request for withdrawal must be on the proper form which is available from your Employer. If we have received the information we require, the requested withdrawal will become effective on the Transaction Date and proceeds will be mailed within seven days. Withdrawal proceeds will be sent to your Employer or Plan Trustee, unless your Employer has elected our full service plan recordkeeping option which provides for direct distribution to Participants. If we receive only partially completed information, we will return the request to the Employer or Plan Trustee for completion prior to processing.

As a deterrent to premature withdrawal (generally prior to age 59 1/2 ) the Code provides certain restrictions on and penalties for early withdrawals. In addition, for payments made directly to Participants, we withhold income taxes from the amount withdrawn unless an exception applies. See "Part 10:
Federal Tax and ERISA Matters."

The Employer or Plan Trustee may also terminate its entire participation under the MOMENTUM Contract by writing to our Processing Office. In addition, if your plan is found not to qualify under the Code, or, if you fail to provide us with the Participant data necessary to administer the MOMENTUM Contract, we may return the plan assets to the Employer or Plan Trustee.

Withdrawals or terminations may result in a contingent withdrawal charge, explained fully in "Part 8: Deductions and Charges."

While you have a loan outstanding, an amount equal to 10% of your loan balance will be restricted, and may not be withdrawn from your Retirement Account Value.

FORFEITURES

Forfeitures can arise when a Participant who is not fully vested under a plan terminates employment. Under the terms of the Master Plan and Trust and the Pooled Trust, Equitable Life is directed under these circumstances to withdraw the unvested portion of the Retirement Account Value and deposit such amount in a Forfeiture Account, which is to be allocated to the Default Option.

We will re-allocate amounts in the Forfeiture Account as contributions in accordance with instructions received by the Employer or Plan Trustee, as applicable. Special rules apply to the application of the contingent withdrawal charge when forfeitures have occurred. See "MOMENTUM Contract-- Contingent Withdrawal Charge" in Part 8.

DISTRIBUTION OPTIONS

The MOMENTUM Contract is an annuity contract, even though you may elect to receive your benefits in another form.

Subject to the terms of your Employer's plan, payout options under the MOMENTUM Contract include:

o     Lump sum or partial withdrawals;

o     Payments for as long as you live;

o     Payments for as long as both you and your joint annuitant live; or

o Payments for a specific length of time (not longer than your life expectancy or that of the joint life expectancy of you and your designated beneficiary).

You may also be eligible for our "Automatic Minimum Withdrawal" feature, which is designed to help you satisfy the Code's "minimum distribution" requirements. Qualified plans are subject to the Code's minimum distribution requirements. Generally, such distributions must commence by April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2 . The plan administrator is responsible for complying with the Code's minimum distribution requirements. For more information about the minimum distribution requirements, see "Part 10: Federal Tax and ERISA Matters."

Your choice may be subject to applicable withdrawal charges. see "Part 8:
Deductions and Charges."

ANNUITY DISTRIBUTION OPTIONS

The annuity distribution options available under the MOMENTUM Contract include:

o LIFE ANNUITY: An annuity which guarantees payments to you for the rest of your life. Payments end with the last monthly payment before your death. Because there is no death benefit associated with this annuity form, it provides the highest monthly payment of any of the life annuity distribution options.

o LIFE ANNUITY-PERIOD CERTAIN: This annuity form also guarantees payments to you for the rest of your life. In addition, if you die before a previously selected minimum payment period (the "certain period") has ended, payments will continue to your beneficiary for the balance of the period certain. The minimum period is usually 5, 10, 15 or 20 years.

o LIFE ANNUITY-REFUND CERTAIN: This annuity form guarantees payments to you for the rest of your life. In addition, if you die before the amount applied to purchase this annuity option has been recovered, payments will continue to your beneficiary until that amount has been recovered. This option is available only as a fixed annuity.

o PERIOD CERTAIN ANNUITY: This annuity form guarantees payments to you for a specific period of time, usually 5, 10, 15 or 20 years. If you die before the period certain has ended, payments will continue to your beneficiary for the balance of the period certain.

o QUALIFIED JOINT AND SURVIVOR LIFE ANNUITY: This annuity form guarantees life income to you and, after your death, continuation of income to your surviving spouse. Generally, unless married Participants elect otherwise with the written consent of their spouse, this will be the normal form of annuity payment for plans such as the Master Plan and Trust. See Part 10: "Federal Tax and ERISA Matters."

All of the life annuity distribution options outlined above (with the exception of Qualified Joint and Survivor Life Annuity) are available as either Single or Joint life annuities.

The MOMENTUM Contract also offers both fixed and variable annuity distribution options. Fixed annuity payments, funded through our general account, do not change and will be based on the tables of guaranteed annuity values in the MOMENTUM Contract or on our current annuity rates, whichever is more favorable for the Participant. For all Participants, our normal form of annuity provides for fixed payments. Variable payments will be funded through your choice among the Investment Funds.

We offer other forms not outlined here. Your Equitable Life Agent can provide details.

ELECTING AN ANNUITY DISTRIBUTION
OPTION

In order to elect an annuity distribution option, a Retirement Account Value must be at least $3,500.

The size of the payments will depend on the amount applied to purchase the annuity, the type of annuity chosen and, in the case of a life contingency annuity distribution option, the Participant's age (or the Participant's and joint annuitant's ages).

Once you choose an annuity distribution option and payments have commenced, no change can be made, other than transfers among the investment funds if permitted in the future and if a variable annuity is selected. Remember, as a deterrent to premature withdrawal (generally prior to age 59 1/2 ) the Code provides certain restrictions on and penalties for early withdrawals. See "Part 10: Federal Tax and ERISA Matters."

MINIMUM DISTRIBUTIONS
(AUTOMATIC MINIMUM WITHDRAWAL)
--OVER AGE 70 1/2

Under the Code, distributions from qualified plans must generally begin no later than April 1st of the calendar year following the calendar year in which the plan participant attains age 70 1/2 (the "required beginning date"). Subsequent distributions must be made by December 31st of each calendar year (including the calendar year of your required beginning date). If the minimum distribution is not made, the plan participant may be required to pay a penalty tax in an amount equal to 50% of the difference between the amount required to be distributed and the amount actually distributed. See "Part 10: Federal Tax and ERISA Matters" for a discussion of various special rules concerning the minimum distribution requirements.

You may elect Automatic Minimum Withdrawal, our required minimum distribution feature, if you are at least age 70 1/2 and have a Retirement Account Value of at least $3,500. You can elect Automatic Minimim Withdrawal by filing the proper election form with your Employer. If you elect Automatic Minimum Withdrawal, we will withdraw the amount which the Code requires you to withdraw from your Retirement Account Value. We calculate the Automatic Minimum Withdrawal amount based on the information you give us, the various choices you make and certain assumptions. In performing this calculation, we assume that the only funds subject to the Code's minimum distribution requirements are those held under the MOMENTUM Contract. In addition, we rely on the information you provide to us, and we will not be responsible for errors that result from inaccuracies in this information. The choices you can make are described in the SAI.

Your Automatic Minimum Withdrawal election is revocable. Automatic Minimum Withdrawal is not available to Participants who have an outstanding loan. Electing this option does not restrict you from taking additional partial withdrawals or subsequently electing an annuity distribution option.

The minimum check that will be sent is $300, or, if less, your Retirement Account Value.

Any applicable withdrawal charges will be deducted from your Retirement Account Value in addition to the amount of the Automatic Minimum Withdrawal. See "MOMENTUM Contract--Contingent Withdrawal Charge" in Part 8.

DEATH BENEFIT

In general, the death benefit is equal to the greater of: (i) the Retirement Account Value and (ii) the "minimum death benefit."

The Master Plan and Trust and the Pooled Trust direct the automatic transfer of a Retirement Account Value to the Default Option on the date Equitable Life receives due proof of a Participant's death, unless the beneficiary provides contrary instructions. All amounts are held in the default option until your beneficiary requests a distribution or transfer.

The minimum death benefit equals all contributions made less withdrawals of contributions (including loans that default upon death). For example, assume that a $1,000 contribution is made, and that the contribution earns $1,000 (for a balance of $2,000). A $1,500 withdrawal is then made leaving a balance of $500. Assume that a new $500 contribution is subsequently made. If the participant subsequently dies, the minimum death benefit will be $500 because there was a $500 contribution that had not been withdrawn, borrowed or forfeited.

The law requires the distribution of benefits to be completed no more than five years after the date of your death, unless payments of your benefit to a designated beneficiary commence within one year after your death and are made over the beneficiary's life or over a period not exceeding the beneficiary's life expectancy. If the beneficiary is your surviving spouse, the spouse can elect to begin distributions over the spouse's life or over a period not exceeding the spouse's life expectancy at any time up to when you would have attained age 70 1/2 . If you had already begun to receive benefits, your beneficiary can continue to receive benefits based on the payment option you selected. To designate a beneficiary or to change an earlier designation, you should file a beneficiary designation with your plan administrator. Your spouse must consent in writing to a desig-nation of any non-spouse beneficiary, as explained in "Distributions from Qualified Plans and TSAs-- Spousal Consent Rules" in Part 10.

If the Participant dies while a loan is outstanding, the loan will automatically default and be subject to Federal income tax as a plan distribution. This defaulted loan will also be treated as a withdrawal for purposes of calculating the minimum death benefit. Defaulted takeover loans will not, however, be considered withdrawals for this purpose.

The beneficiary may elect, subject to certain exceptions explained below, Equitable Life's rules then in effect and any other applicable requirements under the Code to: (a) receive the death benefit in a single sum, (b) apply the death benefit to an annuity distribution option offered by Equitable Life, (c) apply the death benefit to provide any other form of benefit payment offered by Equitable Life, or (d) have the death benefit credited to an account under the MOMENTUM Contract maintained on behalf of the beneficiary in accordance with the beneficiary's investment allocation instructions. If the beneficiary elects (d) then (1) the beneficiary will be entitled to delay distribution of his or her account as permitted under the terms of the Employer's plan and the minimum distribution rules under the Code; (2) the value of the beneficiary's account will be determined at the time of distribution to the beneficiary and, depending upon investment gains or losses, may be worth more or less than the value of the beneficiary's initial account and (3) if the beneficiary dies prior to taking a distribution of his or her entire account the beneficiary of the deceased beneficiary will be entitled to a death benefit as though the deceased beneficiary were a Participant, based on the deceased beneficiary's initial account.

If you die before your entire vested benefit has been distributed to you, any remaining benefits will be payable to your beneficiary.

Our consultants can explain these and other requirements affecting death benefits if you call them at 1-800-528-0204.

PAYMENTS OF PROCEEDS

Payments of proceeds from the Investment Funds will be made within seven days of the Transaction Date. Payments or applications of proceeds from the Investment Funds can be deferred for any period during which (1) the New York Stock Exchange has been closed or trading on it is restricted, (2) sales of securities or determination of the fair market value of an Investment Fund's assets is not reasonably practicable because of an emergency, or (3) the SEC, by order, permits us to defer payment in order to protect persons with interests in the Investment Funds.

We can defer payment of any portion of your Retirement Account Value in the Guaranteed Interest Account for up to six months while you are living.

PLAN RECORDKEEPING SERVICES

Equitable Life offers two plan recordkeeping options, one of which must be elected for each plan. Employers can elect our basic plan recordkeeping service option, which includes:

o     Accounting by Participant;
o     Accounting by Source;
o Provision of annual 5500 series Schedule A report information for use in making the plan's annual report to the Internal Revenue Service (IRS) and DOL; and
o     Plan loan processing, if applicable.

As an added service under our Basic Recordkeeping Service, Employers may enter into a written agreement with Equitable Life whereby Equitable Life, based on information submitted by Employers, direct distribution of plan benefits and withdrawals to participants, including tax withholding and reporting to the IRS. The written agreement specifies the fees for such service.

The MOMENTUM Program also offers a full service plan recordkeeping option; Employers who elect this option must adopt the Master Plan and Trust. This option is only available to Employers who have adopted the Master Plan and Trust. If this option is chosen, Equitable Life will provide the following plan recordkeeping services in addition to the services described above:

o     Master Plan and Trust documents approved by the Internal Revenue Service
      (IRS);
o Assistance in interpreting the Master Plan and Trust, including plan installation and ongoing administrative support;
o     Assistance in annual reporting with the IRS and DOL;
o Plan administration manual and forms (including withdrawal, transfer, loan processing, and account allocation forms);
o     Performance of vesting calculations;

o     Performance of special non-discrimination tests applicable to Code
      Section 401(k) plans;

o     Tracking of hardship withdrawal amounts in Code Section 401(k) plans;
      and


o Direct distribution of plan benefits and withdrawals to Participants, including tax withholding and reporting to the IRS.


Any additional services that Equitable Life will provide are indicated in the plan recordkeeping services agreement. This agreement is required for Employers or Plan Trustees who elect the full service recordkeeping option and specifies the fees for the services to be provided. See "MOMENTUM Contract--Charge for Plan Recordkeeping Services" in Part 8.

PART 8: DEDUCTIONS AND CHARGES


ALL CONTRACTS

Most charges applied to your Contract apply to all Investment Options. However, Trust Charges to Portfolios and Charges to Investment Funds do not apply to the Guaranteed Interest Account or to the Fixed Maturity Account. See "Allocation of Certain Charges to the Fixed Maturity Account" below.

TRUST CHARGES TO PORTFOLIOS

Investment advisory fees charged daily against the Trust's assets, direct operating expenses of the Trust (such as trustees' fees, expenses of independent auditors and legal counsel, bank and custodian charges and liability insurance), and certain investment-related expenses of the Trust (such as brokerage commissions and other expenses related to the purchase and sale of securities), are reflected in each Portfolio's daily share price. The maximum investment advisory fees paid annually by the Portfolios cannot be increased without a vote of that Portfolio's shareholders. The maximum fees are as follows:

                         DAILY AVERAGE NET ASSETS
                     -------------------------------
                        FIRST
                        $350     NEXT $400  OVER $750
                       MILLION    MILLION    MILLION
                     ---------  ---------  ---------
Common Stock,
 Money Market
 and Balanced ......    .400%      .375%      .350%
Aggressive Stock
 and Intermediate
 Government
 Securities ........    .500%      .475%      .450%
High Yield, Global,
 Conservative
 Investors and
 Growth Investors  .    .550%      .525%      .500%


                      DAILY AVERAGE NET ASSETS
                  -------------------------------
                     FIRST
                     $500     NEXT $500   OVER $1
                    MILLION    MILLION    BILLION
                  ---------  ---------  ---------
Quality Bond and
 Growth and
 Income .........    .550%      .525%      .500%


                   FIRST
                   $750     NEXT $750  OVER $1.5
                  MILLION    MILLION    BILLION
                ---------  ---------  ---------
EQUITY INDEX  .    .350%      .300%      .250%

                    FIRST
                    $500      NEXT $1   OVER $1.5
                   MILLION    BILLION    BILLION
                 ---------  ---------  ---------
International  .    .900%      .850%      .800%


Investment advisory fees are established under investment advisory agreements between the Trust and its investment adviser, Alliance. All of these fees and expenses are described more fully in the Trust prospectus. Since Trust shares are purchased at their net asset value, these fees and expenses are, in effect, passed on to the Separate Account and are reflected in the Accumulation Unit Values for the Investment Funds.

STATE PREMIUM AND OTHER APPLICABLE TAXES


Currently, we deduct any applicable charges for state and local taxes from the amount applied to provide an annuity distribution option if elected. The current premium tax charge that might be imposed by a state ranges from 0% to 3.5%; however, the rate is 1% in Puerto Rico and 5% in the Virgin Islands.

We reserve the right to deduct any such charge from each contribution or from distributions or upon termination. If we have deducted any applicable tax charges from contributions, we will not deduct a charge for the same taxes at a later time. If, however, an additional tax is later imposed upon us when you withdraw from, terminate or annuitize, we reserve the right to deduct a charge at such time.

EQUI-VEST IRA, QP IRA, SEP AND NQ CONTRACTS (SERIES 300 AND 400 ONLY)


CHARGES TO INVESTMENT FUNDS

We make a daily charge at a guaranteed maximum effective annual rate of 1.35% against the assets held in each of the Investment Funds. This charge is reflected in the Accumulation Unit Values for the particular Investment Fund and covers mortality and expense risk charges of 1.10% and expenses of .25%. For a limited period of time we will charge .24% against the assets of the Intermediate Government Securities, Quality Bond, High Yield, Growth

& Income, Equity Index, Global, International, Conservative Investors and Growth Investors Funds for expenses.

The mortality and expense risk charge is comprised of .60% for mortality risk and .50% for expense risk, although the allocation of these risk charges may vary. We assume a mortality risk by (a) our obligation to pay a death benefit that will not be less than the total value of all contributions made (less any applicable taxes) adjusted for total withdrawals, (b) our obligation to make annuity payments for the life of the Annuitant under guaranteed fixed annuity options, regardless of the Annuitant's longevity, (c) our guarantees relating to annuity purchase rates, the actuarial basis for which can be changed only for new contributions and only on the fifth anniversary of the Contract Date and every five years thereafter, and (d) our obligation to waive the contingent withdrawal charge upon the payment of a death benefit.

The expense risk we assume is the risk that, over time, our actual expense of administering the Contracts may exceed the amounts realized from the expense charge and the annual administrative expense charge. Part of the mortality and expense risk charge may be considered to be an indirect reimbursement for certain sales and promotional expenses relating to the Contracts to the extent that the charge is not needed to meet the actual expenses incurred.

The charge for expenses, together with the annual administrative charge described below, is designed to reimburse us for our costs in providing administrative services in connection with the Contracts, and is not designed to include an element of profit.

ANNUAL ADMINISTRATIVE CHARGE


On the last Business Day of each Contract Year, we deduct from the Annuity Account Value an annual administrative charge equal to the lesser of $30 or 2% of the Annuity Account Value on such Business Day for the first two Contract Years, and $30 for each Contract Year thereafter. This charge is deducted on a pro rata basis from the Investment Funds and the Guaranteed Interest Account, and from the Fixed Maturity Account should collection from the other Options be insufficient and we have not been otherwise reimbursed. This charge will be prorated for a fractional year if, before the end of the Contract Year, you surrender your Contract, the Annuitant dies or you elect an annuity distribution option. Accumulation Units will be redeemed in order to pay any portion of the charge deducted from an Investment Fund. Any portion of the charge deducted from the Guaranteed Interest Account or Fixed Maturity Account is withdrawn in dollars.

We reserve the right to increase this charge if our administrative costs increase, but the charge is guaranteed never to exceed $65 annually, subject to applicable law. We also reserve the right to eliminate the administrative charge for IRA Contracts and NQ Contracts having a minimum Annuity Account Value of a specified amount currently set at $20,000 and $25,000, respectively, on the last Business Day of each Contract Year. We also reserve the right to deduct this charge on a quarterly, rather than annual, basis.


CONTINGENT WITHDRAWAL CHARGE

No sales charges are deducted from contributions. However, to assist us in defraying the various sales and promotional expenses incurred in connection with selling the Contracts, we assess a charge on amounts withdrawn when you make a partial withdrawal or terminate your Contract if the amount withdrawn is in excess of the free corridor amount (defined below) or if no exception applies. The amount of the withdrawal and the applicable withdrawal charge are deducted pro rata from the Investment Funds and the Guaranteed Interest Account and from the Fixed Maturity Account should collection from the other Options be insufficient. The amount deducted to pay the withdrawal charge is also subject to the withdrawal charge.

The contingent withdrawal charge is equal to 6% of the amount attributable to withdrawn contributions which have been made in the current and five prior Contract Years. In the case of a termination, we will pay the greater of (i) the Annuity Account Value after the withdrawal charge has been imposed, as described above or (ii) the free corridor amount plus 94% of the remaining Annuity Account Value. For purposes of calculating the withdrawal charge (i) we treat contributions as being withdrawn before earnings on a first-in, first-out basis, and (2) amounts withdrawn up to the free corridor amount are not considered a withdrawal of contributions. Although we treat contributions as withdrawn before earnings for purposes of calculating the withdrawal charge, the Federal income tax law treats earnings on NQ Contracts as withdrawn first. See "Part 10: Federal Tax and ERISA Matters."


We reserve the right to change the amount of the contingent withdrawal charge, provided that it will not exceed 6% of the amount deemed attributable to withdrawn contributions. Applicable regulations would not permit such a change where it would be unfairly discriminatory to any person. Moreover, the withdrawal charge will be reduced if needed in order to comply with any state law that applies. See New York Contracts--Fixed Maturity Account below. The tax consequences of withdrawals are discussed under "Part 10: Federal Tax and ERISA Matters."

Free Withdrawal Amount (Free Corridor)

No withdrawal charge will be applied during any Contract Year in which the amount withdrawn is less than or equal to 10% of the Annuity Account Value at the time the withdrawal is requested minus any amount previously withdrawn during that Contract Year. This 10% portion is called the FREE CORRIDOR AMOUNT. Any withdrawal requested that exceeds the free corridor amount will be subject to the contingent withdrawal charge, unless one of the following exceptions applies.

Exceptions to the Contingent Withdrawal Charge

A contingent withdrawal charge will not apply upon any of the events listed below.

o     the Annuitant dies and a death benefit is payable to the beneficiary, or

o we receive a properly completed election form providing for the Annuity Account Value to be used to buy a life contingent annuity.

A contingent withdrawal charge will not apply in the following events. However, we reserve the right to impose a contingent withdrawal charge, in accordance with your Contract and applicable state law, for pre-existing conditions or conditions which began within 12 months of your Contract Date for these events:


o the Annuitant has qualified to receive Social Security disability benefits as certified by the Social Security Administration, or

o we receive proof satisfactory to us that the Annuitant's life expectancy is six months or less (such proof must include, but is not limited to, certification by a licensed physician), or

o the Annuitant has been confined to a nursing home for more than a 90 day period (or such other period, if required in your state) as verified by a licensed physician. A nursing home for this purpose means one which is
      (a) approved by Medicare as a provider of skilled nursing care service, or (b) licensed as a skilled nursing home by the state or territory in which it is located (it must be within the United States, Puerto Rico, U.S. Virgin Islands, or Guam) and meets all of the following:

  -- its main function is to provide skilled, intermediate, or custodial nursing care;

  --    it provides continuous room and board to three or more persons;

  --    it is supervised by a registered nurse or licensed practical nurse;

  --    it keeps daily medical records of each patient;

  --    it controls and records all medications dispensed; and

  --    its primary service is other than to provide housing for residents.


Additionally, a withdrawal charge will not apply to an IRA, QP IRA, or SEP Contract upon the following events:


o the Annuitant has completed at least six Contract Years and has attained age 59 1/2 or

o a request is made for a refund of a contribution in excess of amounts allowed to be contributed under the Code within one month of the date on which the contribution is made.


New York Contracts--Fixed Maturity Account

For Contracts issued in New York, the contingent withdrawal charge applicable to contributions to the Fixed Maturity Account (including amounts transferred to that Account from the other Investment Options) and which are withdrawn from the Fixed Maturity Account, will never exceed 6%; however, the contingent withdrawal charge could be lower.

For the Fixed Maturity Account, the contingent withdrawal charge will be the greater of that determined by applying the New York Declining Scale ("Declining Scale") and the New York Alternative Scale ("Alternative Scale"), not to exceed 6%. As to the withdrawal of amounts that have been transferred within the Fixed Maturity Account from one Maturity Period to another, the Alternative Scale is applied if it produces a higher charge than the Declining Scale.

 DECLINING SCALE           ALTERNATIVE SCALE
-------------------------  -------------------------
Year of Investment in      Year of Transfer within
 Fixed Maturity Account*    Fixed Maturity Account*
Within Year 1      6%         Within Year 1   5%
         2         6%               2         4%
         3         5%               3         3%
         4         4%               4         2%
         5         3%               5         1%
         6         2%      After Year 5       0%
After Year 6       0%
                           Not to exceed 1% times
                           the number of years
                           remaining in Maturity
                           Period, rounded to the
                           higher number of years.
                           In other words, if 4.3
                           years remain, it would be
                           a 5% charge.
-----------------  ------  -------------------------



* Measured from the Contract Anniversary Date prior to the date of the contribution or transfer.

For example, compare the withdrawal charge that would be applicable to a withdrawal from a Series 400 Contract that has an Annuity Account Value of $10,000--$8,000 from contributions made three years ago and $2,000 from positive investment performance.

o For any contributions withdrawn in the first six years after they are made, the normal Series 400 withdrawal charge would be $480 (6% of $8,000). However, if the contributions were made to the Fixed Maturity Account, the withdrawal charge would be lower. According to the New York Declining Scale described above, in the third year, the withdrawal charge would be limited to 5% of the $8,000, or $400.

o Now assume that, although the contributions had been made to the Fixed Maturity Account three years ago, they were transferred to a new Maturity Period within the Fixed Maturity Account in the third year, and further assume that there is exactly one year remaining in the Maturity Period to which the amounts were transferred. Because there was a transfer within the Fixed Maturity Account, the New York Alternative Scale may now apply. Based on this Scale, a contribution that was so transferred will be subject to a 5% withdrawal charge, if withdrawn in the year of the transfer, such charge not to exceed 1% for each year remaining in the Maturity Period. Since, in this example, the time remaining is exactly one year, the Alternative Scale would limit the withdrawal charge to 1%. However, New York regulations allow that the greater of the Declining Scale or the Alternative Scale is used. Therefore, the withdrawal charge would be 5%, or $400, based on the Declining Scale.

o In no event would the contingent withdrawal charge exceed that otherwise applicable under the Contract; application of the New York Scale can only result in a lower charge. Thus, if a contribution had been in the Contract for more than six years and was thus exempt from a withdrawal charge, no such charge would be applicable.

o For withdrawals from an Investment Option other than the Fixed Maturity Account, the amount available for withdrawal without a contingent withdrawal charge is reduced by the amount of contributions in the Fixed Maturity Account to which no withdrawal charge applies.

o As of any date on which 50% or more of your Annuity Account Value is held in the Fixed Maturity Account, the Free Corridor Amount is zero.

o If you have not made a prior election for the reinvestment of your Maturity Amount when it reaches the Expiration Date, such Amount will be reinvested in whichever Fixed Maturity Period then offered has the nearest Expiration Date; if no Fixed Maturity Periods are being offered, it will be reinvested in the Money Market Fund.

The potential for the contingent withdrawal charge applicable to withdrawals from the Fixed Maturity Account to be lower than the otherwise applicable charge and the potential for the Free Corridor Amount to also be lower than that which would otherwise apply should be considered in making allocations to, or transfers to or from, the Fixed Maturity Account.


ALLOCATION OF CERTAIN CHARGES TO THE
FIXED MATURITY ACCOUNT


The annual administration charge and the contingent withdrawal charge will be deducted from the Guaranteed Interest Account and the Investment Funds, as



discussed above. In the event that amounts in those Options are insufficient to cover these charges, we reserve the right to deduct those charges from the Fixed Maturity Periods. Charges applied to the Fixed Maturity Periods are considered withdrawals and, as such, will result in a market value adjustment. See "Part 5: The Fixed Maturity Account."


CHARGE ON THIRD PARTY TRANSFER OR EXCHANGE

If you ask us to make a direct transfer to a third party of amounts under your Contract, or request that your Contract be exchanged for another con-tract or certificate issued by another carrier, we deduct from the Annuity Account Value both a contingent withdrawal charge as described above (if any) and a charge of $25 per occurrence. We reserve the right to increase this $25 fee to a maximum of $65 for each direct transfer or exchange.


ALL EQUI-VEST EDC, TSA AND TRUSTEED CONTRACTS PLUS IRA, QP IRA, SEP AND NQ (SERIES 100 AND 200 ONLY)


LIMITATION ON CHARGES

Under the terms of these Contracts, for the Money Market, Balanced, Common Stock and Aggressive Stock Funds, the aggregate amount of the Separate Account charge made to those Funds, the Trust charges for investment advisory fees and the direct operating expenses of the Trust may not exceed a total effective annual rate of 1.75% of the value of the assets held in those Investment Funds.

CHARGES TO INVESTMENT FUNDS

We make a daily charge against the assets held in each of the Investment Funds. This charge is reflected in the Accumulation Unit Values for the particular Investment Fund and covers expenses, expense risks, mortality risks (for the annuity rate guarantee), death benefits (for the minimum death benefit) and financial accounting. For the Money Market, Balanced and Common Stock Funds, the charge is made at an annual rate guaranteed not to exceed 1.49%. For all other Investment Funds, the charge is made at an annual rate guaranteed not to exceed 1.34%.

Specific charges for each series are set forth below:

                   SERIES 100
-----------------------------------------------
                        MONEY MARKET,
                       BALANCED, COMMON   OTHER
                         STOCK FUNDS      FUNDS
                      ----------------  -------
Expenses                     .60%          .60%
Expense Risks                .30           .15
Mortality Risks              .30           .30
Death Benefits               .05           .05
Financial Accounting         .24           .24
--------------------  ----------------  -------

                    SERIES 200
-------------------------------------------------
                          MONEY MARKET,
                         BALANCED, COMMON   OTHER
                           STOCK FUNDS      FUNDS
Expenses and Financial
 Accounting                    .25%          .25%
Expense Risks                  .55           .49
Mortality Risks and
 Death Benefits                .60           .60
----------------------  ----------------  -------


The charge for expenses is designed to reimburse us for various research and development costs and for administrative expenses that exceed the annual administrative charge described below. The expense risk we assume is the risk that, over time, our actual administrative expense may exceed the amounts realized from the expense and the annual administrative expense charges, which may not be increased. We assume a mortality risk by (a) our obligation to pay a death benefit that will not be less than the total value of all contributions made (less any applicable taxes) adjusted for total withdrawals, (b) our obligation to make annuity payments for the life of the Annuitant under guaranteed fixed annuity options, regardless of the Annuitant's longevity, (c) our guarantees relating to annuity purchase rates, the actuarial basis for which can be changed only for new contributions and only on the fifth anniversary of the Contract Date and every five years thereafter, and (d) our obligation to waive the contingent withdrawal charge upon the payment of a death benefit. The charge for financial accounting services is designed to reimburse us for our costs in providing those services in connection with the Contracts, and, like the charge for expenses, is not designed to include an element of profit. The total of these charges may be reallocated among the categories of charges shown above; however, we intend to limit any possible reallocation to include only the charges for expense risks, mortality risks and death benefits.


Part of the respective charges for expense risks, mortality risks and death benefits may be considered to be an indirect reimbursement for certain sales and promotional expenses relating to the Contracts to the extent that the charges are not needed to meet the actual expenses incurred.

ANNUAL ADMINISTRATIVE CHARGE

Except as discussed below, on the last Business Day of each Contract Year we deduct from the Annuity Account Value an annual administrative charge equal to the lesser of $30 or 2% of the Annuity Account Value on such Business Day (adjusted to include any withdrawals made during the year). This charge is deducted from each Investment Option on a pro rata basis. This charge will be prorated

ALL EQUI-VEST EDC, TSA AND TRUSTEED CONTRACTS PLUS IRA, QP IRA, SEP AND NQ (SERIES 100 AND 200 ONLY) (Continued)

for a fractional year if, before the end of the Contract Year, you surrender your Contract, the Annuitant dies or you elect an annuity distribution option. Accumulation Units will be redeemed in order to pay any portion of the charge deducted from an Investment Fund.

Any portion of the charge deducted from the Guaranteed Interest Account is withdrawn in dollars.


Exceptions to Annual Administrative Charge


For IRA, QP IRA, NQ, SEP, Unincorporated Trusteed, and Annuitant-Owned HR-10 Contracts, the charge is zero if the Annuity Account Value is at least $10,000 at the end of the Contract Year.

For TSA, EDC and Corporate Trusteed Contracts, the charge is zero if the Annuity Account Value is at least $25,000 at the end of the Contract Year.

CONTINGENT WITHDRAWAL CHARGE


No sales charges are deducted from contributions. However, to assist us in defraying the various and promotional expenses incurred in connection with selling the Contracts, we assess a charge on amounts withdrawn when you make a partial withdrawal or terminate your Contract if the amount withdrawn is in excess of the free corridor amount (defined below) or if no exception applies. The withdrawal charge is deducted pro rata from the Annuity Account Value in addition to the amount of the requested withdrawal; the amount deducted which is applied to pay the withdrawal charge is also subject to the withdrawal charge.


Free Withdrawal Amount (Free Corridor)


For NQ, Trusteed, TSA and QP IRA Contracts, (but not IRA or QP IRA group Contracts), no withdrawal charge will be applied during any Contract Year in which the amount withdrawn is less than or equal to 10% of the Annuity Account Value at the time the withdrawal is requested minus any amount previously withdrawn during that Contract Year. This 10% portion is called the FREE CORRIDOR AMOUNT. For EDC, SEP, IRA and QP IRA Series 100 and 200 group Contracts, the free corridor amount is available only after three Contract Years have been completed or the Annuitant has reached age 59 1/2 .

HOW THE CONTINGENT WITHDRAWAL CHARGE IS APPLIED FOR SERIES 100 AND 200 NQ AND TRUSTEED CONTRACTS

Partial withdrawals in excess of the free corridor amount will be subject to a withdrawal charge of 6% of the amount of the contributions made during the current and five prior Contract Years. In the case of a termination, we will pay the greater of (i) the Annuity Account Value after the withdrawal charge has been imposed, as described above and after giving effect to any outstanding loan balance (including accrued interest), or (ii) the free corridor amount plus 94% of the remaining Annuity Account Value. For NQ Contracts issued to Annuitants age 59 or older, this percentage will be 95% in the fifth Contract Year and 96% in the sixth Contract Year. For Trusteed Contracts issued to Annuitants age 60 or older, this percentage is 95% in the fifth Contract Year. For NQ and Trusteed group Contracts, there is no reduction in the contingent withdrawal charge for older Annuitants (referred to above) in the fifth and sixth Contract Year.

For purposes of calculating the withdrawal charge, (1) we treat contributions as being withdrawn before earnings, on a first-in first-out basis, and (2) amounts withdrawn up to the free corridor amount are not considered a withdrawal of any contributions. Although we treat contributions as withdrawn before earnings for purposes of calculating the withdrawal charge, the federal income tax law treats earnings on NQ Contracts as withdrawn first. See "Part 10: Federal Tax and ERISA Matters."

No charge will be applied to any amount withdrawn from an NQ or Trusteed Contract if:


o the amount withdrawn is applied to the election of a life annuity distribution option; or

o the Annuitant dies and the death benefit is made available to the beneficiary.


No charge will be applied to any amount withdrawn from a Trusteed Contract if:


o the Owner has completed at least five Contract Years and the Annuitant has reached age 59 1/2 ; or

o a request is made for a refund of an excess contribution within one month of the date on which the contribution is made.





No charge will be applied to any amount withdrawn from a Corporate Trusteed Contract if the Annuitant has reached age 59 1/2 and has either retired or terminated employment, regardless of the number of completed Contract Years.


HOW THE CONTINGENT WITHDRAWAL CHARGE
IS APPLIED FOR SERIES 100 AND 200 IRA, SEP, TSA, EDC AND ANNUITANT-OWNED HR-10 CONTRACTS

Withdrawals under these Contracts and defaulted loan amounts under TSA Contracts (in excess of the free corridor amount, if applicable) may be subject to

ALL EQUI-VEST EDC, TSA AND TRUSTEED CONTRACTS PLUS IRA, QP IRA, SEP AND NQ (SERIES 100 AND 200 ONLY) (Continued)

a charge of up to 6% of the amount withdrawn or the defaulted loan amount, as the case may be. The percentage charged will be based on the Contract Year in which the withdrawal is made, as shown below:

     CONTRACT
     YEAR(S)         CHARGE
----------------  ----------
1 through 5       6%*
6 through 8       5
9                 4
10                3
11                2
12                1
13 and later      0


* This percentage will be reduced to 5% for Contracts issued to Annuitants, in year 5, if age 60 or older under individual Contracts only.


The total of all withdrawal charges assessed will not exceed 8% of all contributions made during the current Contract Year and the nine prior Contract Years before the withdrawal is made.


No charge will be applied to any amount withdrawn from an IRA, QP IRA, SEP, TSA, EDC or Annuitant- Owned HR-10 Contract if:


o the Contract Owner has completed at least five Contract Years and the Annuitant has reached age 59 1/2 ;

o a request is made for a refund of an excess contribution within one month of the date on which the contribution is made;

o the Annuitant dies and the death benefit is made available to the beneficiary;

o the Contract Owner has completed at least five Contract Years, the Annuitant has reached age 55 and the amount withdrawn is used to purchase from us a period certain annuity that extends beyond the Annuitant's age 59 1/2 and allows no prepayment;

o the Contract Owner has completed at least three Contract Years and the amount withdrawn is used to purchase from us a period certain annuity for a term of at least 10 years that allows no prepayment;

o the amount withdrawn is applied to the election of a life contingent annuity distribution option (this form of payment is not available for Annuitants in governmental EDC plans in New York);

o the amount withdrawn is applied to the election of a period certain annuity of at least 15 years, but not in excess of the Annuitant's life expectancy, that allows no prepayment (this provision is available only for Annuitants in governmental EDC plans in New York).

No charge will be applied to any amount withdrawn from a TSA Contract if:


o the Contract Owner has completed at least five Contract Years, has reached age 55 and has separated from service.


No charge will be applied to any amount withdrawn from a SEP Contract funding SARSEP arrangements if:

o the amount withdrawn is a distribution of deferrals disallowed (plus or minus any gain or loss) by reason of the employer's failure to meet the Code's requirement that 50% of eligible employees elect SARSEP within the plan year and the request for withdrawal is made by the April 15th of the calendar year following the calendar year in which you were notified of such disallowance; or

o the amount withdrawn is an "excess contribution" (as such term is defined in Section 408(k)(6)(C)(ii) of the Code), plus or minus any gain or loss, and the request for withdrawal is made by the April 15th of the calendar year following the calendar year in which the excess contributions were made; or

o the amount withdrawn is an "excess deferral" (as such term is defined in Section 402(g)(2) of the Code), plus or minus any gain or loss, and the request for withdrawal is made by the April 15th of the calendar year following the calendar year in which such excess deferrals were made.


We reserve the right to reduce or eliminate the withdrawal charge in certain cases, including transfers to an IRA or QP IRA from another EQUI-VEST



Contract. In no event would such reduction or elimination be permitted where it would be unfairly discriminatory to any person.

The tax consequences of withdrawals are discussed under "Part 10: Federal Tax and ERISA Matters."


As a result of regulations which apply to EDC plans of governmental employers in New York (NY EDC PLANS), EQUI-VEST Contracts which fund New York EDC Plans contain special provisions which apply to all NY EDC Plans whose EQUI-VEST funding arrangements became effective or were renewed on or after July 1, 1989.

ALL EQUI-VEST EDC, TSA AND TRUSTEED CONTRACTS PLUS IRA, QP IRA, SEP AND NQ (SERIES 100 AND 200 ONLY) (Continued)


These provisions permit the automatic termination of all Contracts issued in connection with a NY EDC Plan five years after the effective date (or any renewal date) of its EQUI-VEST funding arrangement without the deduction of any contingent withdrawal charges. If agreed to by the employer and us, the period may be shorter than five years. A decision to permit the automatic termination of all Contracts would result in the transfer of each Contract's Annuity Account Value to a successor funding vehicle designated by the employer.


The employer sponsoring a NY EDC Plan can prevent such a termination and transfer by renewing the EQUI-VEST funding arrangement in a written notice to us which includes a certification of compliance with procedures under the applicable regulations. We are not responsible for the validity of any certification by the employer. The written notice must be received at our Processing Office and accepted by us not later than seven days before the date on which a transfer would otherwise occur.


No further investment experience, whether positive or negative, will be credited under a NY EDC Plan Contract once the Contract terminates. As with other tax-favored retirement programs in which the funding is affected by actions of a sponsoring employer, we are not required to provide Annuitants with information relating to an employer's decision to exercise any termination right.

MOMENTUM CONTRACT

LIMITATION ON CHARGES

Under the terms of the MOMENTUM Contract for the Money Market, Balanced, Common Stock and Aggressive Stock Funds, the aggregate amount of the Separate Account charge made to those Funds, the Trust charges for investment advisory fees and the direct operating expenses of the Trust may not exceed a total effective annual rate of 1.75% of the value of the assets held in those Funds for the MOMENTUM Contract.

CHARGES TO INVESTMENT FUNDS

We make a daily charge against the assets held in each of the Investment Funds for expenses of the MOMENTUM Contract. This charge is reflected in the Accumulation Unit Values for the particular Investment Fund and covers expenses, expense risks, mortality (for the annuity rate guarantee), death benefits (for the minimum death benefit) and financial accounting. For the Money Market, Balanced and Common Stock Funds, the charge is made at an annual rate not to exceed 1.49% which consists of .60% for expenses, .30% for expense risks, .30% for mortality risks, .05% for death benefits and .24% for financial accounting. For all other Investment Funds, the charge is made at an annual rate not to exceed 1.34% which consists of .60% for expenses, .15% for expense risks, .30% for mortality risk, .05% for death benefits and .24% for financial accounting.

The charge for expenses is designed to reimburse us for various research and development costs and for administrative expenses that exceed the quarterly administrative charge described below. The expense risk we assume is the risk that, over time, our actual expense of administering the MOMENTUM Contract may exceed the amounts realized from the expense and the quarterly administrative expense charges. We assume a mortality risk by (a) our obligation to pay a death benefit that will not be less than the total value of all contributions made (less any applicable taxes) adjusted for total withdrawals, (b) our obligation to make annuity payments for the life of the Annuitant under guaranteed fixed annuity options, regardless of the Annuitant's longevity, (c) our guarantees relating to annuity purchase rates, the actuarial basis for which can be changed only for new contributions and only on the fifth anniversary of the Contract Date and every five years thereafter, and (d) our obligation to waive the contingent withdrawal charge upon the payment of a death benefit. The charge for financial accounting services is designed to reimburse us for our costs in providing those services in connection with the MOMENTUM Contract, and, like the charge for expenses, is not designed to include an element of profit.

Under the MOMENTUM Contract, the total of these charges may be reallocated among the categories of charges discussed above. However, notwithstanding provisions of the Momentum Contract, we intend to limit any possible reallocation to include only the charges for expense risks, mortality risks and death benefits.

Part of the respective charges for expense risks, mortality risks and death benefits may be considered to be an indirect reimbursement for certain sales and promotional expenses relating to the MOMENTUM Contract to the extent that the charges are not needed to meet the actual expenses incurred.

QUARTERLY ADMINISTRATIVE CHARGE

Except as discussed below, on the last Business Day of each calendar quarter we deduct from each Retirement Account Value an administrative charge which is currently equal to $7.50 or, if less, .50% of the total of the Retirement Account Value plus the amount of any Active Loan. This charge is deducted by Source from each Investment Option in a specified order described under "How We Deduct the Quarterly Administrative Charge" in the SAI.

Any portion of the charge deducted from an Investment Fund will reduce the number of Accumulation Units you have in that Investment Fund. Any portion of the charge deducted from the Guaranteed Interest Account is withdrawn in dollars.

There is currently no charge for any calendar quarter in which the Retirement Account Value plus any Active Loan is at least $25,000 as of the last Business Day of that quarter. We reserve the right to increase this charge if our administrative costs increase. We will give Employers or Plan Trustees 90 days written notice of any increase. We may also reduce this charge under certain circumstances. See "Special Circumstances" in this Section.

You, as Employer, may choose to have this quarterly administrative charge billed to you directly.

CHARGE FOR PLAN RECORDKEEPING
SERVICES

The annual charge for the basic plan recordkeeping option is $300 (pro-rated in the first year) and will be billed directly to the Employer. The $300 charge is not imposed on plans that converted to the MOMENTUM Contract from our EQUI-VEST Corporate Trusteed Contract. Employers may enter into a written agreement with Equitable Life for direct distribution of plan benefits and withdrawals to Participants, including tax withholding and reporting to the IRS. For this service, a $25 checkwriting fee shall be charged by Equitable Life for each check drawn. We reserve the right to increase these charges if our plan recordkeeping costs increase. We will give Employers or Plan Trustees 90 days written notice of any increase.

There are additional charges if the Employer or Plan Trustee elects to use our full service plan recordkeeping option; these additional charges will depend upon the service used. Employers will be required to execute an agreement governing additional recordkeeping services and related charges.

CONTINGENT WITHDRAWAL CHARGE

No sales charges are deducted from contributions. However, to assist us in defraying the various sales and promotional expenses incurred in connection with selling the MOMENTUM Contract, we assess a sales charge on amounts withdrawn from Retirement Account Values. Under certain conditions, the contingent withdrawal charge will not apply to some or all of the amount withdrawn.

Free Withdrawal Amount (Free Corridor)

Subject to certain restrictions, no withdrawal charge will be applied during any Participation Year in which the amount withdrawn does not exceed 10% of the sum of the Retirement Account Value and any Active Loan at the time the withdrawal is requested, minus any amount previously withdrawn during that Participation Year (including any defaulted loan amounts and forfeited amounts). This 10% portion is called the FREE CORRIDOR AMOUNT.

If you, as the Employer, have transferred your plan assets to the MOMENTUM Program from another qualified plan and we have not yet received from you the allocation of values among Participants, we will treat the total amount we hold as one Retirement Account Value. Withdrawals from this Retirement Account Value will not have the benefit of a free corridor amount. However, once the amount we hold is allocated among the various Participants, withdrawals will have the benefit of the free corridor amount.

How the Contingent Withdrawal Charge is
Applied

Partial withdrawals in excess of the free corridor amount will be subject to a withdrawal charge of 6% of the lesser of (i) such excess or (ii) the amount of the withdrawal attributable to contributions made by or on behalf of the Participant during the current and five prior Participation Years.

In the case of a full withdrawal of a Retirement Account Value, the plan will receive from us the greater of your Retirement Account Value after the withdrawal charge of 6% has been imposed upon the amount of the contributions made by or on behalf of a Participant during the current and five prior

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

MOMENTUM CONTRACT (Continued)

Participation Years, or the free corridor amount plus 94% of the sum of the remaining Retirement Account Value and any Active Loan, less the Active Loan. This charge will also apply in the case of a termination of participation under the MOMENTUM Contract by the Employer or Plan Trustee.

The withdrawal charge described above is deducted from the Retirement Account Value in addition to the amount of the requested withdrawal; the portion of the amount withdrawn that is applied to pay the withdrawal charge is also subject to the withdrawal charge.

For purposes of calculating the withdrawal charge, (1) the oldest contributions will be treated as the first withdrawn and more recent contributions next, (2) amounts withdrawn up to the free corridor amount will not be considered a withdrawal of any contributions and (3) Active Loans do not include takeover loans for this purpose.

If a portion of your Retirement Account Value is forfeited under the terms of your plan, we will assess a withdrawal charge only against vested contribution amounts. Under Basic Service, the Plan Trustee must tell us the vested balance. The balance of the withdrawal charge will be waived at that time. However, if you, as the Employer or Plan Trustee, withdraw the forfeited amount from the MOMENTUM Contract before it is reallocated to other Participants, you will incur the balance of the withdrawal charge at that time.

No charge will be applied to any amount withdrawn, if:

o the amount withdrawn is applied to the election of a life annuity distribution option;
o     you die;
o you have been a Participant for at least five Participation Years and have reached age 59 1/2 ;
o you have reached age 59 1/2 and have separated from service (regardless of the number of Participation Years);
o the amount withdrawn is the result of a request for a refund of "excess contributions" or "excess aggregate contributions" as such terms are defined in Section 401(k)(8)(B) and 401(m)(6)(B), respectively, of the Code, including any gains or losses, and the withdrawal is made no later than the end of the plan year following the plan year for which such contributions were made;
o the amount withdrawn is a request for a refund of "excess deferrals" as such term is defined in Section 402(g)(2) of the Code, including any gains or losses, provided the withdrawal is made no later than April 15, following the calendar year in which such excess deferrals were made;
o the amount withdrawn is a request for a refund of contributions made due to mistake of fact made in good faith, provided the withdrawal is made within 12 months of the date such mistake of fact contributions were made and any earnings attributable to such contributions are not included in such withdrawal;
o the amount withdrawn is a request for a refund of contributions disallowed as a deduction by the Employer for Federal income tax purposes, provided such withdrawal is made within 12 months after the disallowance of the deduction has occurred and no earnings attributable to such contributions are included in such withdrawal; or
o     the amount withdrawn is a withdrawal for disability as defined in
      Section 72(m) of the Code.

In addition, there will be no contingent withdrawal charge imposed on any Annuity Account Value under an EQUI-VEST Corporate Trusteed certificate when it is converted to a MOMENTUM Contract. For purposes of calculating any contingent withdrawal charge under the MOMENTUM Contract, we will carry over the history of the contributions made under a converted EQUI-VEST certificate. For example, if an EQUI-VEST Corporate Trusteed certificate was purchased on behalf of a Participant on June 1, 1987 with a single $5,000 contribution, we will continue to treat the $5,000 contribution as made on June 1, 1987 under the MOMENTUM Contract. This means that you will not lose the benefit of "aging" contributions by converting EQUI-VEST certificates to the MOMENTUM Contract.

PLAN LOAN CHARGES

A $25 loan set-up charge will be deducted from your Retirement Account Value at the time a plan loan is made. Also, we will deduct a recordkeeping charge of $6 from your Retirement Account Value on the last Business Day of each calendar quarter if there is an Active Loan on that date. The $6 per quarter recordkeeping charge, but not the $25 set-up charge, will be applicable to takeover loans and to loans converted from EQUI-VEST Corporate Trusteed to MOMENTUM.

Your employer may elect to pay these charges. These charges are intended to reimburse us for the added

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
MOMENTUM CONTRACT (Continued)


administrative costs associated with processing loans. We reserve the right to increase these administrative charges if our costs increase. We will give Employers or Plan Trustees 90 days written notice of any increase.

Any defaulted loan amount will incur a contingent withdrawal charge as described above under "Contingent Withdrawal Charge."

SPECIAL CIRCUMSTANCES

Subject to any necessary governmental or regulatory approvals, the contingent withdrawal charge, quarterly administrative charge, loan charges and basic plan recordkeeping fee for a particular plan participating under the Contract may be reduced or eliminated when sales are made in a manner that results in savings of sales or administrative expenses. The entitlement to such a reduction or elimination will be determined by us based on factors such as the number of Participants, performance of sales or administrative functions by the Employer or plan administrator, frequency of contributions or the use of automated techniques in transmitting data.

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


                     PART 9: VOTING RIGHTS


TRUST VOTING RIGHTS

As explained previously, contributions allocated to the Investment Funds are invested in shares of the corresponding Portfolios of the Trust. Since we own the assets of the Separate Account, we are the legal owner of the shares and, as such, have the right to vote on certain matters. Among other things, we may vote:

o     to elect the Trust's Board of Trustees,

o     to ratify the selection of independent auditors for the Trust, and

o on any other matters described in the Trust's current prospectus or requiring a vote by shareholders under the 1940 Act.


Because the Trust is a Massachusetts business trust, annual meetings are not required. Whenever a shareholder vote is taken, we will give Contract Owners and Employers, if appropriate, the opportunity to instruct us how to vote the number of shares attributable to their Contracts. If we do not receive instructions in time from all Contract Owners and Employers, if appropriate, we will vote the shares of a Portfolio for which no instructions have been received in the same proportion as we vote shares of that Portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly because of amounts we have in an Investment Fund in the same proportions that Contract Owners vote.

All Trust shares are entitled to one vote. Fractional shares will be counted. Voting generally is on a Portfolio-by-Portfolio basis except that shares will be voted on an aggregate basis when universal matters, such as election of Trustees and ratification of independent auditors, are voted upon. However, if the Trustees determine that shareholders in a Portfolio are not affected by a particular matter, then such shareholders generally would not be entitled to vote on that matter.

SEPARATE ACCOUNT VOTING RIGHTS

Under the 1940 Act, certain actions (such as some of those described under "Changes in Applicable Law and Otherwise," below) may require Contract Owner approval. In that case, Contract Owners will be entitled to one vote for each Accumulation Unit they have in the Investment Funds. We will cast votes attributable to any amounts we have in the Investment Divisions in the same proportion as votes cast by Contract Owners.

VOTING RIGHTS OF OTHERS

Currently, we control the Trust. Trust shares are held by other separate accounts of ours and by separate accounts of insurance companies affiliated and unaffiliated with us. Shares held by these separate accounts will probably be voted according to the instructions of the owners of insurance policies and contracts issued by those insurance companies. While this will dilute the effect of the voting instructions of Contract Owners, we currently do not foresee any disadvantages arising out of this. The Trust's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts that possibly may arise and to determine what action, if any, should be taken in response. If we believe that the Trust's response to any of those events insufficiently protects our Contract Owners, we will see to it that appropriate action is taken to protect our Contract Owners.

CHANGES IN APPLICABLE LAW

The voting rights we describe in this prospectus are created under applicable Federal securities laws. To the extent that those laws or the regulations promulgated under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.

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

PART 10: FEDERAL TAX AND ERISA MATTERS

ANNUITIES

This prospectus briefly describes our understanding of the current Federal income tax rules that apply to an annuity purchased with after-tax dollars (non- qualified annuity) and some of the special tax rules that apply to an annuity purchased to fund a tax- favored retirement program (qualified annuity). A qualified annuity may be purchased under a TSA, IRA, QPIRA, SEP or EDC plan (EQUI-VEST only) or qualified plan (plans funded by Trusteed and Annuitant-Owned HR-10 contracts and the MOMENTUM program). Rights and benefits of the Annuitant or Participant under an annuity purchased to fund a tax-favored retirement program may be restricted in order to qualify for its special treatment under Federal tax law.

Additional tax information appears in the SAI. This prospectus and the SAI do not provide detailed tax information and do not address state and local income and other taxes, or federal gift and estate taxes. Not every Contract has every feature discussed in this section. Please consult a tax adviser when considering the tax aspects of your Contract.


TAXATION OF EQUI-VEST NON-QUALIFIED ANNUITIES

Equitable has designed the EQUI-VEST Contract to qualify as an "annuity" for purposes of Federal income tax law.

Gains in the Annuity Account Value of the Contract generally will not be taxable to an individual until a distribution occurs, either by a withdrawal of part or all of its value or as a series of periodic payments.

Prior to the annuity starting date, any partial withdrawals are taxable to the Contract Owner to the extent that there has been a gain in the Annuity Account Value. The balance of the distribution is treated as a return of the "investment" or "basis" in the Contract and is not taxable. Generally, the investment or basis in the Contract equals the contributions made less any amounts previously withdrawn which were not taxable.

If you surrender your Contract, the distribution is taxable to the extent it exceeds the investment in the Contract.


Once annuity payments begin, a portion of each payment is considered to be a tax-free return of investment based on the ratio of the investment to the expected return under the Contract. The remainder of each payment will be taxable. In the case of a variable annuity, special rules apply if the payments received in a year are less than the amount permitted to be recovered tax-free. After the total investment has been recovered, future payments are fully taxable. If payments cease as a result of death, a deduction for any unrecovered investment will be allowed.

The taxable portion of a distribution is treated as ordinary income and is subject to income tax withholding. See "Federal and State Income Tax Withholding," below. In addition, a penalty tax of 10% applies to the taxable portion of a distribution unless the distribution is (1) made on or after the date the taxpayer attains age 59-1/2, (2) made on or after the death of the Contract Owner, (3) attributable to the disability of the taxpayer, (4) part of a series of substantially equal installments as an annuity for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and a beneficiary, or (5) with respect to income allocable to amounts contributed to an annuity contract prior to August 14, 1982 which are transferred to the Contract in a tax-free exchange.


If, as a result of the Annuitant's death, the beneficiary is entitled to receive the death benefit described in Part 6, the beneficiary is generally subject to the same tax treatment as the Contract Owner (discussed above), had the Contract Owner surrendered the contract.


If the beneficiary elects to take the death benefit in the form of a life income or installment option, the election should be made within 60 days after the day on which a lump sum death benefit first becomes payable and before any benefit is actually paid. The tax computation will reflect your investment in the Contract.


Special distribution requirements apply upon the death of the owner of a non-qualified annuity. See "Part 5--Tax Rules: Special Aspects" in the SAI.

SPECIAL RULES FOR TAX-FAVORED
RETIREMENT PROGRAMS


An annuity contract may be used to fund certain employer-sponsored retirement programs.

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

The Code describes how a retirement program can qualify for tax-favored status and sets requirements for various features including: participation, nondiscrimination, vesting and funding; limits on contributions, distributions and benefits; penalties; and withholding, reporting and disclosure. This section provides a brief description of the various tax-favored retirement programs which can be funded through EQUI-VEST and MOMENTUM. More information appears in the SAI. Certain tax advantages of a tax-favored retirement program may not be available under state and local tax laws.

TAX-QUALIFIED RETIREMENT PLANS
(QUALIFIED PLANS)

Corporations, partnerships and sole proprietorships may establish qualified plans for the working owners and their employees which provide for contributions to be made to the Contracts. Both employer and employee contributions to these plans are subject to a variety of limitations, some of which are discussed here briefly. Certain penalties for violating contribution limits are discussed further in the SAI. Qualified plans must not discriminate in favor of highly compensated employees. In addition, "top heavy" rules apply to plans where more than 60% of the account balances are allocated to "key employees" as defined in the Code. See your tax adviser for more information.


The annual limit of employer and employee contributions (as defined in Section 415(c) of the Code) which may be made on behalf of an employee to all of the defined contribution plans of an employer is the lesser of $30,000 or 25% of compensation or earned income. Compensation or earned income in excess of $150,000 cannot be considered in calculating contributions to the plan. This amount may be adjusted for cost of living changes in future years. Any reallocated forfeitures and voluntary nondeductible employee contributions will generally be included for purposes of the contribution limit. Salary reduction contributions made under a cash or deferred arrangement (401(K) PROGRAM) are limited to $7,000, as adjusted annually for cost of living changes. In 1996, the annual dollar limit on these "elective deferrals" is $9,500. This limit applies to the aggregate of all elective deferrals under all tax-favored plans in which the individual participates, including those made under SARSEPs, EDC plans and TSAs.


Special limits on contributions apply to anyone who participates in more than one qualified plan or who controls another trade or business. There is also an overall limit on the total amount of contributions and benefits under all tax-favored retirement programs in which a person participates.

In certain cases a Contract may be funded by a tax-deferred rollover contribution not subject to the above limits.

TAX-SHELTERED ANNUITY
(TSAS) ARRANGEMENTS


An employee of an employer which is either (i) an organization described in
Section 501(c)(3) of the Code which is exempt from Federal income tax under
Section 501(a) of the Code or (ii) a state, political subdivision of a state, or an agency or instrumentality of any one or more of these entities (but only where the employee performs services for an educational organization described in Section 170(b)(1)(A)(ii) of the Code) may exclude from Federal gross income for a tax year contributions made by the employer to a TSA Contract. Some or all of the contributions may be made under a salary reduction agreement between the employee and the employer, subject to certain limitations. Generally, the contribution limit is the lowest of the following: (1) the annual exclusion allowance for the employee (20% of includable salary times years of service less previous contributions to qualified plans, TSAs and EDC plans), (2) the annual limit on employer contributions to defined contribution plans and (3) the annual limit on all elective deferrals, items 2 and 3 are discussed in "Tax Qualified Retirement Plans (Qualified Plans)," above. Contributions under a salary reduction agreement cannot exceed $9,500 per year. Special provisions may allow "catch-up" contributions to compensate for smaller contributions made in previous years. In addition, there may be adverse tax consequences for excess elective deferrals. See "Penalties for Excess Deferrals" in Part 5 of the SAI. Tax-free transfer or rollover contributions from another TSA arrangement are not subject to the above limits. Note, however, that the maximum salary reduction contribution that may be made by an annuitant who participates both in a TSA arrangement and an EDC plan will be limited to the maximum allowed under Code Section 457 (i.e., generally $7,500).

Employees are permitted to enter into only one salary reduction agreement per year with each Employer. Because the salary reduction agreement is between the TSA plan participant and the Employer, Equitable Life and its Agents are not responsible for monitoring such agreements.


DISTRIBUTIONS FROM QUALIFIED PLANS
AND TSAS

Amounts held under qualified plans and TSAs are generally not subject to Federal income tax until benefits are distributed. Generally, amounts distrib-

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


uted are fully taxable as ordinary income. For rules requiring 20% Federal income tax withholding applicable to certain distributions from qualified plans or TSAs, see "Federal and State Income Tax Withholding" below. In addition, qualified plan and TSA distributions may be subject to additional tax penalties. For information regarding tax penalties which may apply, see "Penalty Tax on Early Distributions" and "Tax Penalties for Insufficient Distributions" later in this section. The SAI contains additional information about qualified plan distributions, including penalties on excessive retirement plan distributions.

Loans may be made from a qualified plan or TSA plan, which permits them, without being treated as a distribution. However, if the amount of the loan exceeds permissible limits under the Code when made, the amount of the excess is treated (solely for tax purposes) as a taxable distribution. Additionally, if the loan is not repaid at least quarterly amortizing interest and principal, the amount not repaid when due may be treated as a taxable distribution. Under Proposed Treasury Regulations which are not yet effective, the IRS would require the entire unpaid balance of the loan to be includible in income in the year of the default. See the discussion in Part 6 under "Loans (for TSA and Corporate Trusteed only)," the discussion below and in Part 4 of the SAI for certain additional Equitable Life, Code and ERISA rules covering loans from qualified plans or TSAs.

In certain cases, direct transfers between TSA issuers are not treated as taxable distributions. A tax- deferred rollover, if permitted, can also postpone taxation. See ''Tax-Free Rollover," in this section.


If a Contract is surrendered for its value, the distribution is taxable to the extent the amount received exceeds the basis (if any). A taxpayer will have a basis in the Contract if, for example, after-tax contributions have been made.


The amount of any partial distribution from a qualified plan or a TSA prior to the annuity starting date is generally taxable, except to the extent that the distribution is treated as a withdrawal of after-tax contributions. Distributions are normally treated as pro rata withdrawals of after-tax contributions and earnings on those contributions.


If an annuity distribution option is elected, any basis will be recovered under the rules which apply to non-qualified annuities. See "Taxation of Non-qualified Annuities."


Qualified plan distributions (but not TSAs) may be eligible for the special tax treatment accorded lump sum distributions (favorable five-year averaging, and in certain cases, favorable ten-year averaging and long-term capital gain treatment). This treatment is not available unless the balance to the credit of a plan participant who has participated in the plan for at least five years is paid to the recipient within one taxable year, and is payable (i) after the participant attains age 59-1/2 or (ii) on account of the participant's (a) death, (b) separation from service (not applicable to self-employed individuals), or (c) disability (applicable only to self-employed individuals).


The rules governing taxation of distributions made on account of the death of the Annuitant in a qualified plan or TSA are similar to those governing death benefit distributions in non-qualified annuities. See "Taxation of Non-Qualified Annuities," above. In some instances, distributions from a qualified plan or TSA made to a surviving spouse may be rolled over to an IRA or other individual retirement arrangement on a tax-deferred basis. See "Tax Free Rollover," and "Tax-Qualified Individual Retirement Annuities (IRAs)," below.

Tax Free Rollover

Any distribution from a qualified plan or a TSA which is an "eligible rollover distribution" may be rolled over into another eligible retirement plan, either as a direct rollover or a rollover within 60 days of receiving the distribution. To the extent a distribution is rolled over, it remains tax deferred.

A distribution from a qualified plan may be rolled over to another qualified plan which will accept rollover contributions or an individual retirement arrangement; a TSA distribution may be rolled over to another TSA or individual retirement arrangement. Death benefits received by a spousal beneficiary may only be rolled over to an IRA.

The taxable portion of most distributions will be eligible for rollover, except as specifically excluded under the Code. Distributions which cannot be rolled over generally include periodic payments for life or for a period of 10 years or more, and minimum distributions required under Section 401(a)(9) of the Code (discussed below). Eligible rollover distributions are discussed in greater detail under "Federal and State Income Tax Withholding", below.


Minimum Distributions After Age 70 1/2

The minimum distribution rules mandate qualified retirement plan participants and TSA annuitants to start taking annual distributions from their retirement plans by age 70 1/2 . The distribution requirements are designed to use up the participant's interest in the plan over the individual's life expectancy. Whether the correct amount has been distrib-uted is calculated on a year by year basis; there are no provisions to allow amounts taken in excess of the required amount to be carried over or carried back and credited to other years.

Generally, an individual must take the first required minimum distribution with respect to the calendar year in which the individual turns age 70 1/2 . The individual has the choice to take the first required minimum distribution during the calendar year he or she turns age 70 1/2 , or to delay taking it until the three month (January 1-April 1) period in the next calendar year. (Distributions must commence no later than the "Required Beginning Date," which is the April 1st of the calendar year following the calendar year in which the individual turns age 70 1/2 .) If the individual chooses to delay taking the first annual minimum distribution, then the individual will have to take two minimum distributions in that year--the delayed one for the first year and the one actually for that year. Once minimum distributions begin, they must be made at some time every year.

Some individuals may be entitled to delay commencement of required minimum distributions for all or part of their account balance until after age
70 1/2. Consult your tax adviser to determine whether you may qualify for this exception.

There are two general ways to take minimum distributions--"account based" or "annuity based"-- and there are a number of distribution options in both of these categories. These choices are intended to give individuals a great deal of flexibility to provide for themselves and their families.

You should discuss with your tax adviser which minimum distribution options are best for your own personal situation. Individuals who are participants in more than one tax-favored retirement plan may be able to choose different distribution options for each plan.

Generally, the minimum distribution must be calculated annually for, and taken from, each tax qualified retirement plan and TSA. Distributions in excess of the amount required in any year from a qualified plan, for example, will not satisfy the required amount for a TSA the individual also participates in. In Notice 88-38, the IRS indicated that an individual maintaining more than one Code Section 403(b) arrangement may choose to take the annual required minimum distribution for all TSAs from any one or more TSAs the individual maintains, as long as the required distribution is calculated separately for each TSA and all the minimum distribution amounts are added together.

An account based minimum distribution method may be a lump sum payment, or a periodic withdrawal made over a period which does not extend beyond the individual's life expectancy or the joint life expectancies of the individual and a designated beneficiary. In the alternative, an individual could meet the minimum distribution requirements by applying the Retirement Account Value or Annuity Account Value to an annuity over the individual's life or the joint lives of the individual and a designated beneficiary, or over a period certain not extending beyond applicable life expectancies.

If an individual dies before the Required Beginning Date or before distributions in the form of an annuity begin, distributions of the entire interest under the contract must be completed within five years after death, unless payments to a designated beneficiary begin within one year of the Annuitant's death and are made over the beneficiary's life or over a period certain which does not extend beyond the Beneficiary's life expectancy. If the surviving spouse is the designated beneficiary, the spouse may delay the commencement of such payments up until the individual would have attained age 70-1/2. In the alternative, such spouse can roll over the death benefit to an IRA. See "Tax-Free Rollover" above. If an individual dies after the Required Beginning Date or after distributions in the form of an annuity have begun, payments after death must continue to be made at least as rapidly as the payments made before the death of the Annuitant. Distributions received by a beneficiary are generally given the same tax treatment the Annuitant would have received if distribution had been made to the Annuitant.


Limitations on Distributions

Restrictions apply to the salary reduction (elective deferral) portion of a TSA or 401(k) program, including both contributions and earnings. Distributions of restricted salary reduction amounts generally may be made only if the Annuitant attains age 59-1/2, dies, is disabled, separates from service or on account of financial hardship. Hardship withdrawals are limited to the amount actually contributed under a salary reduction agreement, without earnings. These restrictions do not apply to the amount of your TSA Contract as of December 31, 1988 attributable to salary reduction contributions and earnings (or to the extent such amount is properly carried over from an existing TSA to an EQUI-VEST TSA Contract). To take advantage of this grandfathering you must properly notify us in writing at our Processing Office of your December 31, 1988 account balance if you have qualifying amounts transferred to your TSA Contract.

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

Spousal consent rules

In the case of many qualified plans and certain TSAs, if an Annuitant is married at the time a loan, withdrawal, or other distribution is requested under the Contract, spousal consent is required. In addition, unless the Annuitant elects otherwise with the written consent of the spouse, the retirement benefits payable under the plan or arrangement must be paid in the form of a "qualified joint and survivor annuity" (QJSA). A QJSA is an annuity payable for the life of the Annuitant with a survivor annuity for the life of the spouse in an amount which is not less than one-half of the amount payable to the Annuitant during his or her lifetime. In addition, a married Annuitant's beneficiary must be the spouse, unless the spouse consents in writing to the designation of a different beneficiary.

TAX-QUALIFIED INDIVIDUAL RETIREMENT
ANNUITIES (IRAS)

Your Contract is designed to qualify as an IRA under Section 408(b) of the Code. Your rights under the Contract cannot be forfeited.


This prospectus contains the information which the IRS requires to be disclosed to an individual before he or she purchases an IRA. This section of
Part 10 covers some of the special tax rules that apply to individual retirement arrangements. You should be aware that an IRA is subject to certain restrictions in order to qualify for its special treatment under the Federal tax law.


Further information on IRA tax matters can be obtained from any IRS district office. Additional information regarding IRAs, including a discussion of required distributions, can be found in Internal Revenue Service Publication 590, entitled "Individual Retirement Arrangements (IRAs)," which is generally updated annually.


We have received favorable opinion letters from the IRS approving the forms of the individual Contract and group certificates for all EQUI-VEST Contracts as an IRA. Such IRS approval is a determination only as to the form of the annuity and does not represent a determination of the merits of the annuity as an investment. The Contract is also subject to certain state regulatory requirements.


Cancellation


You can cancel a Contract issued as an IRA by following the directions in
Part 1 under "10-Day Free Look." Since there may be adverse tax consequences if a Contract is cancelled (and because we are required to report to the IRS certain IRA distributions from cancelled IRAs), you should consult with a tax adviser before making any such decision.


Contributions to IRAs


Individuals may make three different types of contributions to purchase an IRA, or as later additions to an existing IRA: "regular" contributions out of earnings, tax-free "rollover" contributions from tax- qualified plans, or direct custodian-to-custodian transfers from other individual retirement arrangements ("direct transfers"). See "Contributions Under the Contracts" in
Part 6. The immediately following discussion relates to "regular" IRA contributions. Transfer and rollover contributions are discussed below under "Tax Free Transfers and Rollovers."

Generally, $2,000 is the maximum amount of deductible and nondeductible contributions which may be made to all IRAs by an individual in any taxable year. The above limits may be less where the individual's earnings are below $2,000. This limit does not apply to rollover or direct transfer contributions into an IRA.

If the individual's spouse does not work or elects to be treated as having no compensation, the individual and the individual's spouse may contribute up to $2,250 to individual retirement arrangements (but no more than $2,000 to any one individual retirement arrangement). The non-working spouse owns his or her individual retirement arrangements, even if the working spouse makes contributions to purchase the spousal individual retirement arrangements. The amount of IRA contribution for a tax year that an individual can deduct depends on whether the individual (or the individual's spouse, if a joint return is filed) is covered by an employer- sponsored tax-favored retirement plan (including a qualified plan, TSA or SEP, but not an EDC plan). If neither the individual nor the individual's spouse is covered during any part of the taxable year by an IRA plan, then regardless of adjusted gross income
(AGI), each working spouse may make a deductible contribution to an IRA for each tax year (MAXIMUM PERMISSIBLE DOLLAR DEDUCTION) up to the lesser of $2,000 or 100% of compensation.


In certain cases, individuals covered by a tax- favored retirement plan include persons eligible to participate in the plan although not actually participating. Whether or not a person is covered by a retirement plan will be reported on an employee's Form W-2.





If the individual is single and covered by a retirement plan during any part of the taxable year, the IRA deduction for IRA contributions phases out with AGI between $25,000 and $35,000. If the individual is married and files a joint return, and either the individual or the spouse is covered by a tax-favored retirement plan during any part of the taxable year, the IRA deduction for IRA contributions phases out with AGI between $40,000 and $50,000. If the individual is married, files a separate return and is covered by a tax-favored retirement plan during any part of the taxable year, the IRA deduction phases out with AGI between $0 and $10,000. Married individuals filing separate returns must take into account the retirement plan coverage of the other spouse, unless the couple has lived apart for the entire taxable year. If AGI is below the phase-out range, an individual is entitled to the Maximum Permissible Dollar Deduction. In computing the partial IRA deduction the individual must round the amount of the deduction to the nearest $10. The permissible deduction for IRA contributions is a minimum of $200 if AGI is less than the amount at which the deduction entirely phases out.


If the individual (or the individual's spouse, unless the couple has lived apart the entire taxable year and their filing status is married, filing separately) is covered by a tax-favored retirement plan, the deduction for IRA contributions must be computed using one of two methods. Under the first method, the individual determines AGI and subtracts $25,000 if the individual is a single person, $40,000 if the individual is married and files a joint return with the spouse, or $0 if the individual is married and files a separate return. The resulting amount is the individual's Excess AGI. The individual then determines the limit on the deduction for IRA contributions using the following formula:


   $10,000-Excess AGI
 -----------------------     Maximum Permissible          Adjusted Dollar
       $10,000            x    Dollar Deduction     =     Deduction Limit



Under the second method, the individual determines his or her Excess AGI and then refers to the following chart originally prepared by the IRS to determine the deduction.

IRS Chart
-----------------------------------------------------------------------------

                          ESTIMATED DEDUCTION TABLE

If your Maximum Permissible Dollar Deduction is $2,000, use this table to estimate the amount of your contribution which will be deductible.

 EXCESS AGI     DEDUCTION    EXCESS AGI    DEDUCTION    EXCESS AGI    DEDUCTION    EXCESS AGI    DEDUCTION
------------  -----------  ------------  -----------  ------------  -----------  ------------  -----------
    $    0       $2,000        $2,550       $1,490        $5,050        $990        $ 7,550        $490
        50        1,990         2,600        1,480         5,100         980          7,600         480
       100        1,980         2,650        1,470         5,150         970          7,650         470
       150        1,970         2,700        1,460         5,200         960          7,700         460
       200        1,960         2,750        1,450         5,250         950          7,750         450
       250        1,950         2,800        1,440         5,300         940          7,800         440
       300        1,940         2,850        1,430         5,350         930          7,850         430
       350        1,930         2,900        1,420         5,400         920          7,900         420
       400        1,920         2,950        1,410         5,450         910          7,950         410
       450        1,910         3,000        1,400         5,500         900          8,000         400
       500        1,900         3,050        1,390         5,550         890          8,050         390
       550        1,890         3,100        1,380         5,600         880          8,100         380
       600        1,880         3,150        1,370         5,650         870          8,150         370
       650        1,870         3,200        1,360         5,700         860          8,200         360
       700        1,860         3,250        1,350         5,750         850          8,250         350
       750        1,850         3,300        1,340         5,800         840          8,300         340
       800        1,840         3,350        1,330         5,850         830          8,350         330
       850        1,830         3,400        1,320         5,900         820          8,400         320
       900        1,820         3,450        1,310         5,950         810          8,450         310
       950        1,810         3,500        1,300         6,000         800          8,500         300
     1,000        1,800         3,550        1,290         6,050         790          8,550         290
     1,050        1,790         3,600        1,280         6,100         780          8,600         280
     1,100        1,780         3,650        1,270         6,150         770          8,650         270
     1,150        1,770         3,700        1,260         6,200         760          8,700         260
     1,200        1,760         3,750        1,250         6,250         750          8,750         250
     1,250        1,750         3,800        1,240         6,300         740          8,800         240
     1,300        1,740         3,850        1,230         6,350         730          8,850         230
     1,350        1,730         3,900        1,220         6,400         720          8,900         220
     1,400        1,720         3,950        1,210         6,450         710          8,950         210
     1,450        1,710         4,000        1,200         6,500         700          9,000         200
     1,500        1,700         4,050        1,190         6,550         690          9,050         200
     1,550        1,690         4,100        1,180         6,600         680          9,100         200
     1,600        1,680         4,150        1,170         6,650         670          9,150         200
     1,650        1,670         4,200        1,160         6,700         660          9,200         200
     1,700        1,660         4,250        1,150         6,750         650          9,250         200
     1,750        1,650         4,300        1,140         6,800         640          9,300         200
     1,800        1,640         4,350        1,130         6,850         630          9,350         200
     1,850        1,630         4,400        1,120         6,900         620          9,400         200
     1,900        1,620         4,450        1,110         6,950         610          9,450         200
     1,950        1,610         4,500        1,100         7,000         600          9,500         200
     2,000        1,600         4,550        1,090         7,050         590          9,550         200
     2,050        1,590         4,600        1,080         7,100         580          9,600         200
     2,100        1,580         4,650        1,070         7,150         570          9,650         200
     2,150        1,570         4,700        1,060         7,200         560          9,700         200
     2,200        1,560         4,750        1,050         7,250         550          9,750         200
     2,250        1,550         4,800        1,040         7,300         540          9,800         200
     2,300        1,540         4,850        1,030         7,350         530          9,850         200
     2,350        1,530         4,900        1,020         7,400         520          9,900         200
     2,400        1,520         4,950        1,010         7,450         510          9,950         200
     2,450        1,510         5,000        1,000         7,500         500         10,000           0
     2,500        1,500

------------

   Excess AGI =  Your AGI minus your THRESHOLD LEVEL:
                 If you are single, your Threshold Level is $25,000.
                 If you are married, your Threshold Level is $40,000.
                 If you are married and file a separate tax return, your Excess AGI = your AGI.

                               79









Contributions may be made for a tax year until the deadline for filing a Federal income tax return for that tax year (without extensions). No contributions are allowed for the tax year in which an individual attains age 70-1/2 or any tax year after that. A working spouse age 70-1/2 or over, however, can contribute up to the lesser of $2,000 or 100% of "earned income" to a spousal IRA for a non-working spouse until the year in which the non-working spouse reaches age 70-1/2.


An individual not eligible to deduct part or all of the IRA contribution may still make nondeductible contributions on which earnings will accumulate on a tax-deferred basis. The deductible and nondeductible contributions may not, however, together exceed the lesser of the $2,000 limit (or $2,250 spousal limit) or 100% of compensation for each tax year. See "Excess Contributions." Individuals must keep their own records of deductible and nondeductible contributions in order to prevent double taxation on the distribution of previously taxed amounts. See "Distributions from IRA Contracts."

An individual making nondeductible contributions in any taxable year, or receiving amounts from any IRA to which he or she has made nondeductible contributions, must file the required information with the IRS. Moreover, individuals making nondeductible IRA contributions must retain all income tax returns and records pertaining to such contributions until interests in such IRAs are fully distributed.

Excess Contributions


Excess contributions to an IRA are subject to a 6% excise tax for the year in which made and for each year thereafter until withdrawn. In the case of "regular" IRA contributions any contribution in excess of the lesser of $2,000 or 100% of compensation or earned income is an "excess contribution," (without regard to the deductibility or nondeductibility of IRA contributions under this limit). Also, any "regular" contributions made after you reach age 70 1/2 are excess contributions. In the case of rollover IRA contributions, excess contributions are amounts which are not eligible to be rolled over (for example, after-tax contributions to a qualified plan or minimum distributions required to be made after age 70 1/2 ). An excess contribution (rollover or "regular") which is withdrawn, however, before the time for filing the individual's federal income tax return for the tax year (including extensions) is not includable in income and is not subject to the 10% penalty tax on early distributions (discussed below under "Penalty Tax on Early Distributions"), provided any earnings attributable to the excess contribution are also withdrawn and no tax deduction is taken for the excess contribution. The withdrawn earnings on the excess contribution, however, would be includable in the individual's gross income for the tax year in which the excess contribution from which they arose was made and would be subject to the 10% penalty tax. If excess contributions are not withdrawn before the time for filing the individual's federal income tax return for the tax year (including extensions), the "regular" contributions may still be withdrawn after that time if the IRA contribution for the tax year did not exceed $2,250 and no tax deduction was taken for the excess contribution; in that event, the excess contribution would not be includable in gross income and would not be subject to the 10% penalty tax. Lastly, excess "regular" contributions may also be reduced by underutilizing the allowable contribution limits for a later year.


If excess rollover contributions are not withdrawn before the time for filing the individual's Federal tax return for the year (including extensions) and the excess contribution occurred as a result of incorrect information provided by the plan, any such excess amount can be withdrawn if no tax deduction was taken for the excess contribution. As above, excess rollover contributions withdrawn under those circumstances would not be includable in gross income and would not be subject to the 10% penalty tax.

Tax-Free Transfers and Rollovers


Rollover contributions may be made to an IRA from these sources: (i) qualified plans, (ii) TSAs (including 403(b)(7) custodial accounts) and (iii) other individual retirement arrangements.

The rollover amount must be transferred to the Contract either as a direct rollover of an "eligible rollover distribution" (described below) or as a rollover by the individual plan participant or owner of the individual retirement arrangement. In the latter cases, the rollover must be made within 60 days of the date the proceeds from another individual retirement arrangement or an eligible rollover distribution from a qualified plan or TSA were received. Generally the taxable portion of any distribution from a qualified plan or TSA is an eligible rollover distribution and may be rolled over tax-free to an IRA unless the distribution is (i) a required minimum distribution under Section 401(a)(9) of the Code; or (ii) one of a series of substantially equal periodic payments made (not less frequently than annually) (a) for the life (or life expectancy) of the plan participant or the joint lives (or joint life expectancies) of the plan participant and his or her designated beneficiary, or (b) for a specified period of ten years or more. See "Federal and State Income Tax Withholding -- Mandatory Withholding from Qualified Plans and TSAs," below.




Under some circumstances, amounts from a Contract may be rolled over on a tax-free basis to a qualified plan. To get this "conduit" IRA treatment, the source of funds used to establish the IRA must be a rollover contribution from the qualified plan and the entire amount received from the IRA (including any earnings on the rollover contribution) must be

                               80










rolled over into another qualified plan within 60 days of the date received. Similar rules apply in the case of a TSA. If you make a contribution to an IRA which is from an eligible rollover distribution and you commingle such contribution with other contributions, you may not be able to roll over these eligible rollover distribution contributions and earnings to another qualified plan (or TSA, as the case may be) at a future date, unless the Code permits.

We offer a separate IRA contract subject to separate charges, designed to serve as a "Conduit" IRA for this purpose (QP IRA Contract). Therefore amounts in a QP IRA contract which are not commingled with "regular" IRA Contributions or nonqualified plan funds (or TSA funds, as the case may be) may be eligible to be rolled over into another qualified plan (or TSA, as the case may be) which accepts such contributions.

Under the conditions and limitations of the Code, an individual may elect for each IRA to make a tax-free rollover once every 12-month period among individual retirement arrangements (including rollovers from retirement bonds purchased before 1983). Custodian-to-custodian transfers are not rollovers and can be made more frequently than once a year.


The same tax-free treatment applies to amounts withdrawn from the Contract and rolled over into other individual retirement arrangements unless the distribution was received under an inherited IRA.

Tax-free rollovers are also available to the surviving spouse beneficiary, of a deceased individual, or a spousal alternate payee of a qualified domestic relations order applicable to a qualified plan or TSA. In some cases, IRAs can be transferred on a tax-free basis between spouses or former spouses incidental to a judicial decree of divorce or separation.


DISTRIBUTIONS FROM IRA CONTRACTS

Income or gains on contributions under IRAs are not subject to Federal income tax until benefits are distributed to the individual. Distributions include withdrawals from your Contract, surrender of your Contract and annuity payments from your Contract. Death benefits are also distributions. Except as discussed below, the amount of any distribution from an IRA is fully includable by the individual in gross income.


If the individual makes nondeductible IRA contributions, those contributions are recovered tax-free when distributions are received. The individual must keep records of all nondeductible contributions. At the end of each tax year in which the individual has received a distribution, the individual determines a ratio of the total nondeductible IRA contributions (less any amounts previously withdrawn tax-free) to the total account balances of all IRAs held by the individual at the end of the tax year (including rollover IRAs and SEPs) plus all IRA distributions made during such tax year. The resulting ratio is then multiplied by all distributions from the IRA during that tax year to determine the nontaxable portion of each distribution.


In addition, a distribution (other than a required minimum distribution discussed below is not taxable if (1) the amount received is a return of excess contributions which are withdrawn, as described under "Excess Contributions," (2) the entire amount received is rolled over to another individual retirement arrangement (see "Tax-Free Transfers and Rollovers") or
(3) in certain limited circumstances, where the IRA acts as a "conduit," the entire amount is paid into a qualified plan or TSA that accepts such contributions.

Distributions from an IRA are not entitled to the special favorable five-year averaging method (or, in certain cases, favorable ten-year averaging and long- term capital gain treatment) available in certain cases to distributions from qualified plans.

Minimum Distributions After Age 70 1/2

The minimum distribution rules discussed above under "Qualified Plans and TSAs--Minimum Distributions After Age 70 1/2 " also generally apply to IRAs. Individuals who are Participants in more than one individual retirement arrangement or other tax favored retirement plan may be able to choose different distribution options for each arrangement. Your minimum distribution for any taxable year is calculated by adding together the separate minimum distribution amounts from each of your individual retirement arrangements. The IRS, however, does not require that you take out the minimum distribution from each individual retirement arrangement that you maintain. As long as the total amount distributed annually for all IRAs satisfies your overall minimum distribution requirement for IRAs, you may choose to take your annual required distribution for IRAs from any one or more individual retirement arrangements that you maintain.

This special rule applies only to IRAs and TSAs and does not apply to qualified plans. A distribution from a TSA will not satisfy a distribution requirement for IRAs.

If the individual dies after distribution in the form of an annuity has begun, or after the Required Beginning Date, payment of the remaining interest must be made at least as rapidly as under the method used prior to the individual's death. The IRS has indicated that an exception to this rule may apply if

                               81






the beneficiary of the IRA is the surviving spouse. In some circumstances, the surviving spouse may elect to "make the IRA his or her own" and halt distributions until he or she reaches age 70 1/2 . If an individual dies before the Required Beginning Date and before distributions in the form of an annuity begin, distributions of the individual's entire interest under the Contract must be completed within five years after death, unless payments to a designated beneficiary begin within one year of the individual's death and are made over the benefiary's life or over a period certain which does not extend beyond the beneficiary's life expectancy.

If the surviving spouse is the designated beneficiary, the spouse may delay the commencement of such payments up until the individual would have attained age 70-1/2. In the alternative, a surviving spouse may elect to roll over the inherited IRA into the surviving spouse's own IRA. Under Series 300 and 400 Contracts, if you elect to have your spouse be the sole primary beneficiary and to be the Successor Annuitant and Contract Owner, then your surviving spouse automatically becomes both the successor Contract Owner and Annuitant, and no death benefit is payable until the surviving spouse's death.

If there is an insufficient distribution in any year, a 50% tax may be imposed on the amount by which the minimum required to be distributed exceeds the amount actually distributed. The penalty tax may be waived by the Secretary of the Treasury in certain limited circumstances. Failure to have distributions made as the Code and Treasury regulations require may result in disqualification of your IRA. See "Tax Penalty for Insufficient
Distributions" below.

Taxation of Death Benefit

Distributions received by a beneficiary are generally given the same tax treatment the individual would have received if distribution had been made to the individual.

Prohibited Transaction

An IRA may not be borrowed against or used as collateral for a loan or other obligation. If the IRA is borrowed against or used as collateral, its tax-favored status will be lost as of the first day of the tax year in which the event occurred. If this happens, the individual must include in Federal gross income for that year an amount equal to the fair market value of the IRA Contract as of the first day of that tax year, less the amount of any nondeductible contributions not previously withdrawn. Also, the early distribution penalty tax of 10% will apply if the individual has not reached age 59-1/2 before the first day of that tax year. See "Penalty Tax on Early Distributions."

Illustration of Guaranteed Rates

The following two tables which the IRS requires us to furnish to prospective IRA Contract Owners illustrate guaranteed rates for contributions assumed to be allocated entirely to the Guaranteed Interest Account under Series 300 and 400 Contracts. Table I illustrates a $1,000 contribution made annually on the Contract Date and on each subsequent anniversary, assuming no withdrawals or transfers were made from the Contract. Table II assumes a single initial contribution of $1,000, with no further contributions, withdrawals or transfers. The 3% guaranteed rate is the minimum guaranteed interest rate in the Contract.


As explained in "Part 8: Deductions and Charges," the values shown assume the contingent withdrawal charge applies. These values reflect the effect of the annual administrative charge deducted at the end of each Contract Year in which the Annuity Account Value is less than $20,000.


To find the appropriate value for the end of the Contract Year at any attained age, subtract the issue age (age nearest birthday) from the attained age and enter the table at the corresponding year. Years that correspond to an attained age in excess of 70 should be ignored.

The information shown in the tables should be considered in light of your present age and (with respect to Table I) your ability to contribute $1,000 annually. You should also understand that in order to avoid severe tax penalties, distribution of the values under your Contract generally must commence not later than April 1st of the calendar year after the calendar year you attain age 70-1/2. Subsequent distributions must be made by December 31st of each calendar year. See "Penalty Tax on Early Distributions" and "Tax Penalties for Insufficient Distributions." Any change in the amounts contributed annually, or in the amount of the single contribution, would, of course, change the results shown.


                               82





                                   TABLE I
                          ANNUITY ACCOUNT VALUES AND
                                 CASH VALUES
                 (Assuming $1,000 Contributions Made Annually
                    at the beginning of the Contract Year)


          3% MINIMUM GUARANTEE
--------------------------------------
               ANNUITY
 CONTRACT      ACCOUNT
 YEAR END       VALUE       CASH VALUE
----------  ------------  ------------
      1      $  1,009.40   $    954.89
      2         2,039.68      1,929.54
      3         3,100.87      2,933.43
      4         4,193.90      3,967.43
      5         5,319.72      5,032.45
      6         6,479.31      6,129.42
      7         7,673.69      7,313.69
      8         8,903.90      8,543.90
      9        10,171.01      9,811.01
     10        11,476.14     11,116.14
     11        12,820.43     12,460.43
     12        14,205.04     13,845.04
     13        15,631.19     15,271.19
     14        17,100.13     16,740.13
     15        18,613.13     18,253.13
     16        20,201.53     19,841.53
     17        21,837.57     21,477.57
     18        23,522.70     23,162.70
     19        25,258.38     24,898.38
     20        27,046.13     26,686.13
     21        28,887.52     28,527.52
     22        30,784.14     30,424.14
     23        32,737.67     32,377.67
     24        34,749.80     34,389.80
     25        36,822.29     36,462.29
     26        38,956.96     38,596.96
     27        41,155.67     40,795.67
     28        43,420.34     43,060.34
     29        45,752.95     45,392.95
     30        48,155.53     47,795.53
     31        50,630.20     50,270.20
     32        53,179.11     52,819.11
     33        55,804.48     55,444.48
     34        58,508.61     58,148.61
     35        61,293.87     60,933.87
     36        64,162.69     63,802.69
     37        67,117.57     66,757.57
     38        70,161.10     69,801.10
     39        73,295.93     72,935.93
     40        76,524.81     76,164.81
     41        79,850.55     79,490.55
     42        83,276.07     82,916.07
     43        86,804.35     86,444.35
     44        90,438.48     90,078.48
     45        94,181.64     93,821.64
     46        98,037.08     97,677.08
     47       102,008.20    101,648.20
     48       106,098.44    105,738.44
     49       110,311.40    109,951.40
     50       114,650.74    114,290.74

                                   TABLE II
                          ANNUITY ACCOUNT VALUES AND
                                 CASH VALUES
                (Assuming a Single Contribution of $1,000 and
                           No Further Contribution)

 3% MINIMUM GUARANTEE
                         ANNUITY
       CONTRACT          ACCOUNT
       YEAR END           VALUE     CASH VALUE
--------------------  -----------  ----------
           1            $1,009.40   $  954.89
           2             1,018.89      963.87
           3             1,019.46      964.40
           4             1,020.04      964.96
           5             1,020.64      965.53
           6             1,021.26      966.11
           7             1,021.90    1,021.90
           8             1,022.55    1,022.55
           9             1,023.23    1,023.23
          10             1,023.93    1,023.93
          11             1,024.65    1,024.65
          12             1,025.38    1,025.38
          13             1,026.15    1,026.15
          14             1,026.93    1,026.93
          15             1,027.74    1,027.74
          16             1,028.57    1,028.57
          17             1,029.43    1,029.43
          18             1,030.31    1,030.31
          19             1,031.22    1,031.22
          20             1,032.16    1,032.16
          21             1,033.12    1,033.12
          22             1,034.11    1,034.11
          23             1,035.14    1,035.14
          24             1,036.19    1,036.19
          25             1,037.28    1,037.28
          26             1,038.40    1,038.40
          27             1,039.55    1,039.55
          28             1,040.73    1,040.73
          29             1,041.96    1,041.96
          30             1,043.22    1,043.22
          31             1,044.51    1,044.51
          32             1,045.85    1,045.85
          33             1,047.22    1,047.22
          34             1,048.64    1,048.64
          35             1,050.10    1,050.10
          36             1,051.60    1,051.60
          37             1,053.15    1,053.15
          38             1,054.74    1,054.74
          39             1,056.39    1,056.39
          40             1,058.08    1,058.08
          41             1,059.82    1,059.82
          42             1,061.61    1,061.61
          43             1,063.46    1,063.46
          44             1,065.37    1,065.37
          45             1,067.33    1,067.33
          46             1,069.35    1,069.35
          47             1,071.43    1,071.43
          48             1,073.57    1,073.57
          49             1,075.78    1,075.78
          50             1,078.05    1,078.05

SIMPLIFIED EMPLOYEE PENSIONS (SEPS)


An employer can establish a SEP for its employees and can make contributions to a Contract for each eligible employee. A SEP Contract is a form of IRA Contract, owned by the employee-Annuitant and most of the rules applicable to IRAs discussed above apply. A major difference is the amount of permissible contributions. Rules similar to those discussed above under "Tax Qualified Retirement Plans" (Qualified Plans) apply. Due to statutory limits, in 1996 an employer can annually contribute an amount for an employee up to the lesser of $22,500 or 15% of the employee's compensation, determined without taking into account the employer's contribution to the SEP. This $22,500 maximum, based on the statutory compensation limit of $150,000, may be adjusted for cost of living changes in future years. Under our current practice, IRA contributions by the employee may not be made under a SEP Contract and are put into a separate IRA Contract. Employers with 25 or fewer eligible employees may allow such employees to make salary reduction contributions to a SEP (SARSEP). SARSEP programs are subject to a number of special rules, some of which are discussed in the SAI.

SEP plans are available under EQUI-VEST Series 300 in most states. EQUI-VEST SEP Series 200 are available in states where the 300 Series is not available.


PUBLIC AND TAX-EXEMPT ORGANIZATION
EMPLOYEE DEFERRED COMPENSATION
PLANS (EDC PLANS)

Employees and independent contractors who perform services for a state (including any subdivision or agency of the state) or other tax-exempt employer may exclude from Federal gross income certain salary reduction amounts. To qualify, the employer must maintain an EDC plan satisfying the requirements of Section 457 of the Code. EQUI-VEST Series 100 or 200 Contracts are used to fund EDC plans that must be owned by the employer, and are subject to the claims of the employer's general creditors. However, the EDC plan may permit the employee to choose among various investment options. Tax-exempt, non-governmental employers are generally subject to ERISA, and may be required by the provisions of that Act to limit participation in an EDC plan to a select group of management or highly compensated employees.

Generally, the maximum contribution amount that can be excluded from gross income in any tax year under an EDC plan is 33 1/3 % of the employee's "includable compensation," up to $7,500. Special rules may permit "catch-up" contributions during the three years preceding normal retirement age under the EDC plan.

In general, no amounts may be withdrawn from an EDC plan prior to the calendar year in which the employee attains age 70-1/2, separates from service or in the event of an unforeseen emergency. Income or gains on contributions under an EDC plan are subject to Federal income tax when amounts are distributed or made available to the employee or beneficiary.

Distributions from EDC plans generally must commence no later than April 1st of the calendar year following the calendar year in which the employee attains 70-1/2. Special rules apply, however, to employees in EDC plans which are governmental plans.

If the Annuitant does not commence minimum distributions in the calendar year in which the Annuitant attains age 70 1/2 , and waits until the three month (January 1-April 1) period in the next calendar year to commence minimum distributions, then the Annuitant must take two required minimum distributions in that calendar year.

Distributions from an EDC plan may not be rolled over or transferred to an IRA.

Distributions to an EDC plan participant are characterized as "wages" for income tax reporting and withholding purposes. No election out of withholding is possible. See "Federal and State Income Tax Withholding," below. These amounts are not subject to FICA tax, if FICA tax was withheld by the employer when wages were deferred. In certain circumstances, receipt of payments from an EDC plan may result in a reduction of an employee's Social Security benefits.

If the EDC plan so provides, a deceased employee's beneficiary may be able to elect to receive death benefits in installments instead of a lump sum, and will be taxed as the payments are received. However, the death benefits must be received within 15 years of the date of the deceased employee's death (or within the period of the life expectancy of the surviving spouse if the spouse is the designated beneficiary).

Due to unrelated business income tax rules, annuity Contracts may not be an appropriate funding vehicle for an EDC plan maintained by any organization exempt from tax under the following Code Sections: 501(c)(7) (social club); 501(c)(9) (VEBA); 501(c)(17) (supplemental unemployment compensation benefit plan trust); or 501(c)(20) (legal services plan trust). Please contact your tax adviser to see if these limits may apply to your EDC plan.

PENALTY TAX ON EARLY DISTRIBUTIONS


The taxable portion of distributions from a qualified plan or TSA will be subject to a 10% penalty tax unless the distribution is made on or after the Annuitant's death, attributable to the Annuitant becoming disabled, or when the Annuitant reaches age 59-1/2. The penalty tax will also not apply if the Annuitant (i) separates from service and elects a payout over his or her life or life expectancy (or joint and survivor lives or life expectancies), (ii) has attained age 55 and separates from service, or (iii) uses the distribution to pay certain extraordinary medical expenses. The taxable portion of IRA and SEP distributions are also subject to the 10% penalty tax unless the distribution is made (1) on or after your death, (2) because you have become disabled, (3) on or after the date when you reach age 59 1/2 , or
(4) in the form of a substantially equal periodic payout over your life or life expectancy (or joint and survivor lives or life expectancies), to be made at least annually is also not subject to penalty tax.

This penalty tax does not apply to employees in an EDC plan.

TAX PENALTY FOR INSUFFICIENT
DISTRIBUTIONS

Failure to make required distributions may cause the disqualification of the IRA, SEP, TSA, qualified plan, or EDC plan. Disqualification results in current taxation of the Annuitant's entire benefit. In addition, a 50% penalty tax is imposed on the difference between the required distribution amount and the amount actually distributed, if any.

It is the plan administrator's responsibility to see that minimum distributions from a qualified plan are made. It is the TSA or IRA owner's responsibility to see that the minimum distributions are made. We are not permitted to make distributions from a Contract before the Retirement Date unless a request has been made. We will notify you when our records show that your age 70 1/2 is approaching. In the case of IRA and TSA contracts, if you do not select a method, we will assume you are taking your minimum distribution from another TSA or IRA that you maintain. You should consult with your tax adviser concerning these rules and their proper application to your situation. See Minimum Distributions After Age 70 1/2 elsewhere in this section.

FEDERAL AND STATE INCOME TAX
WITHHOLDING

Equitable Life is required to withhold Federal income tax on the taxable portion of qualified plan payments and payments from annuity contracts. The rate of withholding will depend on the type of distribution and, in certain cases, the amount of the distribution. (In the case of MOMENTUM and Trusteed Contracts which continue to be owned by the trustee, any required Federal income tax withholding is the responsibility of the plan administrator.) Unless the payment is an "eligible rollover distribution" from a qualified plan or a TSA, the recipient generally may elect not to be subject to income tax withholding. However, payments under EDC plans are also subject to mandatory wage withholding rules; no election out is permitted. The employer (and not Equitable Life) is generally responsible for such wage withholding.

Certain states have indicated that pension and annuity withholding will apply to payments made to residents. Generally, an election out of Federal withholding will also be considered an election out of state withholding. In some states, a recipient may elect out of state withholding, even if Federal withholding applies. It is not clear whether such states may require mandatory withholding with respect to eligible rollover distributions (described below). Contact your tax adviser to see how state income tax withholding may apply to your payment.

Special withholding rules apply to foreign recipients and United States citizens residing outside the United States. See your tax adviser if you may be affected by such rules. Withholding may also apply to taxable amounts paid under a 10-day free look cancellation.

Elective Withholding

Requests not to withhold Federal income tax must be made in writing prior to receiving benefits under the Contract. The Processing Office will provide forms for this purpose. No election out of withholding is valid unless the recipient provides us with the correct taxpayer identification number and a United States residence address.

If a recipient does not have sufficient income tax withheld or does not make sufficient estimated income tax payments, the recipient may incur penalties under the estimated income tax rules. Recipients should consult their tax advisers to determine whether they should elect out of withholding.

A recipient of periodic payments (e.g., monthly or annual payments, other than "eligible rollover distributions" discussed below), which total less than a certain Federal minimum (for 1996, $13,920 per year) will generally be exempt from the Federal income tax withholding rules, unless the recipient elects to have tax withheld. A recipient of periodic payments which equal or exceed such Federal mini-mum (for 1996, $13,920) will generally be subject to wage-bracket type withholding (as if such payments were payments of wages by an employer to an employee) unless the recipient elects no withholding. A withholding election may be revoked at any time and remains effective until revoked. If a recipient does not elect out of withholding or does not specify the number of withholding exemptions, withholding will generally be made as if the recipient is married and claiming three withholding exemptions. If a recipient fails to provide a correct taxpayer identification number, withholding is made as if the recipient is single with no exemptions.


A recipient of a partial or total non-periodic distribution (other than "eligible rollover distributions" discussed below) will generally be subject to withholding at a flat 10% rate. A recipient who provides a United States residence address and a correct taxpayer identification number will generally be permitted to elect not to have tax withheld.

All recipients receiving periodic and non-periodic payments will be further notified of the withholding requirements and of their right, if any, to make withholding elections.

Mandatory Withholding From Qualified Plans and TSAs


All "eligible rollover distributions" are subject to mandatory Federal income tax withholding of 20% unless the employee elects to have the distribution directly rolled over to a qualified plan or individual retirement arrangement. The following are not eligible rollover distributions subject to mandatory 20% withholding:

o any distribution to the extent that the distribution is a "required minimum distribution" under Section 401(a)(9) of the Code;

o any distribution which is one of a series of substantially equal periodic payments made (not less frequently than annually (1) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and his or her designated beneficiary, or (2) for a specified period of 10 years or more;


o certain corrective distributions under Code Sections 401(k), 401(m) and 402(g);


o     loans that are treated as deemed distributions;


o P.S. 58 costs (incurred if the plan provides life insurance protection for participants); and

o a distribution to a beneficiary other than to a surviving spouse or a current or former spouse under a qualified domestic relations order.

If a distribution is made to a plan participant's surviving spouse, or to a current or former spouse under a qualified domestic relations order, the distribution may be an eligible rollover distribution, subject to mandatory 20% withholding, unless one of the exceptions described above applies.

If a distribution is not an "eligible rollover distribution," the rules on elective withholding described above, apply.

GENERATION SKIPPING TAX


As a general rule, if benefits payable upon death of a Contract Owner are payable to a person two or more generations younger than the deceased, a Federal generation skipping tax may be payable with respect to the benefit at rates similar to the maximum estate tax rate in effect at the time. The generation skipping tax provisions generally apply to transfers which would also be subject to the gift and estate tax rules. Individuals are generally allowed an aggregate generation skipping tax exemption of $1 million. If we believe a benefit may be subject to generation skipping tax we may be required to withhold for such tax unless we receive acceptable written confirmation that no such tax is payable. Because these rules are complex, you should consult with your tax adviser for specific information, especially where benefits are passing to younger generations, as opposed to a spouse or child.

SPECIAL RULES FOR NQ AND TRUSTEED CONTRACTS ISSUED IN PUERTO RICO

Only NQ and Trusteed Contracts are available in Puerto Rico.

EQUI-VEST TRUSTEED--The tax treatment of qualified plans by the United States and by Puerto Rico is similar in many respects, but may not be identical. Please consult your tax adviser to determine any differences which may affect your own situation.

NQ--Under current law, Equitable Life treats income from such Contracts as U.S.-source. A Puerto Rico resident is subject to U.S. taxation on such U.S.-source income. Only Puerto Rico-source income of Puerto Rico residents is excludable from U.S. taxation. Income from these Contracts is also subject to Puerto Rico tax. The computation of the taxable portion of amounts distributed from a Contract may differ in the two jurisdictions. Therefore, an individual might have to file both U.S. and Puerto Rico tax returns, showing different amounts of income for each. Puerto Rico generally provides a credit against Puerto Rico tax for U.S. tax paid.

Depending on an individual's personal situation and the timing of the different tax liabilities, an individual may not be able to take full advantage of this credit.

Please consult your tax adviser to determine the applicability of these rules to your own tax situation.

IMPACT OF TAXES TO EQUITABLE LIFE

The Contracts provide that we may charge the Separate Account for taxes. We can also set up reserves for taxes.

TRANSFERS AMONG INVESTMENT OPTIONS

There will not be any tax liability if you transfer the Annuity Account Value among the Investment Funds, the Guaranteed Interest Account and the Fixed Maturity Account.

TAX CHANGES

The United States Congress has in the past considered, and may in the future consider legislative proposals that, if enacted, could change the tax treatment of annuities and retirement plans. In addition, the Treasury Department may amend existing regulations, issue new regulations, or adopt new interpretations of existing laws. State tax laws or, if you are not a United States resident, foreign tax laws, may affect the tax consequences to you or the beneficiary. These laws may change from time to time without notice and, as a result, the tax consequences may be altered. There is no way of predicting whether, when or in what form any such change would be adopted. Any such change could have retroactive effects regardless of the date of enactment. We suggest you consult your legal or tax adviser.

ERISA MATTERS

ERISA rules are designed to save and protect qualified retirement plan assets to be paid to plan participants when they retire.

Qualified Plans under 401 of the Code are generally subject to ERISA. Some TSAs may be subject to Title I of ERISA, generally dependent on the level of employer involvement, for example if the employer makes matching contributions.

CERTAIN RULES APPLICABLE TO PLAN LOANS

Qualified plans and TSA loans are subject to Code limits and may also be subject to the limits of the applicable plan. Code requirements apply even if the plan is not subject to ERISA. For example loans offered by certain qualified plans and TSAs are subject to the following conditions:

o The amount of a loan to a participant, when aggregated with all other loans to the participant from all qualified plans of the employer, cannot exceed the greater of $10,000 or 50% of the participant's non-forefeitable accrued benefits, and cannot exceed $50,000 in any event. This $50,000 limit is reduced by the excess (if any) of the highest outstanding loan balance over the previous twelve months over the outstanding balance of plan loans on the date the loan was made.
o In general, the term of the loan cannot exceed five years unless the loan is used to acquire the participant's primary residence. EQUI-VEST Contracts have a term limit of 10 years for loans used to acquire the participant's primary residence.
o All principal and interest must be amortized in substantially level payments over the term of the loan, with payments being made at least quarterly.
o If the loan does not qualify under the conditions above, the participant fails to repay the interest or principal when due, or in some instances, if the participant separates from service or the plan is terminated, the amount borrowed or not repaid may be treated as a distribution. The participant may be required to include as ordinary income the unpaid amount due and a 10% penalty tax on early distributions may apply. The plan should report the amount of the unpaid loan balance to the IRS as a distribution.
o Many plans provide that the participant's spouse must consent in writing to the loan.
o Except to the extent permitted in accordance with the terms of a prohibited transaction exemption issued by DOL defined below, loans are not available (i) in a Keogh (non-corporate) plan to an owner-employee or a partner who owns more than 10% of a partnership or (ii) to 5% shareholders in an S corporation.

In addition, certain loan rules apply only to loans under ERISA plans:

o For contracts which are subject to ERISA, the trustee or sponsoring employer is responsible for insuring that any loan meets applicable Department of Labor (DOL) requirements. It is the responsibility of the plan administrator, the trustee of the qualified plan and/or the employer, and not Equitable Life, to properly administer any loan made to plan participants. With respect to specific loans made by the plan to a plan participant, the plan administrator determines the interest rate, the maximum term and all other terms and conditions of the loan.

o With respect to specific loans made by the plan to a plan participant, the plan administrator determines the interest rate, the maximum term and all other terms and conditions of the loan.

o Only 50% of the participant's vested account balance may serve as security for a loan. To the extent that a participant borrows an amount which should be secured by more than 50% of the participant's vested account balance, it is the responsibility of the trustee or plan administrator to obtain the additional security.

o Each new or renewed loan must bear a reasonable rate of interest commensurate with the interest rates charged by persons in the business of lending money for loans that would be made under similar circumstances.

o Loans must be available to all plan Participants, former Participants who still have account balances under the plan, beneficiaries (after the death of a Participant) and alternate payees on a reasonably equivalent basis.

CERTAIN RULES APPLICABLE TO PLANS
DESIGNED TO COMPLY WITH SECTION
404(C) OF ERISA.

Section 404(c) of ERISA, and the related DOL regulation, provide that if a plan participant or beneficiary exercises control over the assets in his or her plan account, plan fiduciaries will not be liable for any loss that is the direct and necessary result of the plan participant's or beneficiary's exercise of control. As a result, if the plan complies with Section 404(c) and the DOL regulation thereunder, the plan participant can make and is responsible for the results of his or her own investment decisions.

Section 404(c) plans must provide, among other things that a broad range of investment choices are available to plan participants and beneficiaries and must provide such plan participants and beneficiaries with enough information to make informed investment decisions. Compliance with the Section 404(c) regulation is completely voluntary by the plan sponsor, and the plan sponsor may choose not to comply with Section 404(c).

The EQUI-VEST Trusteed, HR-10 Annuitant-Owned and TSA and the MOMENTUM programs provide the broad range of investment choices and information needed in order to meet the requirements of the Section 404(c) regulation. If the plan is intended to be a Section 404(c) plan, it is, however, the plan sponsor's responsibility to see that the requirements of the DOL regulation are met. Equitable Life and its Agents shall not be responsible if a plan fails to meet the requirements of Section 404(c).

PART 11: INDEPENDENT ACCOUNTANTS

                                  [TO COME]

APPENDIX I: AN EXAMPLE OF EQUI-VEST MARKET VALUE ADJUSTMENT


   The example below shows how the market value adjustment would be determined and how it would be applied to a withdrawal, assuming that $100,000 were to be invested on June 14, 1996 to a Fixed Maturity Period with an Expiration Date of June 15, 2005 at a Rate to Maturity of 7.00% resulting in a Maturity Amount at the Expiration Date of $183,846. We further assume that a withdrawal of $50,000 will be made on June 15, 2000. See "Part 5: The Fixed Maturity Account" for a description of the market value adjustment.

                                                           ASSUMED
                                                    FIXED MATURITY RATE ON
                                                        JUNE 15, 2000
                                                   ----------------------
                                                      5.00%       9.00%
                                                   ----------  ----------
As of June 15, 2000 (Before Withdrawal)
-------------------------------------------------
(1)Market Adjusted Amount ........................   $144,048    $119,487
(2)Book Value ....................................    131,080     131,080
(3)Market Value Adjustment: (1)-(2) ..............     12,968     (11,593)
On June 15, 2000 (After Withdrawal)
-------------------------------------------------
(4)Portion of Market Value Adjustment Associated
 with Withdrawal: (3) X [$50,000 / (1)] ..........      4,501      (4,851)
(5)Reduction in Book Value: [$50,000-(4)]  .......     45,499      54,851
(6)Book Value: (2)-(5) ...........................     85,581      76,229
(7)Maturity Amount ...............................    120,032     106,915
(8)Revised Market Adjusted Amount ................     94,048      69,487

   You should note that under this example if a withdrawal is made when rates have increased from 7.00% to 9.00% (right column), a negative market value adjustment is realized. On the other hand, if a withdrawal is made when rates have decreased from 7.00% to 5.00% (left column), a positive market value adjustment is realized.

-----------------------------------------------------------------------------
                     STATEMENT OF ADDITIONAL INFORMATION
                              TABLE OF CONTENTS
-----------------------------------------------------------------------------


 PART 1:      ADDITIONAL INFORMATION ABOUT THE MOMENTUM Program       Page 3
              HOW WE DEDUCT THE MOMENTUM Quarterly
PART 2:        Administrative Charge                                  Page 3
PART 3:       DESCRIPTION OF CONTRIBUTION SOURCES FOR THE MOMENTUM  Program Page 4
PART 4:       ADDITIONAL LOAN PROVISIONS                              Page 4
PART 5:       TAX RULES: SPECIAL ASPECTS                              Page 7
PART 6:       REQUIRED MINIMUM DISTRIBUTIONS                          Page 9
PART 7:       ACCUMULATION UNIT VALUES                                Page 10
PART 8:       CALCULATION OF ANNUITY PAYMENTS                         Page 10
PART 9:       THE REORGANIZATION                                      Page 12
PART 10:      MONEY MARKET FUND YIELD INFORMATION                     Page 12
PART 11:      OTHER YIELD INFORMATION                                 Page 13
PART 12:      DISTRIBUTION                                            Page 13
PART 13:      KEY FACTORS IN RETIREMENT PLANNING                      Page 13
PART 14:      LONG TERM MARKET TRENDS                                 Page 18
PART 15:      CUSTODIAN AND INDEPENDENT ACCOUNTANTS                   Page 20
PART 16:      FINANCIAL STATEMENTS                                    Page 20


            HOW TO OBTAIN THE EQUI-VEST AND MOMENTUM Statement of
                            Additional Information

Send this request form to:

       FOR EQUI-VEST                            FOR MOMENTUM
       Individual Annuity Center                Momentum Administrative
       The Equitable                            Services
       P.O. Box 2996                            P.O. Box 2919
       New York, NY 10116-2996                  New York, NY 10116

Please send me a Statement of Additional Information

-----------------------------------------------------------------------------
Name
-----------------------------------------------------------------------------
Address
-----------------------------------------------------------------------------
City                                  State                          Zip

                 EQUI-VEST(REGISTERED TRADEMARK) AND MOMENTUM

                         PERSONAL RETIREMENT PROGRAMS
                  AND EMPLOYER SPONSORED RETIREMENT PROGRAMS
                     STATEMENT OF ADDITIONAL INFORMATION
                              DATED MAY 1, 1996

                VARIABLE ANNUITY CONTRACTS FUNDED THROUGH THE
                    INVESTMENT FUNDS OF SEPARATE ACCOUNT A

O  MONEY MARKET
O  INTERMEDIATE
    GOVERNMENT
    SECURITIES
O  QUALITY BOND
O  HIGH YIELD

O  GROWTH & INCOME
O  EQUITY INDEX
O  COMMON STOCK
O  GLOBAL
O  INTERNATIONAL
O  AGGRESSIVE STOCK

ASSET ALLOCATION SERIES:
O  CONSERVATIVE INVESTORS
O  BALANCED
O  GROWTH INVESTORS
                                  ISSUED BY:

          THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
-----------------------------------------------------------------------------

Home Office:                          787 Seventh Avenue, New York, NY 10019

Processing Offices:                   The addresses for our Processing
                                      Offices are in Part 1 of the prospectus
                                      under the heading "Services We
                                      Provide."

-----------------------------------------------------------------------------

This statement of additional information (SAI) is not a prospectus. It should be read in conjunction with the Separate Account A prospectus for EQUI-VEST/MOMENTUM, dated May 1, 1996. Definitions of special terms used in the SAI are found in the prospectus.

A copy of the prospectus is available free of charge by writing the Processing Office, by calling toll-free, 1-800-628-6673 for EQUI-VEST or 1-800-528-0204 for MOMENTUM, or by contacting your Equitable Life Agent.

-----------------------------------------------------------------------------

Copyright 1996 The Equitable Life Assurance Society of the United States, New
                             York, New York 10019
                             All rights reserved.
                             ---------------------             Cat. No.

                     STATEMENT OF ADDITIONAL INFORMATION
                              TABLE OF CONTENTS


                                                                                PAGE
-----------  ------------------------------------------------------------  --------
Part 1       Additional Information about the MOMENTUM Program                     3
-----------  ------------------------------------------------------------  --------
Part 2       How We Deduct the MOMENTUM Quarterly Administrative Charge            3
-----------  ------------------------------------------------------------  --------
Part 3       Description of Sources for the MOMENTUM Program                       4
-----------  ------------------------------------------------------------  --------
Part 4       Additional Loan Provisions                                            4
-----------  ------------------------------------------------------------  --------
Part 5       Tax Rules: Special Aspects                                            7
-----------  ------------------------------------------------------------  --------
Part 6       Required Minimum Distributions                                        9
-----------  ------------------------------------------------------------  --------
Part 7       Accumulation Unit Values                                             10
-----------  ------------------------------------------------------------  --------
Part 8       Calculation of Annuity Payments                                      10
-----------  ------------------------------------------------------------  --------
Part 9       The Reorganization                                                   12
-----------  ------------------------------------------------------------  --------
Part 10      Money Market Fund Yield Information                                  12
-----------  ------------------------------------------------------------  --------
Part 11      Other Yield Information                                              13
-----------  ------------------------------------------------------------  --------
Part 12      Distribution                                                         13
-----------  ------------------------------------------------------------  --------
Part 13      Key Factors in Retirement Planning                                   13
-----------  ------------------------------------------------------------  --------
Part 14      Long Term Market Trends                                              18
-----------  ------------------------------------------------------------  --------
Part 15      Custodian and Independent Accountants                                20
-----------  ------------------------------------------------------------  --------
Part 16      Financial Statements                                                 20
-----------  ------------------------------------------------------------  --------

PART 1--ADDITIONAL  INFORMATION ABOUT THE  MOMENTUM PROGRAM

MASTER PLAN ELIGIBILITY REQUIREMENTS.

Under the Master Plan, the Employer specifies the eligibility requirements for its plan in the participation agreement. The Employer may exclude any employee who has not attained a specified age (not to exceed 21) and completed a specified number of years (not to exceed two) in each of which he completed 1,000 hours of service. No more than one year of eligibility service may be required for a 401(k) plan.

VESTING UNDER THE MASTER PLAN.

Vesting refers to the nonforfeitable portion of a Participant's Retirement Account Value and loans attributable to Employer and matching contributions, under the Master Plan. The Participant's Retirement Account Value attributable to salary-deferral contributions, post-tax employee contributions, prior plan contributions, qualified non-elective and qualified matching contributions is nonforfeitable at all times.

A Participant will become fully vested in all benefits if still employed at death, disability, attainment of normal retirement age or upon termination of the plan. If the Participant terminates employment before that time, any benefits that have not yet become vested under the plan's vesting schedule will be forfeited.

Except as described below in the case of certain non-top heavy plans, benefits must vest in accordance with any of the schedules below or one at least as favorable to Participants as Schedule B or C:



              SCHEDULE A    SCHEDULE B    SCHEDULE C
 YEARS OF       VESTED        VESTED        VESTED
  SERVICE     PERCENTAGE    PERCENTAGE    PERCENTAGE
----------  ------------  ------------  ------------
     1             0%     0%                   0%
     2           100      20                   0
     3           100      40                 100
     4           100      60                 100
     5           100      80                 100
     6           100      100                100



If the plan requires more than one year of service for participation, it must use Schedule A or one at least as favorable to Participants.

Provided the Employer plan is not "top-heavy" and does not require more than one year of service for participation, an Employer may, in accordance with provisions of the Master Plan instead elect one of the following vesting schedules or one at least as favorable to Participants:



                 SCHEDULE F    SCHEDULE G
   YEARS OF        VESTED        VESTED
    SERVICE      PERCENTAGE    PERCENTAGE
-------------  ------------  ------------
less than 3    0%                   0%
       3       20                   0
       4       40                   0
       5       60                 100
       6       80                 100
       7       100                100



BENEFIT DISTRIBUTIONS.

In order for you to begin receiving benefits (including annuity payments) under a Master Plan, your Employer must send us your properly completed election of benefits form and, if applicable, beneficiary designation form. If we receive your properly completed forms on or before the 15th of the month, your benefits will commence as of the close of business on the first Business Day of the next month; if your forms arrive after the 15th, your benefits will commence as of the close of business on the first Business Day of the second following month.

In order for you to begin receiving benefits (including annuity payments) under an individually-designed or prototype defined contribution plan, your Employer must send us a properly completed request for disbursement form. We will send single sum payments to your Plan Trustee as of the close of business on the Business Day we receive a properly completed form. If you wish to receive annuity payments, your Plan Trustee may purchase an annuity contract from us. The annuity contract will be purchased on the Business Day we receive a properly completed form, and payments will commence on that Business Day.

PART 2--HOW WE DEDUCT
 THE MOMENTUM QUARTERLY  ADMINISTRATIVE CHARGE


Each calendar quarter we currently deduct an administrative charge of $7.50 or, if less, .50% of the total of your Retirement Account Value plus the amount of any Active Loan from your Retirement Account Value. No deduction is made, however, if your Retirement Account Value equals or exceeds $25,000. We will deduct this charge in a specified order of Sources and Investment Options. The order of Sources is: employer contributions, matching contributions, qualified non-elective and qualified matching contributions, prior plan contributions, elective contributions and post-tax contributions. The order of Investment Options is: Guaranteed Interest Account, Common Stock, Balanced, Aggressive Stock, Money Market, Intermediate Government Securities, Growth Investors, Conservative Investors, High Yield, Global, Growth & Income, Equity Index, Quality Bond and International Funds.

For example, on the last Business Day of a calendar quarter we will first attempt to deduct the administrative charge from employer contributions within the Guaranteed Interest Account. If there is no money in the Guaranteed Interest Account, we will attempt to deduct the charge from the Common Stock Fund, then Balanced, etc. If there are no employer contributions in any of the Investment Options, we will go to the next Source, employer matching contributions, and attempt to deduct the charge from the Investment Options in the same order described above.


PART 3--DESCRIPTION OF  CONTRIBUTION SOURCES
 FOR THE MOMENTUM  PROGRAM


There are six types of sources of contributions under qualified plans:

EMPLOYER CONTRIBUTIONS


These are contributions made to a plan for the benefit of Participants and beneficiaries by the Employer not covered by the remaining sources.


MATCHING CONTRIBUTIONS

These are Employer Contributions which are allocated to a Participant's account under a plan by reason of the Participant's post-tax contributions or elective contributions to the plan.

POST-TAX CONTRIBUTIONS

These are after-tax contributions made by a Participant in accordance with the terms of a plan.

SALARY-DEFERRAL CONTRIBUTIONS

These are contributions to a plan that are made pursuant to a cash or deferred election (normally in accordance with the terms of a qualified cash or deferred arrangement under Section 401(k) of the Code).

PRIOR PLAN CONTRIBUTIONS

These are contributions that are transferred or rolled over from another qualified plan or a conduit IRA (as described in Section 408(d)(3)(A)(ii) of the Code).

QUALIFIED NON-ELECTIVE AND QUALIFIED
 MATCHING CONTRIBUTIONS

These are employer contributions made pursuant to the terms of a plan subject to either or both of the special nondiscrimination tests applicable to plans that are subject to Section 401(k) (qualified cash or deferred arrangements) or Section 401(m) (applicable to plans that accept matching contributions and/or post- tax contributions) of the Code. Such qualified non-elective and qualified matching contributions are made by an Employer in order to meet the requirements of either or both of the nondiscrimination tests set forth in
Section 401(k) and 401(m) of the Code. This Source is called the Employer 401(k) Account in the Master Plan.


PART 4--ADDITIONAL  LOAN PROVISIONS

MOMENTUM

Under the MOMENTUM Contract, (1) the minimum amount of the loan is $1,000 and
(2) the maximum amount of the loan is 50% of the Participant's vested Retirement Account Value. In no event may any plan loan be greater than $50,000 less the highest outstanding loan balance in the preceding twelve calendar months. You may specify from which Investment Options the plan loan is to be deducted when you request the loan. The loan term must comply with applicable law. See the prospectus "Part 10: Federal Tax and ERISA Matters."

If there is a loan outstanding under an EQUI- VEST Corporate Trusteed Contract and you convert it to the MOMENTUM Contract, the retirement Account Value established for the Participant under the MOMENTUM Contract will be equal to the Annuity Account Value under the EQUI-VEST Contract, less the principal amount of the loan outstanding on the effective date of conversion. That is, the annuity Account Value under the EQUI-VEST Contract will be reduced by the principal amount of the loan. Amounts that were in the EQUI-VEST loan reserve account in excess of the principal balance of the loan may be withdrawn or transferred, subject to any restrictions in the MOMENTUM Contract.

If you, as the employer, are transferring plan assets to the MOMENTUM Program, outstanding plan loans may also be transferred to the MOMENTUM Contract. We refer to these loans as "takeover loans." There will be no contingent withdrawal charge imposed if a takeover loan defaults. Nor will such loans, if defaulted, be deemed withdrawals fro purposes of calculating the minimum death benefits. Repayments of takeover loans will be allocated to the Guaranteed Interest Account. Loans converted from EQUI-VEST Corporate Trusteed to MOMENTUM are not takeover loans.

EQUI-VEST

The EQUI-VEST Corporate Trusteed and non- ERISA TSA Loans have the following features in common:

The term of a TSA or Corporate Trusteed loan is five years unless the loan is used to acquire the Participant's primary residence. Our contract limit for loans used to purchase the Participant's primary residence is 10 years.

The loan term under Corporate Trusteed and TSA Contracts may not extend beyond the earliest of: (1) election and commencement of annuity benefits,
(2) the date of termination of the Contract and (3) the date a death benefit is paid.

Payment to us to cover loan interest and to amortize a loan will be due beginning the first day of the third month following the effective date of the loan and quarterly thereafter. All loan payments made by check must be drawn on a bank in the U.S., in U.S. dollars and made payable to Equitable Life. Loan payments received prior to the due date will be credited only on the next payment due date. Any payments we receive will first be applied to interest, with the balance applied to repayment of the loan.

Only one loan is permitted at any one time. At anytime after the loan has been issued, a loan may be repaid in full and terminated earlier than scheduled.

Many plans provide that the Participant's spouse must consent in writing to the loan.

On the loan effective date, we will transfer to a loan reserve account an amount equal to the loan plus 25% of the loaned amount. The additional 25% is intended as a reserve to cover the contingencies including unpaid interest and applicable withdrawal charges. Initially an amount equal to the loan amount will be held in our general account and will earn interest at an effective annual rate of 4% during the loan term, whereas the additional 25% reserve will be held in the general account but will earn interest at the Guaranteed Interest Account's current guaranteed interest rate applicable to the contract.

You may specify from which Investment Options the loan and loan reserve are to be deducted when you request the loan. If not specified, we will prorate the amounts withdrawn from the Investment Options based on the amounts in each Investment Option. No partial withdrawals or transfers from the loan reserve account are permitted.

On the first day of the third month following the effective date of the loan and quarterly thereafter (or on the first Business Day thereafter, if such day is not a Business Day), the amount of interest earned at 4% annually during the prior quarter will be transferred to the Guaranteed Interest Account.

Any loan payment will result in a transfer of the amount of principal repaid from the portion of the loan reserve account that earns 4% interest to the Guaranteed Interest Account, and then may be withdrawn or transferred to one or more Investment Funds.

Upon full repayment of the loan, any amounts remaining in the loan reserve account will be transferred to the Guaranteed Interest Account and may then be withdrawn or transferred among the Investment Funds.

EQUI-VEST Corporate Trusteed Loans

The EQUI-VEST Trusteed Loan Agreement and Application is entered into between the Participant and the trustee. Equitable performs services specified in the Agreement on behalf of the Trustee. The Trustee or employer, as plan administrator and not Equitable is responsible for monitoring compliance with Code and ERISA requirements and the requirements of the particular plan. The Trustee makes repayment to Equitable.

The trustee of a qualified plan purchasing a Corporate Trusteed Contract may set any interest rate for a loan so long as it is not less than 6% nor more than the maximum rate permitted by applicable law. The trustee (Contract Owner) must bill the plan participant (Annuitant) for the difference, if any, between 6% and the rate the trustee charges. Under the terms of the Code and ERISA, if an unreasonably high or low rate of interest is charged for loans, the plan may be disqualified and the amount of the loan may be treated as a taxable distribution. In that case, the trustee would be required to report the "deemed" distribution to the Internal Revenue Service (IRS).

For Corporate Trusteed Contracts, the "loan effective date" means either (1) the first day of the month following the date the loan agreement, properly completed and signed by the plan participant (Annuitant), is approved by the trustee (Contract Owner) and received and accepted by us at our Processing Office, if the loan agreement is received on or before the 15th day of the month, or (2) the first day of the second month following the date the loan agreement, properly completed and signed by the plan participant (Annuitant), is approved by the trustee (Contract Owner) and received and accepted by us at our Processing Office, if the loan agreement is received after the 15th day of the month.

The loan amount is based on the Participant's vested interest in the Plan and the Annuity Account Value of the EQUI-VEST Contract on the loan effective date.

If loan interest (except interest due at the end of the loan term) or required principal repayments are not received at our Processing Office within fifteen days after the due date, or if any loan principal and accrued interest are due at the end of the loan term, the loan is in default. We will make a partial withdrawal from the additional loan reserve account in an amount sufficient to pay the amount due plus any applicable withdrawal charges and any required income tax withholding. Such a withdrawal could result in a penalty tax or the disqualification of your Trusteed Contract or the qualified plan.

The trustee is required to report to the IRS the amount of the default as a deemed taxable distribution which may also be subject to penalty tax.

EQUI-VEST Non-ERISA TSA Loans

The EQUI-VEST TSA Loan Agreement permits only one loan outstanding under the contract at any time. It further provides that the minimum loan amount is $3,000 and the maximum is $50,000 (less the highest outstanding loan balance in the preceding twelve calendar months). The maximum amount of the loan is 80% of the Annuity Account Value, if the amount of the Annuity Account Value is at least $3,750 but less than $12,500; $10,000 if the amount of the Annuity Account Value is at least $12,500 but less than $20,000; or 50% of the Annuity Account Value if the amount of the Annuity Account Value is $20,000 or more.

The Annuity Account Value is measured on the "Loan Effective Date" which is the first day of the month following the date we approve a properly completed loan agreement form.

If a required loan repayment on a TSA Contract is not made, we will treat the amount equal to the interest and principal payment due as a default. We will also deduct a default charge (as described below) and, if applicable, any required income tax withholding. We will treat such amount (plus any required income tax withholding) as a "deemed distribution." Such amount will be taxable and also may be subject to a penalty tax.

The default charge on the amount of deemed distribution is equal to the applicable withdrawal charge which would have applied if such amount had been withdrawn from the Contract.

Amounts in default will be in the loan reserve account in suspense until Federal tax rules permit such amounts to be deducted from the TSA Contract to repay your obligation to us.

Currently we default your loan missed payment-by missed payment, but under Federal proposed income tax regulation, we may be required to default the entire unpaid loan balance and unpaid interest at the time of the default. If your contract is subject to Federal income tax withdrawal restrictions at the time you default, because of the interplay between Federal income tax rules and State insurance law requisites, we may be required to continue to charge interest and credit interest on the unpaid loan balance until such defaulted payment liability can be satisfied by an actual distribution. This may result in additional taxable income to you without any additional offset. Interest credited on amounts in the suspense account can result in additional taxable income in the amount of the interest credited and also may be subject to a penalty tax. See "Penalty Tax on Early Distributions" and "Distributions from Qualified Plans and TSAs" in Part 10 of the prospectus.

Under Proposed Treasury Regulations, we could be required to treat the entire remaining outstanding balance of the loan (including any unpaid interest) as a deemed taxable distribution in the year of the default which is subject to income tax reporting and early distribution tax penalty. See Part 10 of the prospectus.

ERISA TSA Loans
(beginning on or about 7/96)

Loans under ERISA TSA plans are expected to be permitted beginning around July 1996. Interested Contract Owners will be notified of the details of forms and other special rules at that time. However, the rules will be governed by ERISA regulations and therefore are expected to be similar to those described above for Corporate Trusteed loans.

In addition, plan administrators for an ERISA TSA is required to set a reasonable rate of interest for Participant loans. If they fail to do so, we will set a rate. If we set the rate, it will be equal to the Prime Rate (the base rate on corporate loans posted by at least 75% of the nation's 30 largest banks) as published in the Wall Street Journal on the first Monday of the last month of the calendar quarter prior to the effective date of the loan, plus one percentage point (1.00%).


PART 5--TAX RULES:
 SPECIAL ASPECTS
 EQUIVEST ONLY

                  DISTRIBUTIONS AFTER DEATH OF THE CONTRACT
                     OWNER OF A NON-QUALIFIED ANNUITY


If a Contract Owner dies after distributions in the form of an annuity have begun but prior to the time the entire interest in the Contract has been distributed, the remaining portion of that interest must be distributed at least as rapidly as under the method of distribution in effect at the time of the Contract Owner's death.

If the Contract Owner is not the Annuitant and dies prior to the annuity starting date, the entire interest must be (1) distributed within five years after the death of the Contract Owner, or (2) distributed as annuity payments for the life of the Contract Owner's beneficiary (or over a period that does not extend beyond the life expectancy of the Contract Owner's beneficiary), provided distributions begin within one year of the Contract Owner's death. An exception to this rule applies, however, if the Contract Owner's spouse is the Contract Owner's designated beneficiary. In such case the spouse may continue the contract as the new Contract Owner.

If the Contract Owner and the Annuitant are the same and a Successor Annuitant Owner has not been elected, the death benefit provisions of the contract discussed in the prospectus, will apply on the death of the Contract Owner-Annuitant. Any optional mode of settlement selected under those provisions must also satisfy the above distribution rules.


NON-QUALIFIED ANNUITY CONTRACT
 AGGREGATION RULES

We are required to aggregate (link together and treat as one contract) certain nonqualified annuity contracts. Aggregation is required only for the purpose of calculating the taxable amount on any distribution, including surren-ders, from one or more "linked" contracts. For this reason, the amount subject to income tax withholding and tax information reporting may indicate a different taxable amount than the Contract Owner might otherwise anticipate.

Contracts purchased after October 21, 1988 must be aggregated if they are purchased in the same calendar year. Contracts are required to be linked if they are issued by the same insurance company or by a related affiliated company (for example, Equitable Life and its wholly-owned subsidiary Equitable Variable Life Insurance Company).


CERTAIN DISTRIBUTIONS FROM
 TRUSTEED CONTRACTS

In the case of an EQUI-VEST Trusteed Contract, the trustee, as Contract Owner, may transfer ownership of the Contract to the Annuitant in certain circumstances. This transfer constitutes a distribution from a qualified plan. Although the Annuitant will receive a tax information report on the distribution from the plan administrator, this transaction is not a taxable event to the Annuitant until any payments are made under the transferred Contract. The transfer of ownership from the Trustee to the Annuitant is not an IRA rollover. If they otherwise qualify as "eligible rollover distributions," amounts distributed from the Contract, however, may subsequently be directly rolled over into an individual retirement arrangement.


SIMPLIFIED EMPLOYEE PENSION PLAN
 (SEPS)

When an employer establishes a SEP for its employees, contributions for each eligible employee can be made under a Contract issued as an IRA.

Employers with 25 or fewer eligible employees for the prior taxable year may allow such employees to make salary reduction contributions to a SEP (SARSEP). SARSEP arrangements can be offered only if at least 50% of the eligible employees elect to participate in the SARSEP. Special nondiscrimination rules apply to highly compensated employees in a SARSEP. The percentage of compensation deferred by any eligible highly compensated employee cannot exceed 125% of the average deferred compensation percentage for all eligible non-highly compensated employees. In addition, rules similar to those applicable to 401(k) programs and salary reduction TSAs apply to distributions of excess elective deferrals and excess contributions.


Contributions. Due to statutory limits, in 1996 an employer's contribution to a SEP for an employee, including any salary reduction contributions, cannot exceed the lesser of $22,500 or 15% of the employee's compensation. The employee's compensation is determined without taking into account the employer's contribution to the SEP, and is statutorily limited to $150,000. This figure may be adjusted for cost of living changes in future years.

The employer must make a contribution for each employee who has reached age 21 and has worked for the employer during at least three of the preceding five years. Contributions are not required for employees who (1) earn less than $300 as indexed for inflation ($400 in 1996) in a year, (2) are covered by a collective bargaining agreement or (3) are non-resident aliens who receive no earned income from the employer from sources within the United States. Generally, SEP plans are maintained on a calendar year basis.


Employer contributions must be made under a written program which provides that (i) withdrawals are permitted, (ii) contributions are made under an allocation formula and (iii) bear a uniform relationship to compensation. As noted above, compensation is limited to $150,000. Contributions cannot discriminate in favor of highly compensated employees. Contributions to the SEP may take employer-paid Social Security benefits into account, provided the level of integration satisfies the limits contained in the Code.


Except as otherwise indicated in this section, all of the IRA rules discussed in Part 10 of the prospectus, including those relating to revocation, distributions and penalties for early, minimum and excess distributions, apply to SEPs.


LIMITS ON DISTRIBUTIONS

A 15% excise tax applies to an individual's aggregate excess distributions from all tax- favored retirement plans (not including EDC plans). The excise tax is in addition to the ordinary income tax due but is reduced by the amount (if any) of the early distribution penalty tax imposed by the Code. The aggregate distributions in any year will be subject to excise tax if they exceed $155,000 in 1996.


In addition, in certain cases the estate tax imposed on a deceased individual's estate will be increased if the accumulated value of the individual's interests in qualified annuities and tax favored retirement plans is excessive. Whether a lump sum distribution is excessive for excise tax purposes is separately calculated. The applicable limits are five times the above limits.

PENALTIES FOR EXCESS DEFERRALS


If an individual's aggregate elective deferrals under 401(k) programs, SARSEPs and TSAs exceed the permitted elective deferral limit in any taxable year (generally $7,000 as indexed; $9,500 in 1996), the individual will be taxed twice on the excess deferral--once in the year of the deferral and again when a distribution occurs. If the individual notifies the affected plan or plans and, by April 15 of the following year, receives a distribution of the excess deferral and related income, the excess deferral will only be taxed in the year of deferral. Any related income will be taxed in the year of the distribution. The distribution of the excess deferral plus income is not treated as a withdrawal of restricted funds, is not subject to the 10% penalty tax on early retirement distributions and is not an eligible rollover distribution subject to 20% mandatory federal income tax withholding. If excess deferrals remain in the plan, the plan may be disqualified.


PENALTIES IMPOSED ON EMPLOYERS FOR
 EXCESS CONTRIBUTIONS

A non-tax-exempt employer is subject to a 10% penalty tax for nondeductible contributions to a qualified plan or SEP.

If a 401(k) program or defined contribution plan with an employer matching feature receives employer contributions for highly compensated employees which exceed applicable nondiscrimination limits for any plan year, the employer is subject to a 10% penalty on any such excess contributions. The employer may avoid the penalty if the plan distributes the excess, plus income, within 2 1/2 months after the close of the plan year.


Unless the amount distributed is under $100, the recipient of the distribution is taxed on the distribution and the related income in the year the contribution was made. Such a distribution is not treated as a withdrawal of restricted funds, is not subject to the 10% penalty tax on early retirement distributions and is not an eligible rollover distribution subject to 20% mandatory Federal income tax withholding.

PART 6--REQUIRED MINIMUM  DISTRIBUTIONS OPTION/  AUTOMATIC MINIMUM
 WITHDRAWAL OPTION

If you elect this feature designed for Annuitants and Participants age 70 1/2 or older, described in the prospectus, each year we calculate your minimum distribution amount by using the Annuity Account Value or Retirement Account Value, as appropriate, as of December 31 of the prior calendar year and then calculating the minimum distribution amount based on the various choices you make.

You may choose whether the Required Minimum Distribution Option (EQUI-VEST) or Automatic Minimum Withdrawal Option (MOMENTUM) will be calculated based on your life expectancy alone, or based on the joint life expectancies of you and your spouse. You may also choose (1) to have us recalculate your life expectancy (or joint life expectancy) each year, or (2) not recalculate your life expectancy. If you have chosen a joint-life expectancy method of calculation with your spouse, you may choose to either have both lives recalculated or not recalculated.

When we recalculate life expectancy, that means that each calendar year we see what each individual's life expectancy is under Treasury Regulations. If life expectancy is not recalculated, it means that it is determined once, for the initial year, and in every subsequent year that number is reduced by one more year.

If you do not specify a method, we will base a calculation on your life expectancy alone, recalculating it each year. If you do not specify that we should recalculate life expectancy, you can-not later apply your Annuity Account Value/ Retirement Account Value to an annuity payout.

The minimum distribution calculation takes into account partial withdrawals made during the current calendar year but prior to the date we determine your minimum distribution amount, except that when the Required Minimum Distribution is elected in the year in which the Annuitant attains age
71 1/2, no adjustment for partial withdrawals will be made for any withdrawals made between January 1 and April 1 of the year in which the election is made.

Our Options should not be elected if the Annuitant continues to work beyond age 70 1/2 and contributions continue to be made into the Contract. To do so could result in an insufficient distribution. You must request the amount to be separately calculated each year to ensure that you withdraw the correct amount.

Note that our automated Options do not provide for all the flexibility provided by Federal law. For example, Federal law permits you to recalculate your life expectancy and not your spouse's and to choose the joint life expectancy method with a beneficiary other than your spouse. See your tax advisor.


PART 7--ACCUMULATION
 UNIT VALUES


Accumulation Unit Values are determined at the end of each Valuation Period for each of the Investment Funds. The Accumulation Unit Values for EQUI-VEST and MOMENTUM may vary. The method of calculating Accumulation Unit Values is set forth below.


The Accumulation Unit Value for an Investment Fund for any Valuation Period is equal to the Accumulation Unit Value for the preceding Valuation Period multiplied by the Net Investment Factor for that Investment Fund for that Valuation Period. The NET INVESTMENT FACTOR is
 a
(-)- c where:
 b


(a) is the value of the Investment Fund's shares of the corresponding Portfolio at the end of the Valuation Period before giving effect to any amounts allocated to or withdrawn from the Investment Fund for the Valuation Period. For this purpose, we use the share value reported to us by The Hudson River Trust. This share value is after deduction for investment advisory fees and direct expenses of The Hudson River Trust.

(b) is the value of the Investment Fund's shares of the corresponding Portfolio at the end of the preceding Valuation Period (after any amounts allocated or withdrawn for that Valuation Period).

(c) is the daily Separate Account asset charge for the expenses of the contracts times the number of calendar days in the Valuation Period, plus any charge for taxes or amounts set aside as a reserve for taxes.

PART 8--CALCULATION OF ANNUITY PAYMENTS

The calculation of monthly annuity payment under a Contract takes into account the number of annuity units of each Investment Fund credited under a Contract, their respective annuity unit values, and a Net Investment Factor. The annuity unit values used for EQUI- VEST and MOMENTUM may vary, although the method of calculating annuity unit values set forth below applies to all. Annuity unit values will also vary by Investment Fund.

For each Valuation Period, the adjusted Net Investment Factor is equal to the Net Investment Factor for the Fund reduced for each day in the Valuation Period by:

o .00013366 of the Net Investment Factor for a Contract with an assumed base rate of net investment return of 5% a year; or

o .00009425 of the Net Investment Factor for a Contract with an assumed base rate of net investment return of 3 1/2 %.

Because of this adjustment, the annuity unit value rises and falls depending on whether the actual rate of net investment return (after charges) is higher or lower than the assumed base rate.

The assumed base rate will be 5%, except in states where that rate is not permitted. Annuity payments based upon an assumed base rate of 3 1/2 % will at first be smaller than those based upon a 5% assumed base rate. Payments based upon a 3 1/2 % rate, however, will rise more rapidly when unit values are rising, and payments will fall more slowly when unit values are falling than those based upon a 5% rate.


The amounts of variable annuity payments are determined as follows:


Payments normally start on the Business Day specified on your election form, or on such other future date as specified therein. The first three monthly payments are the same. Each of the first three payments will be based on the amount specified in the Tables Of Guaranteed Annuity Payments in the applicable EQUI-VEST or MOMENTUM Contract.


The first three payments depend on the assumed base rate of net investment return and the form of annuity chosen (and any fixed period). If the annuity involves a life contingency, the risk class and the age of the Annuitants will affect payments.


Payments after the first three will vary according to the investment performance of the Investment Fund(s) selected to fund the variable payments. After that, each monthly payment will be calculated by multiplying the number of annuity units credited by the average annuity unit value for the selected fund for the second calendar month immediately preceding the due date of the payment. The number of units is calculated by dividing the first monthly payment by the annuity unit value for the Valuation Period which includes the due date of the first monthly payment. The average annuity unit value is the average of the annuity unit values for the Valuation Periods ending in that month.

Illustration of Calculation of Annuity Payments. To show how we determine variable annuity payments, assume that the Annuity Account Value for an EQUI-VEST Series 100 Contract on a retirement date is enough to fund an annuity with a monthly payment of $100 and that the annuity unit value of the selected Investment Fund for the Valuation Period that includes the due date of the first annuity payment is $3.74. The number of annuity units credited under the Contract would be 26.74 (100 divided by 3.74 = 26.74). Based on a hypothetical average annuity unit value of $3.56 in October 1995, the annuity payment due in December 1995 would be $95.19 (the number of units (26.74) times $3.56).

The examples below show what the annuity payment would have been for December 1995 for each base rate of net investment return, assuming that $100,000 was applied at the beginning of each period shown, for a female age 75, to purchase a variable Life Annuity with 10 Years Period Certain, with initial
payment of $     :

                   BASE     ONE     THREE    FIVE      TEN       SINCE
                   RATE     YEAR    YEARS    YEARS    YEARS    INCEPTION
                 -------  ------  -------  -------  -------  -----------
Money Market       3.50%
                   5.00%
Intermediate
 Government
 Securities        3.50%
                   5.00%
Quality Bond       3.50%
                   5.00%
High Yield         3.50%
                   5.00%
Growth & Income    3.50%
                   5.00%
Equity Index       3.50%
                   5.00%
Common Stock       3.50%
                   5.00%
Global             3.50%
                   5.00%
Internationsl      3.50%
                   5.00%
Aggressive
 Stock             3.50%
                   5.00%
The Asset
 Allocation
 Series:
Conservative
 Investors         3.50%
                   5.00%
Balanced           3.50%
                   5.00%
Growth
 Investors         3.50%
                   5.00%

PART 9--THE  REORGANIZATION


Equitable Life established Separate Account A as a stock account on August 1, 1968. It was one of four separate investment accounts used to fund retirement benefits under variable annuity certificates issued by us. Each of these separate accounts, which included the predecessors to the Money Market Fund, the Balanced Fund, the Common Stock Fund and the Aggressive Stock Fund, was organized as an open-end management investment company, with its own investment objectives and policies. Collectively these separate accounts, as well as two other separate accounts which had been used to fund retirement benefits under certain other annuity contracts, are called the Predecessor Separate Accounts.


On December 18, 1987, the Predecessor Separate Accounts were combined in part and reorganized into the Money Market, Balanced, Common Stock and Aggressive Stock Funds of the Separate Account. In connection with the Reorganization, all of the assets and investment-related liabilities of the Predecessor Separate Accounts were transferred to a corresponding portfolio of The Equitable Trust in exchange for shares of the portfolios of The Equitable Trust, which were issued to these corresponding Investment Funds of the Separate Account. As described in "Part 3: Investment Performance" in the prospectus, on September 6, 1991, all of the shares of The Equitable Trust held by these Investment Funds were replaced by shares of Portfolios of The Hudson River Trust corresponding to these Investment Funds of the Separate Account.

PART 10--MONEY MARKET
 FUND YIELD INFORMATION

The Money Market Fund calculates yield information for seven-day periods. To determine the seven-day rate of return, the net change in an Accumulation Unit Value is computed by subtracting the Accumulation Unit Value at the beginning of the period from an Accumulation Unit Value, exclusive of capital changes, at the end of the period.

The net change is then reduced by the average administrative charge factor for your contract. This reduction is made to recognize the deduction of the annual administrative charge, which is not reflected in the unit value. See the applicable "Administrative Charge" section in Part 8 of the prospectus. Accumulation Unit Values reflect all other accrued expenses of the Money Market Fund.


The adjusted net change is divided by the Accumulation Unit Value at the beginning of the period to obtain the adjusted base period rate of return. This seven-day adjusted base period return is then multiplied by 365/7 to produce an annualized seven-day current yield figure carried to the nearest one-hundredth of one percent.


The actual dollar amount of the annual administrative charge for EQUI-VEST or quarterly administrative charge for MOMENTUM that is deducted from the Money Market Fund will vary for each contract and the percentage of the aggregate Annuity Account Value allocated to the Money Market Fund. To determine the effect of the annual administrative charge on the yield, we start with the total dollar amount of the charges deducted from the Money Market Fund on the last day of the prior year. This amount is multiplied by 7/365 to produce an average administrative charge factor which is used in weekly yield computations for the ensuing year. The average administrative charge is then divided by the number of Money Market Fund Accumulation Units for the MOMENTUM or EQUI-VEST Series Contract as of the end of the prior calendar year, and the resulting quotient is deducted from the net change in Accumulation Unit Value for the seven-day period.


The effective yield is obtained by modifying the current yield to give effect to the compounding nature of the Money Market Fund's investments, as follows: the unannualized adjusted base period return is compounded by adding one to the adjusted base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, i.e., effective yield = (base period return +1) 365/7 -1. The Money Market Fund yields will fluctuate daily. Accordingly, yields for any given period are not necessarily representative of future results. In addition, the value of Accumulation Units of the Money Market Fund will fluctuate and not remain constant.

The Money Market Fund yields reflect charges that are not normally reflected in the yields of other investments and therefore may be lower when compared with yields of other investments. Money Market Fund yields should not be compared to the return on fixed rate investments which guarantee rates of interest for specified periods, such as the Guaranteed Interest Account or bank deposits. The yield should not be compared to the yield of money market funds made available to the general public because their yields usually are calculated on the basis of a constant $1 price per share and they pay out earnings in dividends which accrue on a daily basis.


While the Money Market Fund yields will vary among the different EQUI-VEST Contracts and MOMENTUM, the same method of calculating Money Market Fund yields applies. The seven- day current yield and effective yield figures set forth below reflect the highest charges that are currently being assessed under any EQUI- VEST Contract and the actual MOMENTUM charges and are for illustrative purposes only.

The seven-day current yield for the Money Market Fund was     % for EQUI-VEST
and     % for MOMENTUM for the period ended December 31, 1995. The effective
yield for the Money Market Fund for that period was     % for EQUI-VEST and
  % for MOMENTUM. Because these yields reflect the deduction of Separate Account expenses, including the annual or quarterly administrative charge, they are lower than the corresponding yield figures for the Money Market Portfolio which reflect only the deduction of Trust-level expenses.

PART 11--OTHER YIELD
 INFORMATION

Thirty-day yields may vary according to the series of your EQUI-VEST Contract and from EQUI-VEST to MOMENTUM, although the same method of calculating Fund yields applies. The yield figures set forth below reflect the highest charges that are currently being assessed under any series of EQUI-VEST Contract. MOMENTUM yields are separate.


The effective yield is obtained by giving effect to the compounding nature of the Fund's investments, as follows: the sum of the 30-day adjusted return, plus one, is raised to a power equal to 365 divided by 30, and subtracting one from the result.


The 30-day yields for the period ended December 31, 1995 were     % for
EQUI-VEST and     % for MOMENTUM for the Intermediate Government Securities
Fund,     % for EQUI- VEST and     % for MOMENTUM for the Quality Bond Fund
and     % for EQUI-VEST and     % for MOMENTUM for the High Yield Fund.
Because these yields reflect the deduction of Separate Account expenses, including the annual administrative charge, they are lower than the yield figures for the corresponding Portfolios which reflect only the deduction of Trust-level expenses.

PART 12--DISTRIBUTION


Equico Securities, Inc. (Equico), a wholly- owned subsidiary of Equitable Life, performs all sales functions for the Separate Account and may be deemed to be its principal underwriter under the 1940 Act. Equico is also the principal underwriter of The Hudson River Trust. Equico is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 (Exchange Act) and is a member of the National Association of Securities Dealers, Inc. Equico's principal business address is 1755 Broadway, New York, New York 10019. The offering described in the prospectus will be made through Equitable Agents who are registered representatives of Equico. For EQUI- VEST Series 400 IRA and NQ Contracts, broker-dealer compensation will not exceed 7% of total contributions made under such Contracts.


PART 13: KEY FACTORS IN  RETIREMENT PLANNING


INTRODUCTION


Equitable offers retirement programs that are available to help meet the retirement needs of individuals and of employers, businesses, and certain tax-exempt organizations. In assessing these retirement needs, some key factors need to be addressed: (1) the impact of inflation on fixed retirement incomes; (2) the importance of starting to plan early for retirement; (3) the benefits of tax-deferral; and (4) the selection of an appropriate investment strategy. Each of these factors is addressed below.


Unless otherwise noted, all of the following presentations use an assumed
annual rate of return of    % compounded annually. This rate of return is for
illustrative purposes only and is not intended to represent an expected or guaranteed rate of return for any investment vehicle. In addition, unless otherwise noted, none of the illustrations reflect any charges that may be applied under a particular investment vehicle. Such charges would effectively reduce the actual return under any investment vehicle.

All earnings in these presentations are assumed to accumulate tax-deferred unless otherwise noted. Most programs designed for retirement savings offer tax-deferral. Amounts withdrawn generally are taxable and a 10% penalty tax may apply to premature withdrawals. Certain retirement programs prohibit early withdrawals. See "Part 10: Federal Tax and ERISA Matters." Where taxes are taken into consideration in these presentations, a 28% tax rate is assumed.

The source of the data used by us to compile the charts which appear in this
Part 13 (other than charts 1, 2, 3 and 4) is Ibbotson Associates, Inc. Chicago. Stocks, Bonds, Bills and Inflation 1996 Yearbook (TM). All rights reserved.


In reports or other communications or in advertising material we may make use of these or other graphic or numerical illustrations that we prepare showing the impact of inflation, planning early for retirements, tax-deferral, diversification and other concepts important to retirement planning.

INFLATION


Inflation erodes purchasing power. This means that, in an inflationary period, the dollar is worth less as time passes. Because many people live on a fixed income during retirement, inflation is of particular concern to them. The charts below illustrate the detrimental impact of inflation over an extended period of time. Between 1965 and 1995, the average annual inflation
rate was     %. As demonstrated in Chart 1, this     % average annual rate of
inflation would cause the purchasing power of $35,000 to decrease to only after 30 years.

In Chart 2, the impact of inflation is examined from another perspective. Specifically, the chart illustrates the additional income needed to maintain the purchasing power of $35,000 over a thirty year period. Again, the 1965-1995 historical inflation rate of 5. % is used. In this case, an
additional $        would be required to maintain the purchasing power of
$35,000 after 30 years.


                                   CHART 1
                               [CHART TO COME]

                                   CHART 2

                               [CHART TO COME]


STARTING EARLY

The impact of inflation accentuates the need to begin a retirement program early. The value of starting early is illustrated in the following charts. As shown in Chart 3, if an individual makes annual contributions of $2,500 to
his retirement program beginning at age 30, he would accumulate $        by
age 65 under the assumptions described earlier. If that individual waited
until age 50, he would only accumulate $       by age 65 under the same
assumptions.

                                   CHART 3


                               [CHART TO COME]

In Table 1, the impact of starting early is demonstrated in another format. For example, if an individual invests $300 monthly, he would accumulate $
    in thirty years under our assumptions. In contrast, if that individual invested the same $300 per month for 15 years, he would accumulate only $
    under our assumptions.


                                   Table 1


   MONTHLY
   CONTRI-
   BUTION     YEAR 10   YEAR 15   YEAR 20   YEAR 25   YEAR 30
-----------  --------  --------  --------  --------  --------
    $ 20
      50
     100
     200
     300




Chart 4 presents an additional way to demonstrate the significant impact of starting to make contributions to a retirement program earlier rather than later. It assumes that an individual had a goal to accumulate $250,000 (pre-tax) by age 65. If he starts at age 30, under our assumptions he could reach the goal by making a monthly pre-tax contribution of $130 (equivalent to $93 after taxes). The total net cost for the 30 year old in this
hypothetical example would be $      . If the individual in this hypothetical
example waited until age 50, he would have to make a monthly pre-tax contribution of $747 (equivalent to $552 after taxes) to attain the goal, illustrating the importance of starting early.

                                   CHART 4
                               [CHART TO COME]


TAX-DEFERRAL

Contributing to a retirement plan early is part of an effective strategy for addressing the impact of inflation. Another part of such a strategy is to carefully select the types of retirement programs in which to invest. In deciding where to invest retirement contributions, there are three basic types of programs.

The first type offers the most tax benefits, and therefore is potentially the most beneficial for accumulating funds for retirement. Contributions are made with pre-tax dollars or are tax-deductible and earnings grow income tax-deferred. Examples of this type of program that permit individuals to make contributions through personal savings or indirectly through employer-offered salary deferrals are deductible Individual Retirement Annuities (IRAs); Tax-Sheltered Annuities (TSAs); Employee Deferred Compensation plans (EDCs); 401(k) plans; and Salary Reduction Simplified Employee Pensions (SARSEPs).

Of course, not every individual is eligible to take advantage of these programs. Examples of this type of program which are employer funded are qualified defined contribution plans, SEPs and HR-10 (Keogh) Plans.

The second type of program also provides for tax-deferred earnings growth, however, contri-butions are made with after-tax dollars. Examples of this type of program are non- deductible IRAs and non-qualified annuities.


The third approach to retirement savings is fully taxable. Contributions are made with after-tax dollars and earnings are taxed each year. Examples of this type of program include certificates of deposit, savings accounts, and taxable stock, bond or mutual fund investments.


Consider an example. For the type of retirement program that offers both pre-tax contributions and tax-deferral, assume that a $2,500 annual pre-tax contribution is made for thirty years. In this example, the retirement funds would be $199,607 after thirty years (assuming a 7.5% rate of return, no withdrawals and assuming the deduction of a 1.75% Separate Account daily asset and Trust annual expense charges and a $30 administrative charge--but no contingent withdrawal charge) and such funds would be $277,886 without the effect of any charges. Assuming a lump sum withdrawal was made in year thirty and a 28% tax bracket, these amounts would be $143,717 and $200,078, respectively.

For the type of program that offers only tax- deferral, assume an after-tax annual contribution of $1,800 for thirty years and the same rate of return. This after-tax contribution is derived by taxing the $2,500 pre-tax contribution again assuming a 28% tax bracket. In this example, the retirement funds would be $143,468 after thirty years assuming the deduction of charges and no withdrawals, and $200,078 without the effect of charges. Assuming a lump sum withdrawal in year thirty, the total after-tax amount would be $118,417 with charges deducted and $159,176 without charges.

For the fully taxable investment, assume an after- tax contribution of $1,800 for thirty years. Earnings are taxed annually. After thirty years, the amount of this fully taxable investment is $135,058. Keep in mind that taxable investments have fees and charges too (investment advisory fees, administrative charges, 12b-1 fees, sales loads, brokerage commissions, etc). We have not attempted to apply these fees and charges to the fully taxable amounts since this is intended merely as an example of tax deferral. Were such charges applied, the amounts in the fully taxable example would be lower.

Again, it must be emphasized that the assumed rate of return of 7.5% compounded annually used in these examples is for illustrative purposes only and is not intended to represent a guaranteed or expected rate of return on any investment vehicle. Moreover, early withdrawals of tax-deferred investments are generally subject to a 10% penalty tax.

INVESTMENT OPTIONS

Selecting an appropriate retirement program is clearly an important part of an effective retirement planning strategy. Carefully choosing among investment options is another essential component.


As demonstrated in Chart 5, during the 1965- 1995 period, common stock average annual returns outperformed the average annual returns of fixed investments such as long-term government bonds and Treasury Bills (T-Bills). See "Notes" at the end of this section. Common stocks earned an average
annual return of 9.95% over this period, in contrast to     % and     % for
the other two investment categories. Significantly, common stock returns also
outpaced inflation which grew at     % over this period.


                                   CHART 5

                               [CHART TO COME]


While Chart 5 illustrates that investments in common stocks outperformed fixed-income in-vestments for the 1965-1995 period, many people prefer to diversify their investments by selecting a mix of fixed income and growth investments. In Chart 6, the growth of a $1,000 investment is shown given various mixes of fixed income and growth investments. See "Notes" on the following page.


                                   CHART 6

                               [CHART TO COME]

Although common stock returns have historically outpaced returns of fixed investments, people often allocate a significant percentage of their retirement funds to fixed return investments. Their primary concern is the preservation of principal. Given this concern, Chart 7 illustrates the impact of exposing only the interest generated by a fixed investment to the stock market. In this illustration, the fixed investment is represented by a Treasury Bill return and the stock investment is represented by the Standard & Poor's 500 ("S&P 500").


The chart assumes that a $20,000 fixed investment was made on January 1, 1980. If the interest on that investment were to accumulate based upon the
return of the S&P 500, the total investment would have been worth $        in
1995. Had the interest been reinvested in the fixed investment, the fixed
investment would have grown to $      . As illustrated in Chart 7,
significant opportunities for growth exist while preserving principal. See "Notes" on the following page.


                                   CHART 7


                               [CHART TO COME]

Another variation of the example in Chart 7 is to gradually transfer principal from a fixed investment into the stock market. Chart 8 assumes that a $20,000 fixed investment was made on January 1, 1980. For the next two years, $540 is transferred monthly into the stock market (represented by the S&P 500). The total investment, given this strategy, would have grown to $
    in 1995. In contrast, had the principal not been transferred, the fixed
investment would have grown to $      . See "Notes" on the following page.


                                   CHART 8

                              [CHART TO COME]

1. Common Stocks: Standard & Poor's (S&P) Composite Index is an unmanaged weighted index of the stock performance of 500 industrial, transportation, utility and financial companies. Results shown assume reinvestment of dividends. Both market value and return on common stock will vary.

2. U.S. Government Securities: Long-term Government Bonds are measured using a one-bond portfolio constructed each year containing a bond with approximately a 20-year maturity and a reasonably current coupon. U.S. Treasury Bills are measured by rolling over each month a one-bill portfolio containing, at the beginning of each month, the bill having the shortest maturity not less than one month. U.S. Government securities are guaranteed as to principal and interest, and if held to maturity, offer a fixed rate of return.

  However, market value and return on such securities will fluctuate prior to maturity.


EQUI-VEST or MOMENTUM can be effective for diversifying ongoing investments between various asset categories. In addition, for individuals investing a lump sum, special features are offered which help address the risk associated with timing the equity markets. Specifically, an interest sweep function is offered whereby an individual can initially contribute a lump sum in the Guaranteed Interest Account and then sweep the interest generated by the investment into any of the growth-oriented options over a specified period of time. In addition, a fixed dollar principal transfer function is offered whereby an individual can initially contribute a lump sum in the Guaranteed Interest Account and then transfer a fixed dollar amount of the principal into the growth-oriented options over a specified period of time. Neither of these features can guarantee a profit or assure against loss in a declining market.

PART 14--LONG TERM
 MARKET TRENDS

As a tool for understanding how different investment strategies may affect long-term results, it may be useful to consider the historical returns on different types of assets. The following charts present historical return trends for various types of securities. The information presented, while not directly related to the performance of the Investment Funds, helps to provide a perspective on the potential returns of different asset classes over different periods of time. By combining this information with your knowledge of your own financial needs (e.g., the length of time until you retire, your financial requirements at retirement), you may be able to better determine how you wish to allocate plan contributions among the Investment Options available under your plan.

Historically, the long-term investment performance of common stocks has generally been superior to that of long or short-term debt securities. For those investors who have many years until retirement, or whose primary focus is on long-term growth potential and protection against inflation, there may be advantages to allocating some or all of their Annuity or Retirement Account Value to those Investment Funds that invest in stocks.

                   Growth of $1 Invested on January 1, 1954
                     (Values are as of last business day)

                               [CHART TO COME]

Over shorter periods of time, however, common stocks tend to be subject to more dramatic changes in value than fixed income (debt) securities. Investors who are nearing retirement age, or who have a need to limit short-term risk, may find it preferable to allocate a smaller percentage of their Annuity or Retirement Account Value to those Investment Funds that invest in common stocks. The following graph illustrates the monthly fluctuations in value of $1 based on monthly returns of the Standard & Poor's 500 during 1990, a year that represents more typical volatility than 1995.

                   Growth of $1 invested on January 1, 1990
                    (Values are as of last business day).


                               [CHART TO COME]


The following chart illustrates average annual rates of return over selected time periods between December 31, 1926 and December 31, 1995 for different types of securities: common stocks, long-term government bonds, long-term corporate bonds, intermediate-term government bonds and U.S. Treasury Bills. For comparison purposes, the Consumer Price Index is shown as a measure of inflation. The average annual returns shown in the chart reflect capital appreciation and assume the reinvestment of dividends and interest. No investment management fees or expenses, and no charges typically associated with deferred annuity products, are reflected. The information presented is merely a summary of past experience for unmanaged groups of securities and is neither an estimate nor guarantee of future performance. Any investment in securities, whether equity or debt, involves varying degrees of potential risk, in addition to offering varying degrees of potential reward.


The rates of return illustrated do not represent returns of the Separate Account. In addition, there is no assurance that the performance of the Investment Funds will correspond to rates of return such as those illustrated in the chart.

For a comparative illustration of performance results of the Investment Funds (which reflect The Hudson River Trust and Separate Account charges), see "Investment Fund Performance" in Part 3 of the prospectus.

                                MARKET TRENDS:
                     ILLUSTRATIVE ANNUAL RATES OF RETURN



                                                              LONG-TERM
  FOR THE FOLLOWING PERIODS      COMMON    LONG-TERM GOVT.    CORPORATE      INTERMEDIATE-      U.S. TREASURY    CONSUMER PRICE
       ENDING 12/31/95:          STOCKS         BONDS           BONDS      TERM GOVT. BONDS         BILLS             INDEX
----------------------------  ----------  ---------------  -------------  -----------------  -----------------  ---------------
1 Year ......................
3 Years .....................
5 Years .....................
10 Years ....................
20 Years ....................
30 Years ....................
40 Years ....................
50 Years ....................
60 Years ....................
Since 1926 ..................
Inflation adjusted since
 1926........................


SOURCE: Ibbotson, Roger G., and Rex A. Sinquefield, Stocks, Bonds, Bills, and Inflation (SBBI), 1982, updated in Stocks, Bonds, Bills and Inflation 1996 Yearbook, Ibbotson Associates, Inc., Chicago. All rights reserved.

   COMMON STOCKS (S&P 500)--Standard and Poor's Composite Index, an unmanaged weighted index of the stock performance of 500 industrial, transportation, utility and financial companies.

   LONG-TERM GOVERNMENT BONDS--Measured using a one-bond portfolio constructed each year containing a bond with approximately a twenty year maturity and a reasonably current coupon.

   LONG-TERM CORPORATE BONDS--For the period 1969-1995, represented by the Salomon Brothers Long-term, High-Grade Corporate Bond Index; for the period 1946-1968, the Salomon Brothers Index was backdated using Salomon Brothers monthly yield data and a methodology similar to that used by Salomon Brothers for 1969-1995; for the period 1927-1945, the Standard and Poor's monthly High-Grade Corporate Composite yield data were used, assuming a 4 percent coupon and a twenty year maturity.

   INTERMEDIATE-TERM GOVERNMENT BONDS--Measured by a one-bond portfolio constructed each year containing a bond with approximately a five year maturity.

   U.S. TREASURY BILLS--Measured by rolling over each month a one-bill portfolio containing, at the beginning of each month, the bill having the shortest maturity not less than one month.

   INFLATION--Measured by the Consumer Price Index for all Urban Consumers (CPI-U), not seasonally adjusted.

PART 15--CUSTODIAN AND  INDEPENDENT ACCOUNTANTS

                            [INFORMATION TO COME]

PART 16--FINANCIAL  STATEMENTS

The consolidated financial statements of The Equitable Life Assurance Society of the United States included herein should be considered only as bearing upon the ability of Equitable Life to meet its obligations under the Contracts.

                          FINANCIALS TO COME

          THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES


                         SUPPLEMENT DATED MAY 1, 1996
                                      TO
           EQUI-VEST(REGISTERED TRADEMARK) AND MOMENTUM PROSPECTUS
                              Dated May 1, 1996

This supplement modifies certain information in the prospectus dated May 1, 1996 (the "Prospectus") for EQUI-VEST and MOMENTUM, group and individual deferred variable annuity contracts offered by Equitable Life. Subject to the rules discussed below, Equitable Life will offer its EQUI-VEST Series 200 TSA contracts modified with Rider 95MDHOSP (the "Modified TSA Contract"). This Supplement describes the material differences between the Modified TSA Contract and the EQUI-VEST Series 200 TSA contract described in the Prospectus. Capitalized terms in this Supplement have the same meaning as in the Prospectus.


The Modified TSA Contract may only be offered to employees (age 75 and below) of hospitals and other non-profit healthcare organizations doing business in Maryland. Other material differences between the Modified TSA Contract and the TSA provisions described in the EQUI-VEST Prospectus include the following:

   o CONTINGENT WITHDRAWAL CHARGE. The Contingent Withdrawal Charge schedule for the Modified TSA Contract is as follows:



          CONTINGENT WITHDRAWAL CHARGES
          ------------------------------
           CONTRACT YEAR(S)      CHARGE
          ------------------  ----------
                   1          6%
                   2          5
                   3          4
                   4          3
                   5          2
                   6+         0




      This table replaces the EQUI-VEST Series 200 Contingent Withdrawal Charge table in Part 8: Deductions and Charges of the Prospectus.

   o No contingent withdrawal charge will apply to funds transferred on or after 1/18/96 into the Modified TSA Contract from another tax sheltered annuity contract qualified under Section 403(b) of the Code and issued by an insurance company other than Equitable Life.


   o FREE WITHDRAWAL AMOUNT (FREE CORRIDOR). The free corridor amount is available immediately under the Modified TSA Contract.


   o LOANS. Loans will be available under the Modified TSA Contract when the TSA plan is subject to the Employee Retirement Income Security Act of 1974 (ERISA). Only one outstanding loan will be permitted at any time. There is a minimum loan amount of $1,000 and a maximum loan amount which varies depending on the participant's Annuity Account Value but may never exceed $50,000. For more complete details and rules on Loans see "Loans" in Part 6 of the Prospectus and "Part 4: Loan Provisions" in the Statement of Additional Information.


      In addition, under the Modified TSA Contract we will determine the loan interest rate, unless the TSA's plan administrator chooses to do so. If we set the rate, it will be equal to the Prime Rate (the base rate on corporate loans posted by at least 75% of the nation's 30 largest banks) as published in the Wall Street Journal on the first Monday of the last month of the calendar quarter prior to the effective date of the loan, plus one percentage point (1.00%).

   o ANNUAL ADMINISTRATIVE CHARGE. No annual administrative charge will be charged to participants in the Modified TSA Contract.

                    FOR USE ONLY IN THE STATE OF MARYLAND







                                    PART C

                            OTHER INFORMATION

Item 24.        Financial Statements and Exhibits



        (a)     Financial Statements included in Part B. *

        1.      Separate Account A:
                -Statements of Assets and Liabilities for the Year Ended
                 December 31, 1995;
                -Statements of Operations for the Year Ended December 31,
                 1995;
                -Statements of Changes in Net Assets for the Years Ended
                 December 31, 1995 and 1994;
                -Notes to Financial Statements;
                -Report of Independent Accountants - Price Waterhouse

         2.     The Equitable Life Assurance Society of the United States:
                -Report of Independent Accountants - Price Waterhouse; -Consolidated Balance Sheets as of December 31, 1995 and
                 1994;
                -Consolidated Statements of Earnings for Years Ended
                 December 31, 1995, 1994 and 1993;
                -Consolidated Statements of Equity for Years Ended
                 December 31, 1995, 1994 and 1993;
                -Consolidated Statements of Cash Flows for Years Ended
                 December 31, 1995, 1994 and 1993; and
                -Notes to Consolidated Financial Statements.

        (b)     Exhibits.

        The following exhibits are filed herewith:

         1.     (a)     Resolutions of the Board of Directors of The
                        Equitable Life Assurance Society of the United States
                        ("Equitable") authorizing the establishment of the Registrant, previously filed with this Registration
                        Statement No. 2-30070 on October 27, 1987.

                (b) Resolutions of the Board of Directors of Equitable dated October 16, 1986 authorizing the reorganization of Separate Accounts A, C, D, E, J and K into one continuing separate account, previously filed with this Registration Statement No. 2-30070 on April 24, 1995.

         2.     Not applicable.

         3.     (a)     Sales Agreement among Equitable, Separate Account A
                        and Equitable Variable Life Insurance Company, as principal underwriter for the Hudson River Trust, previously filed with this Registration Statement No.
                        2-30070 on April 24, 1995.

------------
* To be filed by post-effective amendment.

                (b) Sales Agreement, dated as of July 22, 1992, among Equitable, Separate Account A and Equitable Variable Life Insurance Company, as principal underwriter for the Hudson River Trust, previously filed with this Registration Statement No. 2-30070 on April 26, 1993.

                (c) Distribution and Servicing Agreement among Equico Securities, Inc., Equitable and Equitable Variable Life Insurance Company, dated as of May 1, 1994, previously filed with this Registration Statement No. 2-30070 on February 14, 1995.

                (d) Distribution Agreement dated as of January 1, 1995 by and between The Hudson River Trust and Equico Securities, Inc., previously filed with this Registration Statement No. 2-30070 on April 24, 1995.

                (e) Sales Agreement, dated as of January 1, 1995, by and among Equico Securities, Inc., Equitable, Separate Account A, Separate Account No. 301 and Separate Account No. 51, previously filed with this Registration Statement No. 2-30070 on April 24, 1995.

         4.     (a)     Form of each group annuity contract and individual
                        annuity certificate used in connection with EQUI-
                        VEST, previously filed with this Registration
                        Statement No. 2-30070 on April 24, 1995.

                (b) Endorsements or amendments to EQUI-VEST contract and certificate forms, previously filed with this Registration Statement No. 2-30070 on March 2, 1990.

                (c) Form of amendment to representative endorsement, previously filed with this Registration Statement No. 2-30070 on December 21, 1987.

                (d) Form of each individual annuity contract used in connection with EQUI-VEST, previously filed with this Registration Statement No. 2-30070 on May 27, 1992.

                (e) Form of variable annuity contract no. 11993AC-C, certificate no. 11993AC and Endorsements PF11993IRA, PF11993QPI and PF11993SEP, previously filed with this Registration Statement No. 2-30070 on April 24, 1995.

                (f) Form of group annuity contract no. 1050-94IC, previously filed with this Registration Statement No. 2-30070 on April 24, 1995.

                (g) Forms of group annuity certificate nos. 94ICA and 94ICB, previously filed with this Registration Statement No. 2-30070 on April 24, 1995.

                (h) Forms of endorsement nos. 94ENIRAI, 94ENNQI and 94ENMVAI to contract no. 1050-94IC, previously filed with this Registration Statement No. 2-30070 on April 24, 1995.

                (i) Forms of data pages to endorsement nos. 94ENIRAI, 94ENNQI and 94ENMVAI, previously filed with this Registration Statement No. 2-30070 on April 24, 1995.

                (j) Form of group annuity contract and individual annuity certificate for Momentum.

         5.     (a)     Form of application for EQUI-VEST, previously filed
                        with this Registration Statement No. 2-30070 on
                        October 27, 1987.

                (b) Form of application used with the variable annuity contracts offered under EQUI-VEST PERSONAL RETIREMENT PROGRAMS, previously filed with this Registration Statement No. 2-30070 on April 24, 1995.

                (c)     Form of application for Momentum.

         6.     (a)     Copy of the Restated Charter of Equitable, adopted
                        August 6, 1992, previously filed with this Registration Statement No. 2-30070 on April 26, 1993.

                (b) By-Laws of Equitable, as amended through July 22, 1992, previously filed with this Registration Statement No. 2-30070 on April 26, 1993.

                (c) Copy of the Certificate of Amendment of the Restated Charter of Equitable, adopted November 18, 1993.

         7.     Not applicable.

         8.     Not applicable.

         9.     (a)     Opinion and Consent of Herbert P. Shyer, Esq.,
                        Executive Vice President and General Counsel of
                        Equitable, as to the legality of the securities being registered, previously filed with this Registration
                        Statement No. 2-30070 on December 21, 1987.

                (b) Opinion and Consent of Jonathan E. Gaines, Esq., Vice President and Associate General Counsel of Equitable, as to the legality of the securities being registered, previously filed with this Registration Statement No. 2-30070 on July 17, 1992.

                (c) Opinion and Consent of Jonathan E. Gaines, Esq., Vice President and Associate General Counsel of Equitable, as to the legality of the securities being registered, previously filed with this Registration Statement No. 2-30070 on April 24, 1995.

                (d) Opinion and Consent of Jonathan E. Gaines, Esq., Vice President and Associate General Counsel of Equitable, as to the legality of the securities being registered for Momentum.


        10.     (a)     Powers of Attorney.

                (b) Notice concerning regulatory relief, previously filed with this Registration Statement No. 2-30070 on May 27, 1992.

                (c)     Notice concerning regulatory relief for Momentum.

        11.     Not applicable.

        12.     Not applicable.

        13.     (a)     Schedules for computation of Money Market Fund Yield
                        quotations, previously filed with this Registration
                        Statement No. 2-30070 on April 28, 1994.

                (b) Formulae for Determining "30-Day Yields" for Equi-Vest Series Contracts Invested In One Investment Fund (Intermediate Government Securities, Quality Bond or High Yield) of The Hudson River Trust, previously filed with this Registration Statement No. 2- 30070 on April 24, 1995.

                (c) Separate Account A Performance Values Worksheets One-Year Standardized Performance, previously filed with this Registration Statement No. 2-30070 on April 28, 1994.

Item 25.        Directors and Officers of Equitable

        Set forth below is information regarding the directors and principal officers of Equitable. Equitable's address is 787 Seventh Avenue, New York, New York 10019. The business address of the persons whose names are preceded by an asterisk is that of Equitable.

Name and Principal                      Business Address
Positions and Offices                   With Equitable
---------------------                   ------------------

Directors


 Claude Bebear                          Director
 AXA S.A.
 23, Avenue Matignon
 75008 Paris, France




 Christopher J. Brocksom                Director
 AXA Equity & Law
 Amersham Road
 High Wycombe
 Bucks HP 13 5 AL, England




 Francoise Colloc'h                     Director
 AXA S.A.
 23, Avenue Matignon
 75008 Paris, France




 Henri de Castries                      Director
 AXA S.A.
 23, Avenue Matignon
 75008 Paris, France




 Joseph L. Dionne                       Director
 The McGraw-Hill Companies
 1221 Avenue of the Americas
 New York, NY 10020




 William T. Esrey                       Director
 Sprint Corporation
 P.O. Box 11315
 Kansas City, MO 64112

Name and Principal                      Business Address
Positions and Offices                   With Equitable
---------------------                   ------------------



 Jean-Rene Fourtou                      Director
 Rhone-Poulenc S.A.
 25 Quai Paul Doumer
 92408 Courbevoie Cedex
 France





 Norman C. Francis                      Director
 Xavier University of Louisiana
 7325 Palmetto Street
 New Orleans, LA 70125




 Donald J. Greene                       Director
 LeBouef, Lamb, Greene & MacRae
 125 West 55th Street
 New York, NY 10019-4513




 Anthony J. Hamilton                    Director
 Fox-Pitt, Kelton Limited
 35 Wilson Street
 London EC2M  2SJ
 England



 John T. Hartley                        Director
 Harris Corporation
 1025 NASA Boulevard
 Melbourne, FL 32919




 John H.F. Haskell, Jr.                 Director
 Dillon, Read & Co., Inc.
 535 Madison Avenue
 New York, NY 10022



 W. Edwin Jarmain                       Director
 Jarmain Group Inc.
 95 Wellington Street West
 Suite 805
 Toronto, Ontario M5J 2N7,
 Canada




 G.Donald Johnston, Jr.                 Director
 184-400 Ocean Road
 John's Island
 Vero Beach, FL 32963




 Winthrop Knowlton                      Director
 Knowlton Brothers, Inc.
 530 Fifth Avenue
 New York, NY 10036

Name and Principal                      Business Address
Positions and Offices                   With Equitable
---------------------                   ------------------

 Arthur L. Liman                        Director
 Paul, Weiss, Rifkind, Wharton &
   Garrison
 1285 Avenue of the Americas
 New York, NY 10019

 George T. Lowy                         Director
 Cravath, Swaine & Moore
 825 Eighth Avenue
 New York, NY 10019


 Didier Pineau-Valencienne              Director
 Schneider S.A.
 64-70 Avenue Jean-Baptiste Clament
 96646 Boulogne-Billancourt Cedex
 France


 George J. Sella, Jr.                   Director
 P.O. Box 397
 Newton, NJ 07860

 Dave H. Williams                       Director
 Alliance Capital Management
   Corporation
 1345 Avenue of the Americas
 New York, NY 10105

Officer-Directors
-----------------

*James M. Benson                        President, Chief Executive Officer
                                        and Director

*William T. McCaffrey                   Senior Executive Vice President,
                                        Chief Operating Officer and Director


*Joseph J. Melone                       Chairman of the Board and Director


Other Officers
--------------

*Harvey Blitz                           Senior Vice President and Deputy
                                        Chief Financial Officer


*Kevin R. Byrne                         Vice President and Treasurer


*Jerry M. de St. Paer                   Senior Executive Vice President and
                                        Chief Financial Officer

*Gordon G. Dinsmore                     Senior Vice President

*Alvin H. Fenichel                      Senior Vice President and Controller

Name and Principal                      Business Address
Positions and Offices                   With Equitable
---------------------                   ------------------


*Paul J. Flora                          Vice President and Auditor

*Robert E. Garber                       Executive Vice President and General
                                        Counsel

*J. Thomas Liddle, Jr.                  Senior Vice President and Chief
                                        Valuation Actuary

*Michael S. Martin                      Senior Vice President


*Peter D. Noris                         Executive Vice President and Chief
                                        Investment Officer

*Anthony C. Pasquale                    Senior Vice President

*Pauline Sherman                        Vice President, Secretary and
                                        Associate General Counsel

Richard V. Silver                       1755 Broadway, 3rd floor
                                        New York, New York 10019
                                        Senior Vice President and Chief
                                        Compliance Officer

*Jose Suquet                            Executive Vice President and Chief
                                        Agency Officer

Item 26. Persons Controlled by or Under Common Control with the Insurance Company or Registrant

        Separate Account A of The Equitable Life Assurance Society of the United States (the "Separate Account") is a separate account of Equitable. Equitable, a New York stock life insurance company, is a wholly owned subsidiary of The Equitable Companies Incorporated (the "Holding Company"), a publicly traded company.

        The largest stockholder of the Holding Company is AXA S.A., a French insurance holding company. At 12/31/95 AXA S.A. beneficially owned approximately 60.6% of the Holding Company's outstanding common stock plus convertible preferred stock. Under its investment arrangements with Equitable and the Holding Company, AXA S.A. is able to exercise significant influence over the operations and capital structure of the Holding Company and its subsidiaries, including Equitable. AXA S.A. is the principal holding company for most of the companies in one of the largest insurance groups in Europe.
The majority of AXA S.A.'s stock is controlled by a group of five French mutual insurance companies

ORGANIZATION CHART OF EQUITABLE'S AFFILIATES

The Equitable Companies Incorporated (1991) (Delaware)

Donaldson, Lufkin & Jenrette, Inc. (1993) (Delaware) (44.1%) (See Addendum for subsidiaries)

The Equitable Life Assurance Society of the United States (l859) (New York)
(a)(b)

                The Equitable of Colorado, Inc. (l983) (Colorado)

                Equitable Variable Life Insurance Company (l972) (New York) (a)

                        FHJV Holdings, Inc. (1990) (Delaware)

                        EVLICO, INC. (1995) (Delaware)

                        EVLICO East Ridge, Inc. (1995) (Delaware)

                        GP/EQ Southwest, Inc. (1995) (Texas) (5.86%)

                Frontier Trust Company (1987) (North Dakota)

Gateway Center Buildings, Garage and Apartment Hotel, Inc. (inactive) (pre-l970) (Pennsylvania)

                Equitable Deal Flow Fund, L.P.

                        Equitable Managed Assets (Delaware)

                EREIM LP Associates (99%)

                        EML Associates, L.P. (19.8%)

                ACMC, Inc. (1991) (Delaware)

                        Alliance Capital Management L.P. (1988) (Delaware)
                                (46.7% limited partnership interests)

                EVCO, Inc. (1991) (New Jersey)

                EVSA, Inc. (1992) (Pennsylvania)

                Prime Property Funding, Inc. (1993) (Delaware)

                Wil Gro, Inc. (1992) (Pennsylvania)

                Equitable BJVS, Inc. (1992) (California)

                Equitable Rowes Wharf, Inc.

------------
(a) Registered Broker/Dealer     (b) Registered Investment Advisor

The Equitable Companies Incorporated (1991) (Delaware) (cont.)
        The Equitable Life Assurance Society of the United States (cont.)

                GP/EQ Southwest, Inc. (1995) (Texas) (94.132%)

                Fox Run, Inc. (1994) (Massachusetts)

                Equitable Underwriting and Sales Agency (Bahamas) Limited
                (1993) (Bahamas)

                CCMI Corporation (1994) (Maryland)

                FTM Corporation (1994) (Maryland)

                HVM Corporation (1994) (Maryland)

                STCS, Inc. (1992) (Delaware)

                Equitable BJVS, Inc. (1992) (California)

                Equitable Rowes Wharf, Inc. (1995) (Massachusetts)

                Equitable Holding Corporation (1985) (Delaware)

                        Equico Securities, Inc. (l97l) (Delaware) (a) (b)

                        ELAS Securities Acquisition Corp. (l980) (Delaware)

                        Equitable Realty Assets Corporation (l983) (Delaware)

                        100 Federal Street Funding Corporation (Massachusetts)

                        100 Federal Street Realty Corporation (Massachusetts)

                        EquiSource of New York, Inc. (formerly Traditional Equinet Business Corporation of New York) (1986) (New
                        York) (See Addendum for subsidiaries.)

                        Equitable Casualty Insurance Company (l986) (Vermont)

                        EREIM LP Corp. (1986) (Delaware)

                                EREIM LP Associates (1%)

                                        EML Associates (.02%)

                        Six-Pac G.P., Inc. (1990) (Georgia)

                        Equitable Distributors,Inc. (1988) (Delaware) (a)

                        Equitable JVS, Inc. (1988) (Delaware)


------------
(a) Registered Broker/Dealer     (b) Registered Investment Advisor

The Equitable Companies Incorporated (1991) (Delaware) (cont.)
        The Equitable Life Assurance Society of the United States (cont.)
                Equitable Holding Corporation (cont.)

                        Astor/Broadway Acquisition Corp. (1990) (New York)

                        Astor Times Square Corp. (1990) (New York)

                        PC Landmark, Inc. (1990) (Texas)

                        Equitable JVS II, Inc. (1994) (Maryland)

                        Donaldson, Lufkin & Jenrette, Inc. (1985 by EIC; 1993 by EHC) (Delaware) (36.1%) (See Addendum for subsidiaries)

                        JMR Realty Services, Inc. (1994) (Delaware)

                        Equitable Investment Corporation (l97l) (New York)

                        Stelas North Carolina Limited Partnership (50% limited partnership interest) (l984)

                                EQ Services, Inc. (1992) (Delaware)

                                Equitable Agri-Business, Inc. (1984) (Delaware)

                        Alliance Capital Management Corporation (l991) (Delaware) (b) (See Addendum for subsidiaries)

                                Equitable Capital Management Corporation (l985) (Delaware) (b)

                                        Alliance Capital Management L.P. (1988)
                                        (Delaware)
                                        (16.6% limited partnership interests)

                                Equitable JV Holding Corporation (1989)
                                (Delaware)

                                Equitable Real Estate Investment Management,
                                Inc. (l984) (Delaware) (b)

                                        Equitable Realty Portfolio Management,
                                        Inc. (1984) (Delaware)

                                                EQK Partners (100% general
                                                partnership interest)

                                        Compass Management and Leasing Co.
                                        (formerly known as EREIM, Inc.) (l984)
                                        (Colorado)

                Equitable Real Estate Capital Markets, Inc. (1987) (Delaware)
                (a)

------------
(a) Registered Broker/Dealer     (b) Registered Investment Advisor

The Equitable Companies Incorporated (1991) (Delaware) (cont.)
        The Equitable Life Assurance Society of the United States (cont.)
                Equitable Holding Corporation (cont.)

                        Equitable Investment Corporation (1971) (New York)

                        Equitable Real Estate Investment Management, Inc.
                        (1984) (Delaware) (b)

                        EQ Realty Associates-V, Inc. (1987) (Delaware)

                        EPPNLP Corp. (1987) (Delaware)

                        Equitable Pacific Partners Corp. (1987) (Delaware)

                                Equitable Pacific Partners Limited Partnership

                                EREIM Managers Corp. (1986) (Delaware)

                                ML/EQ Real Estate Portfolio, L.P.

                                        EML Associates, L.P. (80%)

                                        Compass Retail, Inc. (1990) (Delaware)

                                        Compass Management and Leasing, Inc.
                                        (1991) (Delaware)

                                        Column Financial, Inc. (1993)
                                        (Delaware) (50%)

                                        Buckhead Strategic Corp. (1994)
                                        (Delaware)

                                                Buckhead Strategic Fund L.P.

                                                BH Strategic Co. I, L.P.

                                        CJVS, Inc. (1994) (Delaware)

                                        ERE European Corp. I, L.P. (1994)
                                        (Delaware)

                                                A/E European Associates I
                                                Limited Partnership

                                        Community Funding, Inc. (1994)
                                        (Delaware)

                                                Community Mortgage Fund, L.P.
                                                (1994) (Delaware)

                                        Buckhead Strategic Corp., II (1995)
                                        (Delaware)

------------
(a) Registered Broker/Dealer     (b) Registered Investment Advisor

ORGANIZATION CHART OF EQUITABLE'S AFFILIATES


ADDENDUM - NON-REAL ESTATE SUBSIDIARY
OF EQUITABLE HOLDING CORPORATION
HAVING MORE THAN FIVE SUBSIDIARIES


EquiSource of New York, Inc.(formerly Traditional Equinet Business Corporation of New York) has the following subsidiaries that are brokerage companies to make available to Equitable Agents within each state traditional (non-equity) products and services not produced by Equitable:

        EquiSource of Delaware, Inc. (1986) (Delaware)
        EquiSource of Alabama, Inc. (1986) (Alabama)
        EquiSource of Arizona, Inc. (1986) (Arizona)
        EquiSource of Arkansas, Inc. (1987) (Arkansas)
        EquiSource Insurance Agency of California, Inc. (1987) (California) EquiSource of Colorado, Inc. (1986) (Colorado)
        EquiSource of Hawaii, Inc. (1987) (Hawaii)
        EquiSource of Maine, Inc. (1987) (Maine)
        EquiSource Insurance Agency of Massachusetts, Inc. (1988)
        (Massachusetts)
        EquiSource of Montana, Inc. (1986) (Montana)
        EquiSource of Nevada, Inc. (1986) (Nevada)
        EquiSource of New Mexico, Inc. (1987) (New Mexico)
        EquiSource of Pennsylvania, Inc. (1986) (Pennsylvania)
        EquiSource Insurance Agency of Utah, Inc. (1986) (Utah)
        EquiSource of Washington, Inc. (1987) (Washington)
        EquiSource of Wyoming, Inc. (1986) (Wyoming)

                 ORGANIZATION CHART OF EQUITABLE'S AFFILIATES

                 ADDENDUM - OTHER NON-REAL ESTATE SUBSIDIARIES
                      HAVING MORE THAN FIVE SUBSIDIARIES


Donaldson, Lufkin & Jenrette, Inc. has the following subsidiaries, and approximately 60 other subsidiaries, most of which are special purpose subsidiaries (the number fluctuates according to business needs):

Donaldson, Lufkin & Jenrette, Inc. (1985) (Delaware)
        Donaldson, Lufkin & Jenrette Securities Corporation (1985)
         (Delaware) (a) (b)
        Wood, Struthers & Winthrop Management Corporation (1985) (Delaware) (b) Autranet, Inc. (1985) (Delaware) (a)
        DLJ Real Estate, Inc.
        DLJ Capital Corporation (b)
        DLJ Mortgage Capital, Inc. (1988) (Delaware)
                Column Financial, Inc.(1993) (Delaware) (50%)

Alliance Capital Management Corporation has the following subsidiaries:

Alliance Capital Management Corporation (1991) (Delaware) (b)
        Alliance Capital Management L.P. (1988) (Delaware) (b)
        Alliance Capital Management Corporation of Delaware, Inc. (Delaware) Alliance Fund Services, Inc. (Delaware)
        Alliance Capital Management (Japan), Inc. (formerly
        Alliance Capital Mgmt. Intl.)
        Alliance Fund Distributors, Inc. (Delaware) (a)
        Alliance Oceanic Corp. (Delaware) (formerly Alliance
        Capital, Ltd.)
        Alliance Capital Management Australia Pty. Ltd.
        (Australia)
        Meiji - Alliance Capital Corp. (Delaware) (50%)
        Alliance Capital (Luxembourg) S.A. (99.98%)
        Alliance Southern Europe Corp. (Delaware) (inactive)
        Alliance Barra Research Institute, Inc. (Delaware) (50%)
        Alliance Capital Management Canada, Inc. (Canada) (99.99%)
        Alliance Capital Management Limited (United Kingdom)
                Pastor Alliance Gestora de Fondas de Pensiones, S.A. (Spain)
                (50%)
                Dementional Asset Management, Ltd. (U.K.)
                Dementional Trust Management, Ltd. (U.K.)
                Alliance Capital Global Derivatives Corp. (Delaware)
                        Alliance Corporate Finance Group, Inc. (Delaware)

------------
(a) Registered Broker/Dealer             (b) Registered Investment Advisor

                                                      January 1, 1995


                          AXA GROUP SIMPLIFIED CHART


                          [CHART TO COME]





0       Voting power
*       AXA ASSURANCES LARD MUTUELLE
        AXA ASSURANCES VIE MUTUELLE
        UNI EUROPE ASSURANCES MUTUELLE
        ALPHA ASSURANCES LARD MUTUELLE
        ALPHA ASSURANCES VIE MUTUELLE
**      Including A.N.F.

                                AXA GROUP CHART

The information listed below is dated as of January 1, 1995; percentages shown represent voting power.

                AXA INSURANCE AND REINSURANCE BUSINESS HOLDING


COMPANY                         COUNTRY                 VOTING POWER
-------                         -------                 ------------

Axa Assurances Iard             France                  99%

Axa Assurances Vie              France                  100%

Uni Europe Assurance            France                  100%

Uni Europe Vie                  France                  99.15%

Alpha Assurances Vie            France                  100%

Direct Assurances Iard          France                  100%

Direct Assurance Vie            France                  100%

Axiva                           France                  100%

Defense Civile                  France                  95.04%

Societe Francaise d'Assistance  France                  51.23%

Monvoisin Assurances            France                  70.90% (99.92%
                                                        including Axa
                                                        mutuals)

Adis                            France                  100% including Axa
                                                        mutuals

Societe Beaujon                 France                  100%

Lor Finance                     France                  99.60%

Jour Finance                    France                  100%

Axa Direct                      France                  100%

AXA U.K.                        U.K.                    100%

Compagnie Auxiliaire pour le
Commerce et l'Industrie         France                  100%

C.F.G.A.                        France                  100% including Axa
                                                        mutuals
                                                        and Finaxa

Saint Bernard Diffusion         France                  95%

Sogarep                         France                  95%, (100% including
                                                        Axa mutuals)

Argos                           France                  N.S.

Finaxa Belgium                  Belgium                 100%

Axa Belgium                     Belgium                 23.28% held by Axa(SA)
                                                        and 65.2% held by
                                                        Finaxa Belgium

De Kortrijske Verzekering       Belgium                 99.8%

COMPANY                         COUNTRY                 VOTING POWER
-------                         -------                 ------------

Victoire Belgium                Belgium                 100% held by Axa
                                                        Belgium

Juris                           Belgium                 100%

Finaxa Luxembourg               Luxembourg              100%

Axa Assurance Luxembourg        Luxembourg              99.4%

Axa Direkt Versicherung A.G.
(ex Amnisia)                    Germany                 100% held by Axa Direct

Axa Equity & Law
Lebensversicherung              Germany                 99.8%

Axa Aurora                      Spain                   50% held by Axa

Aurora Polar                    Spain                   99.2% held by Axa
                                                        Aurora

Axa Seguros                     Spain                   99.1% held by Axa
                                                        Aurora

Axa Assicurazioni               Italy                   100%

Eurovita                        Italy                   30% held by Axa
                                                        Assicurazioni

Axa Equity & Law UK             U.K.                    99.8%

Axa Equity & Law International  U.K.                    (Isle of Man)
                                                        100% held by Axa Equity
                                                        & Law

Axa Insurance                   U.K.                    100%

Axa Marine & Aviation           U.K.                    100%

Axa Equity & Law
Levensverzekeringen             Netherlands             99.8%

Axa Canada                      Canada                  100%

Boreal                          Canada                  100% held by AXA Canada

Axa Assurances Inc              Canada                  100% held by Axa Canada

Axa Insurance Inc               Canada                  100% held by Axa Canada

Anglo Canada General Insurance
Cy                              Canada                  100% held by Axa Canada

Axa Sime Axa Berhad             Malaisya                27.78% held by Axa

Axa Sime Investment Holdings
Pte Ltd                         Singapore               50%

Axa Sime Assurance Hong Kong    Hong Kong               100% held by Axa Sime
                                                        Invt. Holdings Pte Ltd

Axa Sime Assurance Singapour    Singapore               100% held by Axa Sime
                                                        Invt Holdings Pte Ltd

Equitable Cies Incorp.          U.S.A.                  60% held by Axa, 44.17%
                                                        Financiere 45, 8.75%
                                                        and Lorfinance 7.62%

COMPANY                         COUNTRY                 VOTING POWER
-------                         -------                 ------------
Equitable Life Assurance of
the USA                         U.S.A.                  100% held by Equitable
                                                        Cies Inc

N.S.M. Vie                      France                  40.1%

H.C.S. (holding de controle de
SCOR)                           France                  20%

Touring Assurance Courtage      France                  49%

Axa Re Mexico                   Mexico                  100% held by Axa
                                                        Reassurance

Axa Reassurance                 France                  100%

Axa Re Asia                     Singapore               100% held by Axa
                                                        Reassurance

Axa Re U.K. Plc                 U.K.                    100% held by Axa Re
                                                        U.K. Holding

Axa Re U.K. Holding             U.K                     100% held by Axa
                                                        Reassurance

Axa Re U.S.A.                   U.S.A                   (Delaware)
                                                        100% held by Axa
                                                        America

Axa America                     U.S.A.                  (Illinois)
                                                        100% held by Axa
                                                        Reassurance

C.G.R.M.                        Monaco                  100%

Paternelle Monegasque           Monaco                  99.7%

International Technology
Underwriters Inc (INTEC)        U.S.A.                  (Maryland)
                                                        80% held by Axa America

Societe Technique
d'Acceptation en reassurance
(STAR)                          France                  100%

Oyak Sigorta                    Turquie                 11% held by Axa

Axa Japan                       Japan                   100% held by Axa

                        AXA FINANCIAL BUSINESS


COMPANY                         COUNTRY                 VOTING POWER
-------                         -------                 ------------
Compagnie Financiore de Paris
(C.F.P.)                        France                  97.1%, (100% including
                                                        Axa mutuals)

Axa Banque                      France                  98.7% held by C.F.P.

Financiore 78                   France                  100% held by C.F.P.

Axa Credit                      France                  65% held by C.F.P.

Axa Gestion Interessement       France                  100% held by C.F.P.

Compagnie Europeenne de Credit
(C.E.C.)                        France                  100% held by C.F.P.

Gecofrance                      France                  100% held by C.E.C.

Fidei                           France                  20.67% held by C.F.P.
                                                        and 10.79% by Axamur

Fidei Banque                    France                  100% held by Fidei

Fideicomi                       France                  100% held by Fidei

Fideimur                        France                  100% held by Fidei

Fide Bail                       France                  100% held by Fidei

Colisee Murs                    France                  100% held by Fidei

Meeschaert Rousselle            France                  100% held by Financiore
                                                        78

Meeschaert Rousselle Future     France                  100% held by Meeschaert
                                                        Rousselle and M.R.
                                                        Participations

Meeschaert Rousselle
Participations                  France                  100% held by Meeschaert
                                                        Rousselle

Opale Derivee Bourse            France                  89.4% held by M.R.
                                                        Futures and Meeschaert
                                                        Rousselle

Anjou Courtage                  France                  95% held by Meeschaert
                                                        Rousselle

Axiva Gestion                   France                  98.8% held by Axiva

Juri Creances                   France                  99.93% held by Sefiga
                                                        and 0.07% by Axa
                                                        Assurances Iard

S.P.S.                          France                  60.15% (99.24%
                                                        including Axa mutuals)

I.F.D.                          France                  59.97% (86.30%
                                                        including Axa mutuals)

Presence et Initiative          France                  63.7% (100% including
                                                        Axa mutuals and I.F.D.)

Vamopar                         France                  99.80% held by Societe
                                                        Beaujon

COMPANY                         COUNTRY                 VOTING POWER
-------                         -------                 ------------

Axa Asset Management Conseils   France                  100% held by Axa Asset
                                                        Management Europe

Axa Asset Management Europe     France                  100%

Axa Asset Management
Distribution                    France                  100% held by Axa Asset
                                                        Management Europe

Colisee Developpement           France                  100% held by Axa Asset
                                                        Management Europe

Equity & Law Home Loans         U.K.                    100%

Equity & Law Commercial Loans   U.K.                    100%

Alliance Capital Management     U.S.A.                  63% held by ELAS

Donaldson Lufkin & Jenrette     U.S.A.                  60% held by ELAS

Cogefin                         Luxembourg              100% held by Victoire
                                                        Belgium

Sotlinter                       Beligium                100% held by Victoire
                                                        Belgium

Argovie                         France                  65.88% held by Axiva
                                                        and 33.92% by Argos SCA

Financiore 45                   France                  100% held by Axa

Axa Re Vie                      France                  100% held by Axa
                                                        Reassurance

Mofipar                         France                  99.76% held by Societe
                                                        Beaujon

Promothee Finance               France                  99.76% held by Societe
                                                        Beaujon

Oria                            France                  53.8% held by Axa
                                                        Millesimes

Axa Oeuvres d'Art               France                  100% including Axa
                                                        Mutuals

Axa Cantenac Brown              France                  100%

Colisee Acti Finance 1          France                  100% held by Societe
                                                        Beaujon

Colisee Acti Finance 2          France                  100% held by Societe
                                                        Beaujon

Colisee Acti Finance 3          France                  100% held by Societe
                                                        Beaujon

Participations 2001             France                  100% held by Societe
                                                        Beaujon

Finalor                         France                  100% held by Societe
                                                        Beaujon

                           AXA REAL ESTATE BUSINESS


COMPANY                         COUNTRY                 VOTING POWER
-------                         -------                 ------------

C.I.P.M.                        France                  96.83%

Fincosa                         France                  99.69% held by C.I.P.M.

Prebail                         France                  100% held by Societe
                                                        Beaujon and C.P.P.

Axamur                          France                  96.33% (100% including
                                                        Axa mutuals)

Garantie et Patrimoine          France                  98% (98.09% including
                                                        Axa mutuals and S.P.S.)

Parigest                        France                  100% including Axa
                                                        mutuals and C.I.P.M.

Parimmo                         France                  100% including Axa
                                                        mutuals

S.G.C.I.                        France                  99.97% including Axa
                                                        mutuals

Transaxim                       France                  99.4% held by S.G.C.I.

Compagnie Parisienne de
Participations                  France                  100% held by S.G.C.I.

Monte Scopeto                   France                  100% held by C.P.P.

Matipierre                      France                  100% held by Axa Ass.
                                                        Iard and Axa Ass. Vie

Securimmo                       France                  87.13% held by
                                                        different companies and
                                                        mutuals

Delta Point du Jour             France                  100% held by Matipierre

Paroi Nord de l'Arche           France                  100% held by Matipierre

Falival                         France                  100% held by Axa
                                                        Reassurance

Immobiliere Jeanne              France                  99.40% held by Axa Ass
                                                        Iard

Compagnie du Gaz d'Avignon      France                  99% held by Axa Ass
                                                        Iard

Ahorro Familiar                 France                  40.1% held by Axa
                                                        Assurances Iard and
                                                        32.67% held by 3
                                                        S.C.I., = 72.8%

Shaf Hotel Guanahani            France                  52.36% held by
                                                        different companies and
                                                        mutuals

Passy et Cie S.N.C.             France                  100% held by Alpha Ass.
                                                        Vie and Axa Ass. Iard

Fonciere du Val d'Oise          France                  99.72% held by C.P.P.

S.N.C. Saint Barth              France                  58.82% held by Axa Ass.
                                                        Iard

Centrexpo                       France                  87.96% held by C.P.P.

Drouot Rodin                    France                  99.97% held by C.P.P.

COMPANY                         COUNTRY                 VOTING POWER
-------                         -------                 ------------

Sodarec                         France                  99.95% held by C.P.P.

Immobiliere du Sud              France                  99.9%

S.N.C. Dumont d'Urville         France                  50% held by Axa Ass.
                                                        Iard and 50% held by
                                                        S.G.C.I.

Colisee S.C.P.I. Gestion        France                  99% held by Immobiliore
                                                        Jeanne

Colisee Point du Jour           France                  100% held by different
                                                        insurance companies

Axa Pierre S.C.I.               France                  97.92% held by
                                                        different companies and
                                                        mutuals

Capimmo                         France                  100% held by insurance
                                                        companies

Drouot Pierre                   France                  47.22% held by
                                                        insurance companies
                                                        52.79% held by Axa
                                                        Pierre

Pierre Croissance               France                  100% held by some
                                                        insurance companies,
                                                        mutuals and Axa
                                                        Pierre

Plagam                          France                  100% held by Alpha
                                                        Assurance Vie Mutuelle,
                                                        Axa Assurances
                                                        Vie and Pierre
                                                        Croissance

Bugam                           France                  43.91% held by Alpha
                                                        Assurance Vie Mutuelle
                                                        and 56.09% by Pierre
                                                        Croissance

Axa Millesimes                  France                  50.98% (74.60%
                                                        including Axa mutuals)

Chateau Suduirault              France                  100% held by Axa
                                                        Millesimes

Diznoko                         Hongrie                 90% held by Axa
                                                        Millesimes

Finapel                         France                  99.9% held by Axa
                                                        Assurances Iard Mut et
                                                        Uni Europe Ass.
                                                        Mutuelle

Compagnie Financiere Matignon   France                  83.5% held by different
                                                        companies and mutuals

Fonciere Wagram                 France                  99.95% held by Finapel

Equitable Real Estate
Investment                      U.S.A.                  100% held by ELAS

Quinta do Noval Vinhos S.A.     Portugal                99.9% held by Axa
                                                        Millesimes

Groupement Foncier Francais     France                  10.08%

                           OTHER AXA BUSINESS


COMPANY                         COUNTRY                 VOTING POWER
-------                         -------                 ------------

A.N.F.                          France                  95.51% held by Finaxa

Compagnie du Cambodge           France                  32.1% held by A.N.F.

SCAC Delmas Vieljeux            France                  18.68%

Societe Financiere Domaine
Divonne                         France                  14%

Galeries Lafayette              France                  10.50%

Rubis et Cie                    France                  12.11%

Eurofin                         France                  23.4% held by C.F.P.

Sogefie                         Belgique                50% held by Victoire
                                                        Belgique

Lucia                           France                  27.75%

Cogedim                         France                  11.21%

                    ORGANIZATION CHART OF EQUITABLE'S AFFILIATES


                                NOTES


1. The year of formation or acquisition and state or country of incorporation of each affiliate is shown.

2. The chart omits certain relatively inactive special purpose real estate subsidiaries, partnerships, and joint ventures formed to operate or develop a single real estate property or a group of related properties and certain inactive name-holding corporations.


3. All ownership interests on the chart are 100% common stock ownership except for (a) as noted for certain partnership interests, (b) ACMC, Inc.'s and Equitable Capital Management Corporation's limited partnership interests in Alliance Capital Management L.P., (c) as noted for certain subsidiaries of Alliance Capital Management Corp. of Delaware, Inc., (d) Treasurer Robert L. Bennett's 20% interest in Compass Management and Leasing Co. (formerly known as EREIM, Inc.,) (e) as noted for certain subsidiaries of AXA, (f) The Equitable Companies Incorporated's 44.1% interest in DLJ and Equitable Holding Corp.'s 36.1% interest in same, and (g) DLJ Mortgage Capital, Inc.'s and Equitable Real Estate Investment Management Inc.'s ownership (50% each) in Column Financial, Inc.


4. The operational status of the entities shown as having been formed or authorized but "not yet fully operational" should be checked with the appropriate operating areas, especially for those that are start-up situations.

5. The following entities are not included in this chart because, while they have an affiliation with The Equitable, their relationship is not the ongoing equity-based form of control and ownership that is characteristic of the affiliations on the chart, and, in the case of the first two entities, they are under the direction of at least a majority of "outside" trustees:

                            The Equitable Funds
                           The Hudson River Trust
                            Separate Accounts

6.      This chart was last revised on January 18, 1996.

Item 27.        Number of Contractowners


        As of January 31, 1996, there were 769,009 owners of qualified and non-qualified EQUI-VEST certificates and 34,588 certificates in force under the Momemtum Contract offered by the registrant.


Item 28.        Indemnification

        Indemnification of Principal Underwriter

        To the extent permitted by law of the State of New York and subject to all applicable requirements thereof, Equitable undertook to indemnify each of its directors and officers who is made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact the director or officer, or his or her testator or intestate, is or was a director or officer of Equitable.

        Undertaking

        Insofar as indemnification for liability arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.        Principal Underwriters

        (a) Equico Securities, Inc. ("Equico"), a wholly-owned subsidiary of Equitable, is the principal underwriter and depositor for Separate
Account A and Separate Account No. 301, and may be deemed to be a principal underwriter for Separate Account I and Separate Account FP of Equitable Variable Life Insurance Company. Equico's principal business address is 1755 Broadway, NY, NY 10019.

        (b)     See Item 25.

        (c)     Not applicable.

Item 30.        Location of Accounts and Records

        The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 thereunder are maintained by Equitable at Two Penn Plaza, New York, New York 10121.

Item 31.        Management Services

        Not applicable.

Item 32.        Undertakings

        The Registrant hereby undertakes:

        (a) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

        (b) to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or
(2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

        (c) to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

        The Registrant hereby represents that it is relying on the November 28, 1988 no-action letter (Ref. No. IP-6-88) relating to variable annuity contracts offered as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code. Registrant further represents that it complies with the provisions of paragraphs (1) -
(4) of that letter.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this amendment to the registration statement to be signed on its behalf, in the City and State of New York, on this 28th day of February, 1996.


                                SEPARATE ACCOUNT A OF
                                THE EQUITABLE LIFE ASSURANCE SOCIETY
                                OF THE UNITED STATES
                                          (Registrant)

                                By:     The Equitable Life Assurance
                                        Society of the United States


                                By:  /s/ James D. Goodwin
                                            James D. Goodwin
                                            Vice President

                               SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Depositor has duly caused this amendment to the registration statement to be signed on its behalf, in the City and State of New York, on this 28th day of February, 1996.


                                THE EQUITABLE LIFE ASSURANCE SOCIETY
                                OF THE UNITED STATES
                                                  (Depositor)


                                By:  /s/ James D. Goodwin
                                     --------------------------------------
                                          James D. Goodwin
                                          Vice President



        As required by the Securities Act of 1933 and the Investment Company Act of 1940, this amendment to the registration statement has been signed by the following persons in the capacities and on the date indicated:

PRINCIPAL EXECUTIVE OFFICERS:

Joseph J. Melone                Chairman of the Board and Director

James M. Benson                 President, Chief Executive Officer
                                and Director

William T. McCaffrey            Senior Executive Vice President,
                                Chief Operating Officer and Director
PRINCIPAL FINANCIAL OFFICER:

Jerry M. de St. Paer            Senior Executive Vice President and
                                Chief Financial Officer

PRINCIPAL ACCOUNTING OFFICER:

/s/ Alvin H. Fenichel           Senior Vice President and Controller
-----------------------------
Alvin H. Fenichel
February 28, 1996

DIRECTORS:

Claude Bebear           Jean-Rene Foutou        Winthrop Knowlton
James M. Benson         Norman C. Francis       Arthur L. Liman
Christopher Brocksom    Donald J. Greene        George T. Lowy
Francoise Colloc'h      Anthony J. Hamilton     William T. McCaffrey
Henri de Castries       John T. Hartley         Joseph J. Melone
Joseph L. Dionne        John H.F. Haskell, Jr.  Didier Pineau-Valencienne
William T. Esrey        W. Edwin Jarmain        George J. Sella, Jr.
G. Donald Johnston, Jr. Dave H. Williams


By: /s/ James D. Goodwin
    ------------------------------
        James D. Goodwin
        Attorney-in-Fact
        February 28, 1996

                           EXHIBIT INDEX


Exhibit No.                                  Page No.
-----------                                  --------

 4(j) Form of group annuity contract and individual annuity contract for Momentum.

 5(c)   Form of application for Momentum.

 6(c) Copy of the Certificate of Amendment of the Restated Charter of Equitable.

 9(d)   Opinion and Consent of Jonathan E. Gaines, Esq., Vice
        President and Associate General Counsel of Equitable, as to the legality of the securities being registered for Momentum.

10(a)   Powers of Attorney.

  (b)   Notice concerning regulatory relief for Momentum.